UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-21598)

Exact name of registrant as specified in charter:	Putnam RetirementReady Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2017

Date of reporting period :	August 1, 2016 — July 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam RetirementReady® Funds

Annual report
7 | 31 | 17

Putnam Retirement Ready Funds invest in a diversified mix of Putnam portfolios and funds to match the time horizons of retirement investors.

Putnam RetirementReady® Funds

Putnam RetirementReady 2060 Fund	Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2055 Fund	Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2050 Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2045 Fund	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2040 Fund	Putnam Retirement Income Fund Lifestyle 1

Annual report
7 | 31 | 17

Consider these risks before investing: Our allocation of assets among permitted asset categories may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions (including, in the case of bonds, perceptions about the risk of default and expectations about changes in monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the funds’ portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. Commodity-linked notes are subject to the same risks as commodities, such as weather, disease, political, tax and other regulatory developments, and other factors affecting the value of commodities. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the funds to achieve their targeted returns. In addition, under certain market conditions, the funds may accept greater volatility than would typically be the case, in order to seek their targeted return. There is no guarantee that the funds will provide adequate income at and through an investor’s retirement. You can lose money by investing in the funds.

For the portion invested in the Putnam Government Money Market Fund, these risks also apply: Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Message from the Trustees

September 14, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped to fuel financial markets in 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and geopolitical risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Performance history as of 7/31/17

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the table above do not reflect a sales charge of 4.00% for Putnam Retirement Income Fund Lifestyle 1 and 5.75% for all other funds; had they, returns would have been lower. See below and pages 8–21 for additional performance information. For a portion of the periods, the funds had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* With the exception of the Putnam RetirementReady 2050 Fund, 2055 Fund, and the 2060 Fund (inceptions: 5/2/05, 11/30/10, and 11/30/15, respectively), inception of class A shares of RetirementReady Funds is 11/1/04.

This comparison shows performance of broad market indexes for the 12 months ended 7/31/17. See above and pages 8–21 for fund performance information. Index descriptions can be found on page 29–30.

2 RetirementReady® Funds

Robert J. Kea, CFA
Portfolio Manager

Bob is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch, Co-Head of Global Asset Allocation; Robert J. Schoen, Chief Investment Officer, Global Asset Allocation; and Jason R. Vaillancourt, CFA, Co-Head of Global Asset Allocation.

Bob, how did the funds perform for the 12-month reporting period?

Performance was positive for all the RetirementReady portfolios. The longer-dated funds, which have greater allocations to stocks, had greater returns than the shorter-dated funds, which have proportionately higher exposure to bonds and other fixed-income investments. All portfolios benefited from strong stock performance in the underlying funds, including absolute return strategies that also helped dampen volatility. U.S. stocks, as measured by the S&P 500 Index, returned 16.04%, and stocks of non-U.S. developed countries, as measured by the MSCI EAFE Index [ND], fared slightly better at 17.77%. By contrast, bond markets struggled throughout the period as investors preferred riskier assets. The Bloomberg Barclays U.S. Aggregate Bond Index was down 0.51% after longer-term bonds recovered somewhat from late 2016 lows.

What was the investment environment like during the reporting period?

Early in the period, leading up to the U.S. presidential election, stock markets settled into a mostly static range before selling off moderately over election uncertainty. Bond prices also declined prior to the election as economic data

RetirementReady® Funds 3

continued to improve and investors anticipated a Federal Reserve interest-rate increase by the end of the year. The victory of Donald Trump in November dramatically affected markets. Stocks rallied, especially in the United States, as investors anticipated that the Republican-led Congress and new administration would drive tax and regulatory reforms supportive of growth and earnings for businesses. At the same time, bond markets sold off significantly with added assumptions that Trump administration policies would bring inflationary pressures and potentially accelerate future interest-rate increases. In response, the U.S. dollar also strengthened through the end of 2016.

From January through July 2017, stock markets continued to perform well, particularly overseas, as concerns abated over issues such as emerging-market growth, election outcomes in Europe, and U.S. trade policy. U.S. companies reported strong earnings, although gross domestic product growth slowed in the first quarter and yields on longer-term bonds decreased as short-term rates continued to rise, causing flattening of the yield curve. In spite of a lack of legislative progress on health care and other administration priorities, investors continued to prefer riskier assets through the end of the reporting period.

What is the philosophy behind the funds’ glide-path strategy?

The glide path governs the way that the funds’ allocations shift over time as investors progress toward their target retirement date. Early in the glide path, as investors are saving for their retirement decades in advance, the glide path favors larger allocations to stocks in order to generate growth. While these larger equity positions can cause volatility of returns, the extended time horizon is intended to allow for recovery from periodic downturns and the chance to benefit from the expected long-term upward trajectory of equity markets. Stock allocations gradually diminish over time in favor of what we consider to be less volatile assets, such as bonds, in an effort to protect capital as investors approach retirement. As an investor advances through the glide path, we also allocate a growing percentage to our Putnam Absolute Return suite of funds. Our objective is to attempt to reduce market risk across all assets as an investor approaches retirement, while delivering a more diverse set of risks and returns at the portfolio level.

What strategies for the underlying funds contributed or detracted from the funds’ absolute performance during the reporting period?

Throughout the period, we kept the funds’ asset class allocations relatively close to neutral as we expected markets to perform generally in line with benchmark allocations to stocks, bonds, and other fixed-income securities. Within asset class allocations, performance was aided by a slight overweight to U.S. large-cap stocks, both of which performed well during the period. Our large-company stock selection, in the United States as well as in international developed and emerging markets, also contributed to positive results.

Within the fixed-income portion of the portfolios, performance benefited from our decision to favor credit risk over interest-rate-sensitive securities, which experienced a selloff early in the period and were generally weak throughout. Finally, allocations to all four of the absolute return strategies provided strong results, in line with their goal of providing stable returns with less reliance on traditional market risks.

What is your outlook for the coming months?

To date, investors have been patient with the lack of progress on the stimulus and reform agenda in Washington. However, after a strong period for stocks, we believe that markets

4 RetirementReady® Funds

may not have as much momentum going forward, particularly in the United States. We expect that better opportunities may be found in other developed markets and among geographies that offer more attractive valuations. Domestically, stock selection will likely be increasingly important as stock price correlations continue to normalize, in our view.

Although investor and consumer optimism have remained relatively strong recently, we believe that political tensions domestically and abroad have the potential to become disruptive to markets. With this political uncertainty in mind, we will keep a close eye on our asset allocations and look to take advantage of what we believe to be tactical opportunities as they present themselves.

Although inflation has been lower than anticipated recently in the United States and abroad, overall fundamentals suggest that long-term drivers are present. The odds of another Fed rate increase this year have lessened, in our view, but a hike remains possible, especially if inflation readings change. Globally, we think more central banks may begin to seriously consider timetables for raising interest rates, something we will be watching closely in the coming months. Finally, we believe that our allocations to fixed income and Absolute Return within the portfolios will be key to helping provide diversification and stable returns.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

RetirementReady® Funds 5

Composition of the funds’
underlying investments

Historically, each Putnam RetirementReady® Fund invests, to varying degrees, in a variety of Putnam mutual funds. This section describes the goals and strategies of each of the underlying Putnam funds as of July 31, 2017. For more information, please see the funds’ prospectus.

Putnam Absolute Return 100, 300, 500, and 700 Funds

Each fund pursues an “absolute return” strategy that seeks to earn a positive total return over a reasonable period of time (a full market cycle, which is generally at least three years but may potentially be significantly longer) regardless of market conditions or general market direction. Each fund seeks a return that exceeds that of U.S. Treasury bills by a targeted amount, plus a number of basis points specified in the fund’s name, on an annualized basis. For example, Absolute Return 500 Fund seeks to earn a total return of 500 basis points (or 5.00%) over the return on U.S. Treasury bills. The funds pursue their goals through portfolios that are structured to offer varying degrees of risk, expected volatility, and expected returns.

Putnam Dynamic Asset Allocation Equity Fund

The fund’s portfolio invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide and is designed for investors seeking long-term growth. The fund typically allocates approximately 75% of its assets to investments in U.S. companies and 25% of its assets to international companies, but allocations may vary. The Portfolio Managers can adjust allocations based on market conditions.

Putnam Dynamic Asset Allocation Growth Fund

The fund’s portfolio invests mainly in equity securities (growth or value stocks or both) of U.S. and international companies of any size and is designed for investors seeking capital appreciation with moderate risk. The fund’s strategic equity weighting is 80% (the range is 65% to 95%), with the balance invested in a range of fixed-income investments. The Portfolio Managers can adjust allocations based on market conditions.

Putnam Dynamic Asset Allocation Balanced Fund

The fund’s portfolio is diversified across stocks and bonds in global markets and is designed for investors seeking total return. The fund’s strategic equity allocation is 60% (the range is 45% to 75%), with the balance invested in bonds and money market instruments. The Portfolio Managers can adjust the allocations based on market conditions.

Putnam Dynamic Asset Allocation Conservative Fund

The fund’s globally diversified portfolio emphasizes bonds over stocks and is designed for investors who want to protect the value of their investment while receiving regular income and protection against inflation. The strategic fixed-income allocation is 70% (with a range of 55% to 85%), with the balance invested in stocks and money market instruments. The Portfolio Managers can adjust allocations based on market conditions.

6 RetirementReady® Funds

Putnam Government Money Market Fund*

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests at least 99.5% of its total assets in cash, U.S. government securities, and repurchase agreements that are fully collateralized by U.S. government securities or cash.

You can lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Each RetirementReady Fund has a different target date indicating when the fund’s investors expect to retire and begin withdrawing assets from their account, typically at retirement. The funds are generally weighted more heavily toward more aggressive, higher-risk investments when the target date of the fund is far off, and more conservative, lower-risk investments when the target date of the fund is near. The principal value of the funds is not guaranteed at any time, including the target date.

Allocations by fund as of 7/31/17

Underlying Putnam Fund	Putnam Retirement- Ready 2060 Fund	Putnam Retirement- Ready 2055 Fund	Putnam Retirement- Ready 2050 Fund	Putnam Retirement- Ready 2045 Fund	Putnam Retirement- Ready 2040 Fund	Putnam Retirement- Ready 2035 Fund	Putnam Retirement- Ready 2030 Fund	Putnam Retirement- Ready 2025 Fund	Putnam Retirement- Ready 2020 Fund	Putnam Retirement- Income Fund Lifestyle 1

Putnam Dynamic Asset Allocation
Equity Fund	73.3%	71.2%	55.7%	37.4%	13.7%	0.0%	0.0%	0.0%	0.0%	0.0%

Putnam Dynamic Asset Allocation
Growth Fund	16.1%	18.1%	32.9%	50.3%	68.0%	60.7%	23.5%	0.0%	0.0%	0.0%

Putnam Dynamic Asset Allocation
Balanced Fund	0.0%	0.0%	0.0%	0.0%	1.9%	15.8%	42.9%	47.8%	19.7%	0.0%

Putnam Dynamic Asset Allocation
Conservative Fund	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.0%	8.5%	24.7%	34.0%

Putnam Absolute Return
700 Fund®	7.5%	7.4%	7.5%	7.5%	8.5%	11.1%	13.5%	13.1%	7.4%	0.0%

Putnam Absolute Return
500 Fund®	2.2%	2.2%	2.2%	2.2%	3.8%	5.2%	6.7%	11.7%	21.7%	30.2%

Putnam Absolute Return
300 Fund®	0.0%	0.0%	0.0%	0.0%	0.2%	1.7%	4.9%	9.0%	14.0%	20.9%

Putnam Absolute Return
100 Fund®	0.5%	0.7%	1.3%	2.2%	2.5%	2.8%	3.8%	5.0%	6.6%	9.0%

Putnam Government Money
Market Fund*	0.4%	0.4%	0.4%	0.4%	1.4%	2.7%	3.7%	4.9%	5.9%	5.9%

Percentages are based on net assets as of 7/31/17. Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%.

* Effective 9/1/16, Putnam Government Money Market Fund replaced Putnam Money Market Fund as an underlying fund.

RetirementReady® Funds 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/17

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(9/1/16)	(11/1/04)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

2060 Fund*
Life of fund	15.87%	9.21%	14.36%	10.36%	14.45%	14.45%	14.88%	10.86%	15.37%	16.37%	16.36%
Annual average	9.24	5.43	8.38	6.09	8.44	8.44	8.68	6.38	8.96	9.52	9.51

1 year	15.19	8.57	14.23	9.23	14.32	13.32	14.48	10.48	14.83	15.43	15.41

2055 Fund†
Life of fund	89.79	78.88	80.42	80.42	80.53	80.53	83.57	77.14	86.60	93.21	93.05
Annual average	10.09	9.11	9.26	9.26	9.26	9.26	9.54	8.96	9.81	10.38	10.37

5 years	74.29	64.27	67.74	65.74	67.70	67.70	69.89	63.94	71.97	76.55	76.40
Annual average	11.75	10.44	10.90	10.63	10.89	10.89	11.18	10.39	11.45	12.04	12.02

3 years	23.85	16.73	21.11	18.14	21.09	21.09	22.06	17.79	22.88	24.97	24.86
Annual average	7.39	5.29	6.59	5.71	6.59	6.59	6.87	5.61	7.11	7.71	7.68

1 year	15.08	8.47	14.17	9.17	14.11	13.11	14.49	10.49	14.68	15.45	15.36

2050 Fund‡
Annual average
(life of fund)	6.60%	6.08%	6.08%	6.08%	5.80%	5.80%	6.06%	5.75%	6.33%	6.87%	6.86%

10 years	61.54	52.25	52.09	52.09	49.88	49.88	53.69	48.32	57.52	65.77	65.54
Annual average	4.91	4.29	4.28	4.28	4.13	4.13	4.39	4.02	4.65	5.18	5.17

5 years	73.11	63.15	66.73	64.73	66.77	66.77	68.82	62.91	71.00	75.52	75.28
Annual average	11.60	10.29	10.77	10.50	10.77	10.77	11.04	10.25	11.33	11.91	11.88

3 years	23.45	16.35	20.79	17.79	20.76	20.76	21.70	17.45	22.62	24.57	24.40
Annual average	7.28	5.18	6.50	5.61	6.49	6.49	6.77	5.51	7.03	7.60	7.55

1 year	14.58	7.99	13.80	8.80	13.81	12.81	14.06	10.07	14.34	15.07	14.91

8 RetirementReady® Funds

Fund performance Total return for periods ended 7/31/17 cont.

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(9/1/16)	(11/1/04)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

2045 Fund
Annual average
(life of fund)	6.62%	6.12%	6.12%	6.12%	5.82%	5.82%	6.10%	5.80%	6.35%	6.89%	6.88%

10 years	60.84	51.59	51.47	51.47	49.27	49.27	53.22	47.86	56.87	65.08	64.93
Annual average	4.87	4.25	4.24	4.24	4.09	4.09	4.36	3.99	4.61	5.14	5.13

5 years	70.67	60.86	64.48	62.48	64.46	64.46	66.67	60.84	68.54	73.04	72.89
Annual average	11.28	9.97	10.46	10.19	10.46	10.46	10.76	9.97	11.00	11.59	11.57

3 years	23.00	15.93	20.30	17.30	20.31	20.31	21.33	17.09	22.09	24.11	24.00
Annual average	7.15	5.05	6.36	5.46	6.36	6.36	6.66	5.40	6.88	7.47	7.43

1 year	14.10	7.54	13.30	8.30	13.22	12.22	13.69	9.71	13.85	14.52	14.42

2040 Fund
Annual average
(life of fund)	6.50%	6.01%	6.00%	6.00%	5.71%	5.71%	5.97%	5.67%	6.24%	6.77%	6.77%

10 years	59.89	50.70	50.62	50.62	48.29	48.29	52.01	46.69	55.90	63.98	63.90
Annual average	4.81	4.19	4.18	4.18	4.02	4.02	4.28	3.91	4.54	5.07	5.06

5 years	66.93	57.33	60.78	58.78	60.70	60.70	62.76	57.07	64.81	69.12	69.03
Annual average	10.79	9.49	9.96	9.69	9.95	9.95	10.23	9.45	10.51	11.08	11.07

3 years	21.90	14.89	19.21	16.21	19.18	19.18	20.09	15.89	21.01	22.90	22.83
Annual average	6.82	4.74	6.03	5.13	6.02	6.02	6.29	5.04	6.56	7.11	7.10

1 year	13.13	6.63	12.25	7.25	12.26	11.26	12.56	8.62	12.85	13.47	13.40

2035 Fund
Annual average
(life of fund)	6.14%	5.65%	5.64%	5.64%	5.35%	5.35%	5.61%	5.31%	5.87%	6.41%	6.40%

10 years	55.39	46.46	46.32	46.32	44.11	44.11	47.77	42.59	51.56	59.43	59.23
Annual average	4.51	3.89	3.88	3.88	3.72	3.72	3.98	3.61	4.25	4.77	4.76

5 years	59.76	50.58	53.83	51.83	53.85	53.85	55.84	50.39	57.82	61.92	61.72
Annual average	9.82	8.53	9.00	8.71	9.00	9.00	9.28	8.50	9.55	10.12	10.09

3 years	19.95	13.05	17.30	14.30	17.28	17.28	18.15	14.02	19.09	20.95	20.80
Annual average	6.25	4.17	5.46	4.56	5.46	5.46	5.72	4.47	6.00	6.55	6.50

1 year	11.60	5.18	10.76	5.76	10.73	9.73	11.04	7.15	11.30	12.00	11.85

2030 Fund
Annual average
(life of fund)	5.65%	5.16%	5.16%	5.16%	4.86%	4.86%	5.12%	4.83%	5.39%	5.92%	5.91%

10 years	48.63	40.09	39.92	39.92	37.85	37.85	41.30	36.35	44.96	52.45	52.29
Annual average	4.04	3.43	3.42	3.42	3.26	3.26	3.52	3.15	3.78	4.31	4.30

5 years	50.43	41.78	44.90	42.90	44.94	44.94	46.74	41.61	48.65	52.44	52.28
Annual average	8.51	7.23	7.70	7.40	7.71	7.71	7.97	7.21	8.25	8.80	8.78

3 years	17.33	10.59	14.68	11.68	14.70	14.70	15.57	11.53	16.45	18.30	18.18
Annual average	5.47	3.41	4.67	3.75	4.68	4.68	4.94	3.70	5.21	5.76	5.72

1 year	9.61	3.31	8.76	3.76	8.81	7.81	9.07	5.26	9.39	10.00	9.88

RetirementReady® Funds 9

Fund performance Total return for periods ended 7/31/17 cont.

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(9/1/16)	(11/1/04)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

2025 Fund
Annual average
(life of fund)	5.04%	4.56%	4.55%	4.55%	4.26%	4.26%	4.52%	4.23%	4.78%	5.32%	5.31%

10 years	40.12	32.06	31.96	31.96	29.97	29.97	33.25	28.58	36.66	43.81	43.63
Annual average	3.43	2.82	2.81	2.81	2.66	2.66	2.91	2.55	3.17	3.70	3.69

5 years	40.39	32.31	35.26	33.26	35.26	35.26	36.94	32.15	38.63	42.33	42.16
Annual average	7.02	5.76	6.23	5.91	6.23	6.23	6.49	5.73	6.75	7.32	7.29

3 years	14.37	7.80	11.80	8.80	11.81	11.81	12.67	8.72	13.49	15.33	15.19
Annual average	4.58	2.53	3.79	2.85	3.79	3.79	4.06	2.83	4.31	4.87	4.83

1 year	7.60	1.41	6.81	1.81	6.84	5.84	7.11	3.36	7.39	8.03	7.90

2020 Fund
Annual average
(life of fund)	4.24%	3.76%	3.75%	3.75%	3.46%	3.46%	3.72%	3.43%	3.99%	4.51%	4.50%

10 years	31.80	24.22	24.13	24.13	22.25	22.25	25.31	20.92	28.52	35.19	35.09
Annual average	2.80	2.19	2.19	2.19	2.03	2.03	2.28	1.92	2.54	3.06	3.05

5 years	30.52	23.02	25.78	23.78	25.73	25.73	27.31	22.86	28.92	32.24	32.15
Annual average	5.47	4.23	4.69	4.36	4.69	4.69	4.95	4.20	5.21	5.75	5.73

3 years	11.40	4.99	8.92	5.92	8.89	8.89	9.73	5.89	10.59	12.33	12.25
Annual average	3.66	1.64	2.89	1.94	2.88	2.88	3.14	1.93	3.41	3.95	3.93

1 year	6.05	–0.05	5.24	0.24	5.25	4.25	5.51	1.82	5.79	6.39	6.32

Retirement
Income Fund
Lifestyle 1
Annual average
(life of fund)	3.05%	2.72%	2.57%	2.57%	2.28%	2.28%	2.66%	2.39%	2.79%	3.31%	3.31%

10 years	28.78	23.63	21.25	21.25	19.49	19.49	24.32	20.27	25.57	32.13	32.00
Annual average	2.56	2.14	1.95	1.95	1.80	1.80	2.20	1.86	2.30	2.83	2.82

5 years	19.19	14.43	14.75	12.75	14.77	14.77	17.67	13.84	17.73	20.80	20.68
Annual average	3.57	2.73	2.79	2.43	2.79	2.79	3.31	2.63	3.32	3.85	3.83

3 years	8.34	4.01	5.85	2.85	5.89	5.89	7.45	3.96	7.54	9.23	9.12
Annual average	2.71	1.32	1.91	0.94	1.92	1.92	2.42	1.30	2.45	2.99	2.95

1 year	4.94	0.74	4.11	–0.89	4.09	3.09	4.62	1.22	4.70	5.27	5.17

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. The maximum sales charges for Retirement Income Fund Lifestyle 1 class A and M shares are 4.00% and 3.25%, respectively. Class B share returns after the contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6 and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, these funds had expense limitations, without which returns would have been lower.

For the funds with eight years of performance, class B share performance reflects conversion to class A shares after eight years.

* The inception date of Putnam RetirementReady 2060 Fund is 11/30/15, for all share classes except class R6, which is on 9/1/16.

† The inception date of Putnam RetirementReady 2055 Fund is 11/30/10, for all share classes except class R6, which is on 9/1/16.

‡ The inception date of Putnam RetirementReady 2050 Fund is 5/2/05, for all share classes except class R6, which is on 9/1/16.

10 RetirementReady® Funds

Comparative index returns For periods ended 7/31/17

		Bloomberg Barclays U.S.
	S&P 500 Index	Aggregate Bond Index

Annual average (life of fund)
(since 11/1/04)*	8.57%	4.16%

Annual average (life of fund)
(since 5/2/05)†	8.65	4.25

Life of fund	140.92	22.36

Annual average (since 11/30/10)‡	14.10	3.07

Life of fund	22.97	5.09

Annual average (since 11/30/15)**	13.21	3.03

10 years	110.73	54.35

Annual average	7.74	4.44

5 years	99.22	10.52

Annual average	14.78	2.02

3 years	36.29	8.37

Annual average	10.87	2.71

1 year	16.04	–0.51

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Inception date of all the Putnam RetirementReady Funds with the exception of the 2050, 2055, and 2060 Fund.

† Inception date of Putnam RetirementReady 2050 Fund.

‡ Inception date of Putnam RetirementReady 2055 Fund.

** Inception date of Putnam RetirementReady 2060 Fund.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,436 ($11,036 after contingent deferred sales charge) and $11,445 (contingent deferred sales charge no longer applies). A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,086. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $11,537, $11,637, and $11,636, respectively. See first page of performance section for Performance calculation method.

RetirementReady® Funds 11

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $18,042 and $18,053, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $17,714. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $18,660, $19,321, and $19,305, respectively. See first page of Performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,209 and $14,988, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,832. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $15,752, $16,577, and $16,554, respectively. See first page of Performance section for performance calculation method.

12 RetirementReady® Funds

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,147 and $14,927, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,786. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $15,687, $16,508, and $16,493, respectively. See first page of Performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,062 and $14,829, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,669. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $15,590, $16,398, and $16,390, respectively. See first page of Performance section for performance calculation method.

RetirementReady® Funds 13

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,632 and $14,411, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,259. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $15,156, $15,943, and $15,923, respectively. See first page of Performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,992 and $13,785, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,635. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $14,496, $15,245, and $15,229, respectively. See first page of Performance section for performance calculation method.

14 RetirementReady® Funds

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,196 and $12,997, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,858. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $13,666, $14,381, and $14,363, respectively. See first page of Performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $12,413 and $12,225, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,092. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $12,852, $13,519, and $13,509, respectively. See first page of Performance section for performance calculation method.

RetirementReady® Funds 15

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $12,125 and $11,949, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $12,027. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $12,557, $13,213, and $13,200, respectively. See first page of Performance section for performance calculation method.

Fund price and distribution information For the 12-month period ended 7/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

2060 Fund
Number	1		1	1	1		1	1	1

Income	$0.088		$0.016	$0.042	$0.032		$0.055	$0.093	$0.101

Capital gains
Long-term gains	0.104		0.104	0.104	0.104		0.104	0.104	0.104
Short-term gains	—		—	—	—		—	—	—

Total	$0.192		$0.120	$0.146	$0.136		$0.159	$0.197	$0.205

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

7/31/16	$9.83	$10.43	$9.79	$9.79	$9.81	$10.17	$9.82	—	$9.85

9/1/16*	—	—	—	—	—	—	—	$9.86	—

7/31/17	11.11	11.79	11.05	11.03	11.08	11.48	11.10	11.15	11.14

16 RetirementReady® Funds

Fund price and distribution information For the 12-month period ended 7/31/17 cont.

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

2055 Fund
Number	1		1	1	1		1	1	1

Income	$0.087		$0.008	$0.014	$0.038		$0.062	$0.095	$0.104

Capital gains
Long-term gains	0.019		0.019	0.019	0.019		0.019	0.019	0.019
Short-term gains	—		—	—	—		—	—	—

Total	$0.106		$0.027	$0.033	$0.057		$0.081	$0.114	$0.123

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

7/31/16	$10.46	$11.10	$10.37	$10.25	$10.44	$10.82	$10.42	—	$10.53

9/1/16*	—	—	—	—	—	—	—	$10.55	—

7/31/17	11.92	12.65	11.81	11.66	11.89	12.32	11.86	12.03	12.01

2050 Fund
Number	1		—	—	1		1	1	1

Income	$0.114		—	—	$0.044		$0.070	$0.128	$0.140

Capital gains	—		—	—	—		—	—	—

Total	$0.114		—	—	$0.044		$0.070	$0.128	$0.140

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

7/31/16	$17.05	$18.09	$16.81	$16.65	$17.20	$17.82	$16.86	—	$17.14

9/1/16*	—	—	—	—	—	—	—	$17.17	—

7/31/17	19.41	20.59	19.13	18.95	19.57	20.28	19.20	19.58	19.54

2045 Fund
Number	1		—	—	1		1	1	1

Income	$0.105		—	—	$0.011		$0.053	$0.120	$0.135

Capital gains	—		—	—	—		—	—	—

Total	$0.105		—	—	$0.011		$0.053	$0.120	$0.135

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

7/31/16	$18.91	$20.06	$17.22	$17.25	$18.35	$19.02	$19.41	—	$22.61

9/1/16*	—	—	—	—	—	—	—	$22.65	—

7/31/17	21.46	22.77	19.51	19.53	20.85	21.61	22.04	25.76	25.72

2040 Fund
Number	1		—	—	—		1	1	1

Income	$0.066		—	—	—		$0.008	$0.081	$0.095

Capital gains	—		—	—	—		—	—	—

Total	$0.066		—	—	—		$0.008	$0.081	$0.095

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

7/31/16	$20.58	$21.84	$19.02	$18.76	$19.35	$20.05	$21.23	—	$24.13

9/1/16*	—	—	—	—	—	—	—	$24.17	—

7/31/17	23.21	24.63	21.35	21.06	21.78	22.57	23.95	27.29	27.26

RetirementReady® Funds 17

Fund price and distribution information For the 12-month period ended 7/31/17 cont.

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

2035 Fund
Number	1		—	1	1		1	1	1

Income	$0.154		—	$0.006	$0.051		$0.103	$0.170	$0.184

Capital gains	—		—	—	—		—	—	—

Total	$0.154		—	$0.006	$0.051		$0.103	$0.170	$0.184

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

7/31/16	$20.85	$22.12	$19.15	$19.08	$20.07	$20.80	$20.10	—	$24.30

9/1/16*	—	—	—	—	—	—	—	$24.34	—

7/31/17	23.10	24.51	21.21	21.12	22.23	23.04	22.26	27.03	26.98

2030 Fund
Number	1		—	1	—		1	1	1

Income	$0.146		—	$0.007	—		$0.087	$0.162	$0.174

Capital gains	—		—	—	—		—	—	—

Total	$0.146		—	$0.007	—		$0.087	$0.162	$0.174

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

7/31/16	$20.68	$21.94	$19.64	$19.60	$20.06	$20.79	$19.64	—	$23.65

9/1/16*	—	—	—	—	—	—	—	$23.67	—

7/31/17	22.51	23.88	21.36	21.32	21.88	22.67	21.39	25.84	25.80

2025 Fund
Number	1		1	1	1		1	1	1

Income	$0.304		$0.150	$0.172	$0.235		$0.256	$0.321	$0.342

Capital gains	—		—	—	—		—	—	—

Total	$0.304		$0.150	$0.172	$0.235		$0.256	$0.321	$0.342

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

7/31/16	$21.08	$22.37	$19.66	$19.62	$19.96	$20.68	$19.78	—	$21.19

9/1/16*	—	—	—	—	—	—	—	$21.20	—

7/31/17	22.36	23.72	20.84	20.78	21.13	21.90	20.97	22.55	22.50

2020 Fund
Number	1		1	1	1		1	1	1

Income	$0.193		$0.053	$0.064	$0.109		$0.138	$0.207	$0.212

Capital gains	—		—	—	—		—	—	—

Total	$0.193		$0.053	$0.064	$0.109		$0.138	$0.207	$0.212

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

7/31/16	$18.55	$19.68	$17.85	$17.84	$18.21	$18.87	$17.88	—	$20.79

9/1/16*	—	—	—	—	—	—	—	$20.80	—

7/31/17	19.47	20.66	18.73	18.71	19.10	19.79	18.77	21.90	21.88

18 RetirementReady® Funds

Fund price and distribution information For the 12-month period ended 7/31/17 cont.

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

Retirement Income
Fund
Lifestyle 1
Number	12		1	1	8		8	11	12

Income	$0.203		$0.143	$0.142	$0.162		$0.163	$0.249	$0.243

Capital gains	—		—	—	—		—	—	—

Total	$0.203		$0.143	$0.142	$0.162		$0.163	$0.249	$0.243

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

7/31/16	$17.02	$17.73	$16.74	$16.79	$17.07	$17.64	$17.01	—	$17.08

9/1/16*	—	—	—	—	—	—	—	$17.08	—

7/31/17	17.65	18.39	17.28	17.33	17.69	18.28	17.64	17.71	17.71

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares for all funds except Retirement Income Fund Lifestyle 1, for which the rates are 4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R6 shares.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/17

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(9/1/16)	(11/1/04)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

2060 Fund*
Life of fund	13.27%	6.75%	11.88%	7.88%	11.96%	11.96%	12.39%	8.45%	12.77%	13.76%	13.74%
Annual average	8.19	4.21	7.35	4.91	7.40	7.40	7.65	5.26	7.89	8.48	8.47

1 year	17.01	10.28	16.13	11.13	16.22	15.22	16.39	12.32	16.64	17.37	17.35

2055 Fund†
Life of fund	85.49%	74.83%	76.60%	76.60%	76.65%	76.65%	79.55%	73.27%	82.51%	88.87%	88.71%
Annual average	9.84	8.86	9.02	9.02	9.03	9.03	9.30	8.71	9.57	10.14	10.13

5 years	72.11	62.21	65.89	63.89	66.00	66.00	67.90	62.02	70.12	74.56	74.40
Annual average	11.47	10.16	10.65	10.39	10.67	10.67	10.92	10.13	11.21	11.79	11.77

3 years	18.97	12.13	16.40	13.54	16.33	16.33	17.24	13.13	18.12	19.97	19.87
Annual average	5.96	3.89	5.19	4.33	5.17	5.17	5.44	4.20	5.71	6.26	6.23

1 year	16.83	10.12	16.01	11.01	16.08	15.08	16.34	12.26	16.53	17.32	17.21

2050 Fund‡
Annual average
(life of fund)	6.45%	5.94%	5.93%	5.93%	5.66%	5.66%	5.92%	5.61%	6.18%	6.72%	6.72%

10 years	51.47	42.76	42.60	42.60	40.53	40.53	44.08	39.04	47.73	55.35	55.30
Annual average	4.24	3.62	3.61	3.61	3.46	3.46	3.72	3.35	3.98	4.50	4.50

5 years	71.27	61.42	64.88	62.88	64.98	64.98	67.03	61.19	69.12	73.50	73.44
Annual average	11.36	10.05	10.52	10.25	10.53	10.53	10.81	10.02	11.08	11.65	11.64

3 years	18.69	11.86	16.05	13.05	16.04	16.04	16.91	12.82	17.82	19.66	19.62
Annual average	5.88	3.81	5.09	4.17	5.09	5.09	5.35	4.10	5.62	6.17	6.15

1 year	16.48	9.78	15.63	10.63	15.65	14.65	15.93	11.87	16.24	16.84	16.80

RetirementReady® Funds 19

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/17 cont.

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(9/1/16)	(11/1/04)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

2045 Fund
Annual average
(life of fund)	6.48%	5.99%	5.98%	5.98%	5.69%	5.69%	5.96%	5.66%	6.22%	6.76%	6.75%

10 years	50.93	42.25	42.12	42.12	40.12	40.12	43.61	38.58	47.20	54.87	54.72
Annual average	4.20	3.59	3.58	3.58	3.43	3.43	3.69	3.32	3.94	4.47	4.46

5 years	69.13	59.40	62.86	60.86	62.91	62.91	64.98	59.21	66.99	71.42	71.26
Annual average	11.08	9.77	10.25	9.97	10.25	10.25	10.53	9.75	10.80	11.38	11.36

3 years	18.35	11.55	15.70	12.70	15.77	15.77	16.62	12.54	17.47	19.37	19.26
Annual average	5.78	3.71	4.98	4.07	5.00	5.00	5.26	4.02	5.51	6.08	6.05

1 year	15.87	9.21	15.05	10.05	15.09	14.09	15.39	11.35	15.65	16.29	16.18

2040 Fund
Annual average
(life of fund)	6.38%	5.88%	5.88%	5.88%	5.59%	5.59%	5.85%	5.55%	6.12%	6.65%	6.64%

10 years	50.61	41.95	41.88	41.88	39.72	39.72	43.22	38.21	46.85	54.45	54.36
Annual average	4.18	3.57	3.56	3.56	3.40	3.40	3.66	3.29	3.92	4.44	4.44

5 years	65.66	56.13	59.57	57.57	59.54	59.54	61.60	55.95	63.53	67.79	67.69
Annual average	10.62	9.32	9.80	9.52	9.79	9.79	10.08	9.29	10.34	10.91	10.89

3 years	17.42	10.67	14.80	11.80	14.84	14.84	15.69	11.64	16.58	18.38	18.31
Annual average	5.50	3.44	4.71	3.79	4.72	4.72	4.98	3.74	5.25	5.78	5.76

1 year	14.85	8.25	13.93	8.93	13.95	12.95	14.29	10.29	14.52	15.19	15.12

2035 Fund
Annual average
(life of fund)	6.03%	5.54%	5.53%	5.53%	5.24%	5.24%	5.50%	5.21%	5.76%	6.30%	6.29%

10 years	47.06	38.60	38.55	38.55	36.40	36.40	39.90	35.00	43.45	50.88	50.74
Annual average	3.93	3.32	3.31	3.31	3.15	3.15	3.41	3.05	3.67	4.20	4.19

5 years	58.94	49.80	53.20	51.20	53.10	53.10	55.10	49.67	57.01	61.11	60.96
Annual average	9.71	8.42	8.91	8.62	8.89	8.89	9.17	8.40	9.44	10.01	9.99

3 years	15.91	9.25	13.34	10.34	13.32	13.32	14.18	10.19	15.03	16.85	16.74
Annual average	5.04	2.99	4.26	3.34	4.26	4.26	4.52	3.29	4.78	5.33	5.29

1 year	13.09	6.58	12.28	7.28	12.25	11.25	12.56	8.62	12.83	13.47	13.36

2030 Fund
Annual average
(life of fund)	5.57%	5.08%	5.07%	5.07%	4.78%	4.78%	5.04%	4.75%	5.31%	5.84%	5.83%

10 years	41.49	33.35	33.22	33.22	31.22	31.22	34.53	29.82	38.00	45.09	44.99
Annual average	3.53	2.92	2.91	2.91	2.75	2.75	3.01	2.64	3.27	3.79	3.79

5 years	50.27	41.63	44.81	42.81	44.78	44.78	46.53	41.40	48.43	52.22	52.12
Annual average	8.49	7.21	7.69	7.39	7.68	7.68	7.94	7.17	8.22	8.77	8.75

3 years	13.88	7.33	11.40	8.40	11.36	11.36	12.17	8.25	13.06	14.82	14.75
Annual average	4.43	2.39	3.66	2.72	3.65	3.65	3.90	2.68	4.18	4.72	4.69

1 year	10.95	4.57	10.14	5.14	10.09	9.09	10.39	6.53	10.67	11.30	11.23

20 RetirementReady® Funds

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/17 cont.

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(9/1/16)	(11/1/04)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

2025 Fund
Annual average
(life of fund)	4.98%	4.49%	4.49%	4.49%	4.20%	4.20%	4.46%	4.17%	4.72%	5.25%	5.25%

10 years	34.13	26.42	26.26	26.26	24.43	24.43	27.60	23.13	30.83	37.66	37.55
Annual average	2.98	2.37	2.36	2.36	2.21	2.21	2.47	2.10	2.72	3.25	3.24

5 years	40.72	32.62	35.60	33.60	35.50	35.52	37.21	32.41	38.94	42.61	42.50
Annual average	7.07	5.81	6.28	5.96	6.27	6.27	6.53	5.78	6.80	7.36	7.34

3 years	11.64	5.22	9.20	6.20	9.10	9.10	9.98	6.13	10.76	12.59	12.50
Annual average	3.74	1.71	2.98	2.03	2.95	2.95	3.22	2.00	3.46	4.03	4.00

1 year	8.67	2.42	7.93	2.93	7.85	6.85	8.16	4.38	8.40	9.05	8.96

2020 Fund
Annual average
(life of fund)	4.20%	3.71%	3.70%	3.70%	3.42%	3.42%	3.67%	3.38%	3.94%	4.46%	4.45%

10 years	27.00	19.70	19.56	19.56	17.81	17.81	20.75	16.53	23.85	30.24	30.15
Annual average	2.42	1.81	1.80	1.80	1.65	1.65	1.90	1.54	2.16	2.68	2.67

5 years	31.18	23.63	26.25	24.25	26.35	26.35	27.87	23.40	29.49	32.90	32.80
Annual average	5.58	4.33	5.77	4.44	4.79	4.79	5.04	4.29	5.31	5.85	5.84

3 years	9.30	3.01	6.78	3.78	6.87	6.87	7.62	3.85	8.48	10.18	10.10
Annual average	3.01	0.99	2.21	1.25	2.24	2.24	2.48	1.27	2.75	3.28	3.26

1 year	6.86	0.71	6.01	1.01	6.08	5.08	6.27	2.55	6.62	7.17	7.10

Retirement
Income Fund
Lifestyle 1
Annual average
(life of fund)	3.01%	2.68%	2.53%	2.53%	2.25%	2.25%	2.62%	2.35%	2.75%	3.28%	3.27%

10 years	26.77	21.70	19.40	19.40	17.64	17.64	22.36	18.38	23.56	30.07	29.95
Annual average	2.40	1.98	1.79	1.79	1.64	1.64	2.04	1.70	2.14	2.66	2.65

5 years	19.85	15.05	15.44	13.44	15.46	15.46	18.31	14.46	18.31	21.45	21.34
Annual average	3.69	2.84	2.91	2.55	2.92	2.92	3.42	2.74	3.42	3.96	3.94

3 years	6.94	2.66	4.57	1.61	4.55	4.55	6.12	2.67	6.08	7.87	7.78
Annual average	2.26	0.88	1.50	0.53	1.49	1.49	2.00	0.88	1.99	2.56	2.53

1 year	5.47	1.26	4.70	–0.30	4.74	3.74	5.20	1.79	5.17	5.85	5.76

* The inception date of Putnam RetirementReady 2060 Fund is 11/30/15, for all share classes except class R6, which is on 9/1/16.

† The inception date of Putnam RetirementReady 2055 Fund is 11/30/10, for all share classes except class R6, which is on 9/1/16.

‡ The inception date of Putnam RetirementReady 2050 Fund is 5/2/05, for all share classes except class R6, which is on 9/1/16.

See the discussion following the fund performance tables on page 10 for information about the calculation of fund performance.

RetirementReady® Funds 21

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A†	Class B†	Class C†	Class M†	Class R†	Class R6‡	Class Y†

Putnam RetirementReady 2060 Fund
Estimated net expenses for the fiscal year
ended 7/31/16*	1.04%	1.79%	1.79%	1.54%	1.29%	0.70%	0.79%

Estimated total annual operating expenses
for the fiscal year ended 7/31/16	122.81%	123.56%	123.56%	123.31%	123.06%	122.47%	122.56%

Annualized expense ratio for the six-month
period ended 7/31/17#	0.41%	1.16%	1.16%	0.91%	0.66%	0.05%	0.16%

Putnam RetirementReady 2055 Fund
Estimated net expenses for the fiscal year
ended 7/31/16**	1.12%	1.87%	1.87%	1.62%	1.37%	0.70%	0.87%

Estimated total annual operating expenses
for the fiscal year ended 7/31/16	2.46%	3.21%	3.21%	2.96%	2.71%	2.04%	2.21%

Annualized expense ratio for the six-month
period ended 7/31/17#	0.44%	1.19%	1.19%	0.94%	0.69%	0.05%	0.19%

Putnam RetirementReady 2050 Fund
Estimated net expenses for the fiscal year
ended 7/31/16**	1.13%	1.88%	1.88%	1.63%	1.38%	0.70%	0.88%

Estimated total annual operating expenses
for the fiscal year ended 7/31/16	1.45%	2.20%	2.20%	1.95%	1.70%	1.02%	1.20%

Annualized expense ratio for the six-month
period ended 7/31/17#	0.38%	1.13%	1.13%	0.88%	0.63%	0.05%	0.13%

Putnam RetirementReady 2045 Fund
Estimated net expenses for the fiscal year
ended 7/31/16**	1.13%	1.88%	1.88%	1.63%	1.38%	0.71%	0.88%

Estimated total annual operating expenses
for the fiscal year ended 7/31/16	1.43%	2.18%	2.18%	1.93%	1.68%	1.01%	1.18%

Annualized expense ratio for the six-month
period ended 7/31/17#	0.40%	1.15%	1.15%	0.90%	0.65%	0.05%	0.15%

Putnam RetirementReady 2040 Fund
Estimated net expenses for the fiscal year
ended 7/31/16**	1.15%	1.90%	1.90%	1.65%	1.40%	0.72%	0.90%

Estimated total annual operating expenses
for the fiscal year ended 7/31/16	1.31%	2.06%	2.06%	1.81%	1.56%	0.88%	1.06%

Annualized expense ratio for the six-month
period ended 7/31/17#	0.35%	1.10%	1.10%	0.85%	0.60%	0.05%	0.10%

22 RetirementReady® Funds

Expense ratios cont.

	Class A†	Class B†	Class C†	Class M†	Class R†	Class R6‡	Class Y†

Putnam RetirementReady 2035 Fund
Estimated net expenses for the fiscal year
ended 7/31/16**	1.12%	1.87%	1.87%	1.62%	1.37%	0.71%	0.87%

Estimated total annual operating expenses
for the fiscal year ended 7/31/16	1.31%	2.06%	2.06%	1.81%	1.56%	0.90%	1.06%

Annualized expense ratio for the six-month
period ended 7/31/17#	0.39%	1.14%	1.14%	0.89%	0.64%	0.05%	0.14%

Putnam RetirementReady 2030 Fund
Estimated net expenses for the fiscal year
ended 7/31/16**	1.11%	1.86%	1.86%	1.61%	1.36%	0.68%	0.86%

Estimated total annual operating expenses
for the fiscal year ended 7/31/16	1.23%	1.98%	1.98%	1.73%	1.48%	0.80%	0.98%

Annualized expense ratio for the six-month
period ended 7/31/17#	0.34%	1.09%	1.09%	0.84%	0.59%	0.05%	0.09%

Putnam RetirementReady 2025 Fund
Estimated net expenses for the fiscal year
ended 7/31/16**	1.07%	1.82%	1.82%	1.57%	1.32%	0.66%	0.82%

Estimated total annual operating expenses
for the fiscal year ended 7/31/16	1.24%	1.99%	1.99%	1.74%	1.49%	0.83%	0.99%

Annualized expense ratio for the six-month
period ended 7/31/17#	0.39%	1.14%	1.14%	0.89%	0.64%	0.05%	0.14%

Putnam RetirementReady 2020 Fund
Estimated net expenses for the fiscal year
ended 7/31/16**	1.08%	1.83%	1.83%	1.58%	1.33%	0.65%	0.83%

Estimated total annual operating expenses
for the fiscal year ended 7/31/16	1.20%	1.95%	1.95%	1.70%	1.45%	0.77%	0.95%

Annualized expense ratio for the six-month
period ended 7/31/17#	0.33%	1.08%	1.08%	0.83%	0.58%	0.05%	0.08%

Putnam Retirement Income Fund
Lifestyle 1
Estimated net expenses for the fiscal year
ended 7/31/16**	1.03%	1.78%	1.78%	1.28%	1.28%	0.63%	0.78%

Estimated total annual operating expenses
for the fiscal year ended 7/31/16	1.25%	2.00%	2.00%	1.50%	1.50%	0.85%	1.00%

Annualized expense ratio for the six-month
period ended 7/31/17#	0.36%	1.11%	1.11%	0.61%	0.61%	0.05%	0.11%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and differs from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

RetirementReady® Funds 23

Expense ratios cont.

Prospectus expense information also includes the impact of acquired fund fees and expense in which each fund invests (see table below), which are not included in financial highlights or annualized expense ratios. Restated to reflect (1) current fees resulting from a change in the fund’s and the underlying funds’ investor servicing arrangements; and (2) investment by the fund in class G shares of Putnam Government Money Market Fund and class P shares of the other underlying funds.

Putnam RetirementReady 2060 Fund	0.65%
Putnam RetirementReady 2055 Fund	0.65%
Putnam RetirementReady 2050 Fund	0.65%
Putnam RetirementReady 2045 Fund	0.66%
Putnam RetirementReady 2040 Fund	0.67%
Putnam RetirementReady 2035 Fund	0.66%
Putnam RetirementReady 2030 Fund	0.63%
Putnam RetirementReady 2025 Fund	0.61%
Putnam RetirementReady 2020 Fund	0.60%
Putnam Retirement Income Fund Lifestyle 1	0.58%

* Reflects Putnam Management’s decision to contractually limit expenses through 11/30/26.

** Reflects Putnam Management’s decision to contractually limit expenses through 11/30/17.

† Fiscal year ended 7/31/16 has been restated to reflect current fees resulting from a change to each fund’s other expenses, including a change to each fund’s investor servicing arrangements effective 9/1/16.

‡ Fiscal year ended 7/31/16 other expenses are based on expenses of class A shares for each fund’s last fiscal year, restated to reflect current fees for class A shares and adjusted to reflect the lower investor servicing fees applicable to class R6 shares.

# For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Excludes the expense ratio of the underlying Putnam mutual funds. Includes a one-time adjustment to certain fund fees resulting in the following annualized decrease of:

Putnam RetirementReady 2060 Fund	N/A
Putnam RetirementReady 2055 Fund	0.02%
Putnam RetirementReady 2050 Fund	0.04%
Putnam RetirementReady 2045 Fund	0.03%
Putnam RetirementReady 2040 Fund	0.05%
Putnam RetirementReady 2035 Fund	0.03%
Putnam RetirementReady 2030 Fund	0.05%
Putnam RetirementReady 2025 Fund	0.03%
Putnam RetirementReady 2020 Fund	0.05%
Putnam Retirement Income Fund Lifestyle 1	0.04%

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each fund from 2/1/17 to 7/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Putnam RetirementReady
2060 Fund
Expenses paid per $1,000 *†	$2.13	$6.00	$6.00	$4.71	$3.42	$0.26	$0.83

Ending value (after expenses)	$1,092.40	$1,087.60	$1,087.80	$1,088.40	$1,090.40	$1,093.10	$1,093.20

Putnam RetirementReady
2055 Fund
Expenses paid per $1,000 *†	$2.28	$6.16	$6.16	$4.87	$3.58	$0.26	$0.99

Ending value (after expenses)	$1,091.60	$1,087.50	$1,087.70	$1,088.80	$1,090.10	$1,093.60	$1,092.80

Putnam RetirementReady
2050 Fund
Expenses paid per $1,000 *†	$1.97	$5.84	$5.84	$4.55	$3.26	$0.26	$0.67

Ending value (after expenses)	$1,089.20	$1,085.70	$1,085.30	$1,086.60	$1,087.80	$1,091.40	$1,090.40

24 RetirementReady® Funds

Expense ratios cont.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Putnam RetirementReady
2045 Fund
Expenses paid per $1,000 *†	$2.07	$5.94	$5.94	$4.65	$3.36	$0.26	$0.78

Ending value (after expenses)	$1,086.00	$1,082.10	$1,082.00	$1,084.80	$1,084.60	$1,088.30	$1,087.50

Putnam RetirementReady
2040 Fund
Expenses paid per $1,000 *†	$1.81	$5.66	$5.66	$4.38	$3.09	$0.26	$0.52

Ending value (after expenses)	$1,081.00	$1,076.70	$1,076.70	$1,078.20	$1,079.30	$1,082.10	$1,082.20

Putnam RetirementReady
2035 Fund
Expenses paid per $1,000 *†	$2.00	$5.85	$5.84	$4.57	$3.29	$0.26	$0.72

Ending value (after expenses)	$1,071.90	$1,068.00	$1,067.70	$1,069.30	$1,070.70	$1,073.90	$1,072.80

Putnam RetirementReady
2030 Fund
Expenses paid per $1,000 *†	$1.74	$5.56	$5.56	$4.29	$3.01	$0.26	$0.46

Ending value (after expenses)	$1,060.80	$1,056.40	$1,057.00	$1,058.00	$1,059.40	$1,062.50	$1,061.70

Putnam RetirementReady
2025 Fund
Expenses paid per $1,000 *†	$1.98	$5.78	$5.78	$4.51	$3.25	$0.25	$0.71

Ending value (after expenses)	$1,048.80	$1,045.10	$1,045.30	$1,046.00	$1,047.50	$1,050.80	$1,049.90

Putnam RetirementReady
2020 Fund
Expenses paid per $1,000 *†	$1.67	$5.45	$5.45	$4.19	$2.93	$0.25	$0.40

Ending value (after expenses)	$1,039.50	$1,036.00	$1,035.40	$1,036.90	$1,038.20	$1,040.90	$1,040.90

Putnam Retirement Income
Fund Lifestyle 1
Expenses paid per $1,000 *†	$1.81	$5.58	$5.58	$3.07	$3.07	$0.25	$0.55

Ending value (after expenses)	$1,031.80	$1,027.30	$1,027.90	$1,030.00	$1,030.70	$1,033.30	$1,033.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

RetirementReady® Funds 25

Expense ratios cont.

Estimate the expenses you paid

To estimate the expenses you paid for the six months ended 7/31/17, use the following calculation method. To find the value of your investment on 2/1/17, call Putnam at 1-800-225-1581.

26 RetirementReady® Funds

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in each of the RetirementReady Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Putnam RetirementReady
2060 Fund
Expenses paid per $1,000 *†	$2.06	$5.81	$5.81	$4.56	$3.31	$0.25	$0.80

Ending value (after expenses)	$1,022.76	$1,019.04	$1,019.04	$1,020.28	$1,021.52	$1,024.55	$1,024.00

Putnam RetirementReady
2055 Fund
Expenses paid per $1,000 *†	$2.21	$5.96	$5.96	$4.71	$3.46	$0.25	$0.95

Ending value (after expenses)	$1,022.61	$1,018.89	$1,018.89	$1,020.13	$1,021.37	$1,024.55	$1,023.85

Putnam RetirementReady
2050 Fund
Expenses paid per $1,000 *†	$1.91	$5.66	$5.66	$4.41	$3.16	$0.25	$0.65

Ending value (after expenses)	$1,022.91	$1,019.19	$1,019.19	$1,020.43	$1,021.67	$1,024.55	$1,024.15

Putnam RetirementReady
2045 Fund
Expenses paid per $1,000 *†	$2.01	$5.76	$5.76	$4.51	$3.26	$0.25	$0.75

Ending value (after expenses)	$1,022.81	$1,019.09	$1,019.09	$1,020.33	$1,021.57	$1,024.55	$1,024.05

Putnam RetirementReady
2040 Fund
Expenses paid per $1,000 *†	$1.76	$5.51	$5.51	$4.26	$3.01	$0.25	$0.50

Ending value (after expenses)	$1,023.06	$1,019.34	$1,019.34	$1,020.58	$1,021.82	$1,024.55	$1,024.30

Putnam RetirementReady
2035 Fund
Expenses paid per $1,000 *†	$1.96	$5.71	$5.71	$4.46	$3.21	$0.25	$0.70

Ending value (after expenses)	$1,022.86	$1,019.14	$1,019.14	$1,020.38	$1,021.62	$1,024.55	$1,024.10

Putnam RetirementReady
2030 Fund
Expenses paid per $1,000 *†	$1.71	$5.46	$5.46	$4.21	$2.96	$0.25	$0.45

Ending value (after expenses)	$1,023.11	$1,019.39	$1,019.39	$1,020.63	$1,021.87	$1,024.55	$1,024.35

Putnam RetirementReady
2025 Fund
Expenses paid per $1,000 *†	$1.96	$5.71	$5.71	$4.46	$3.21	$0.25	$0.70

Ending value (after expenses)	$1,022.86	$1,019.14	$1,019.14	$1,020.38	$1,021.62	$1,024.55	$1,024.10

Putnam RetirementReady
2020 Fund
Expenses paid per $1,000 *†	$1.66	$5.41	$5.41	$4.16	$2.91	$0.25	$0.40

Ending value (after expenses)	$1,023.16	$1,019.44	$1,019.44	$1,020.68	$1,021.92	$1,024.55	$1,024.40

RetirementReady® Funds 27

Compare expenses using the SEC’s method cont.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Putnam Retirement Income
Fund Lifestyle 1
Expenses paid per $1,000 *†	$1.81	$5.56	$5.56	$3.06	$3.06	$0.25	$0.55

Ending value (after expenses)	$1,023.01	$1,019.29	$1,019.29	$1,021.77	$1,021.77	$1,024.55	$1,024.25

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

28 RetirementReady® Funds

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares (4.00% for class A shares and 3.25% for class M shares of Retirement Income Fund Lifestyle 1).

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (Europe, Australasia, Far East) (ND) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

RetirementReady® Funds 29

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The funds will file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the funds’ Form N-Q on the SEC’s website at www.sec.gov. In addition, the funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2017, Putnam employees had approximately $501,000,000 and the Trustees had approximately $88,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

30 RetirementReady® Funds

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

RetirementReady® Funds 31

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

32 RetirementReady® Funds

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees considered your fund’s management fee schedule and considered that, although the fund pays no management fee to Putnam Management, Putnam Management receives management fees from the underlying Putnam funds in which your fund invests. The Trustees noted that the fee schedule was consistent with the current fee schedules of other Putnam funds that pursued their objectives by investing substantially all of their assets in other Putnam funds, which have been carefully developed over the years and re-examined on many occasions and adjusted where appropriate.

The Trustees also reviewed the management fee schedules in effect for all Putnam funds (including the underlying Putnam funds in which your fund invests), including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under their management contracts, the underlying Putnam funds in which your fund invests have the benefit of breakpoints in their management fee schedules that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. Some of the underlying Putnam funds’ management contracts also provide for performance fees. The Trustees concluded that the fee schedules in effect for the underlying Putnam funds in which your fund invests represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, Putnam Management has agreed to reimburse all so-called “other expenses” of your fund (i.e., all expenses excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) through at least November 30, 2018 (and effective September 1, 2016, also excluding payments under the fund’s investor servicing contract through at least August 31, 2018). Putnam Management’s support for these expense reimbursement arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the following quintiles in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

RetirementReady® Funds 33

Total expenses (quintile)

Putnam RetirementReady
2060 Fund (“2060 Fund”)	3rd

Putnam RetirementReady
2055 Fund (“2055 Fund”)	3rd

Putnam RetirementReady
2050 Fund (“2050 Fund”)	4th

Putnam RetirementReady
2045 Fund (“2045 Fund”)	4th

Putnam RetirementReady
2040 Fund (“2040 Fund”)	4th

Putnam RetirementReady
2035 Fund (“2035 Fund”)	4th

Putnam RetirementReady
2030 Fund (“2030 Fund”)	3rd

Putnam RetirementReady
2025 Fund (“2025 Fund”)	3rd

Putnam RetirementReady
2020 Fund (“2020 Fund”)	3rd

Putnam Retirement Income Fund
Lifestyle 1 (“Lifestyle 1 Fund”)	3rd

(Total expenses reflect the fees and expenses borne directly by the Putnam RetirementReady® Funds and the competitive funds included in the custom Lipper peer groups, as well as the underlying funds’ net fees and expenses, which the Putnam RetirementReady® Funds and the funds included in the custom Lipper peer groups bear indirectly.)

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of

34 RetirementReady® Funds

the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of the Lifestyle 1 Fund, the Trustees considered that the fund’s class A shares net return was positive over the one-year, three-year, and five-year periods ended December 31, 2016. In the case of the 2055 Fund (which commenced operations on November 30, 2010 and had a track record of only sixty-one months), the Trustees considered that the fund’s class A share net return was positive and lagged the return of its internal benchmark over the one-year and three-year periods ended December 31, 2016. The Trustees noted that the 2055 Fund’s one-year return was significantly below the internal benchmark. In the case of the 2060 Fund (which commenced operations on November 30, 2015 and had a track record of only thirteen months), the Trustees considered that the fund’s class A share net return was positive and significantly lagged the return of its internal benchmark over the one-year period ended December 31, 2016. In the case of each of the other Putnam RetirementReady® Funds, the Trustees considered information about the fund’s total return and its performance relative to its internal benchmark for the one-year, three-year, and five-year periods ended December 31, 2016. Over the one-year period, each fund’s class A share net return was positive and lagged the return of its internal benchmark. The Trustees noted that the 2050 Fund’s one-year return was significantly below the internal benchmark. Over the three-year period, the class A share net return was positive for each fund; exceeded the internal benchmark return for the 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, and 2040 Fund; and approximated the internal benchmark return for the 2045 Fund and 2050 Fund. Over the five-year period, each fund’s class A share net return was positive and exceeded the return of its internal benchmark. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

RetirementReady® Funds 35

The Trustees expressed concern about the significant underperformance relative to its internal benchmark for the 2050 Fund, the 2055 Fund, and the 2060 Fund over the one-year period ended December 31, 2016 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the funds’ underperformance over the one-year period was due in significant part to poor stock selection, particularly stock selection within U.S. large cap equity securities.

The Trustees considered that Putnam Management remained confident in the funds’ portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continues to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees believed that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

36 RetirementReady® Funds

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

RetirementReady® Funds 37

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam RetirementReady® Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Putnam RetirementReady Funds (Putnam RetirementReady 2060 Fund, Putnam RetirementReady 2055 Fund, Putnam RetirementReady 2050 Fund, Putnam RetirementReady 2045 Fund, Putnam RetirementReady 2040 Fund, Putnam RetirementReady 2035 Fund, Putnam RetirementReady 2030 Fund, Putnam RetirementReady 2025 Fund, Putnam RetirementReady 2020 Fund, Putnam Retirement Income Fund Lifestyle 1) (collectively the “funds”) as of July 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of July 31, 2017 by correspondence with the transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 2017

38 RetirementReady® Funds

The funds’ portfolios 7/31/17

Putnam RetirementReady 2060 Fund	Shares	Value

Absolute Return Funds (10.1%)*

Putnam Absolute Return 100 Fund Class P †††	132	$1,338

Putnam Absolute Return 500 Fund Class P †††	524	5,926

Putnam Absolute Return 700 Fund Class P †††	1,676	20,282

Total Absolute Return Funds (cost $26,713)		$27,546

Asset Allocation Funds (89.5%)*

Putnam Dynamic Asset Allocation Equity Fund Class P †††	15,173	$199,978

Putnam Dynamic Asset Allocation Growth Fund Class P †††	2,475	43,541

Total Asset Allocation Funds (cost $222,307)		$243,519

Fixed Income Funds (0.4%)*

Putnam Government Money Market Fund Class G †††	1,218	$1,218

Total Fixed Income Funds (cost $1,218)		$1,218

TOTAL INVESTMENTS

Total Investments (cost $250,238)		$272,283

*Percentages indicated are based on net assets of $272,133.

Putnam RetirementReady 2055 Fund	Shares	Value

Absolute Return Funds (10.3%)*

Putnam Absolute Return 100 Fund Class P †††	11,663	$118,144

Putnam Absolute Return 500 Fund Class P †††	33,048	374,105

Putnam Absolute Return 700 Fund Class P †††	105,848	1,280,764

Total Absolute Return Funds (cost $1,693,159)		$1,773,013

Asset Allocation Funds (89.3%)*

Putnam Dynamic Asset Allocation Equity Fund Class P †††	928,722	$12,240,553

Putnam Dynamic Asset Allocation Growth Fund Class P †††	176,924	3,112,089

Total Asset Allocation Funds (cost $13,586,123)		$15,352,642

Fixed Income Funds (0.4%)*

Putnam Government Money Market Fund Class G †††	77,143	$77,143

Total Fixed Income Funds (cost $77,143)		$77,143

TOTAL INVESTMENTS

Total Investments (cost $15,356,425)		$17,202,798

* Percentages indicated are based on net assets of $17,194,270.

RetirementReady® Funds 39

The funds’ portfolios 7/31/17 cont.

Putnam RetirementReady 2050 Fund	Shares	Value

Absolute Return Funds (10.9%)*

Putnam Absolute Return 100 Fund Class P †††	70,659	$715,775

Putnam Absolute Return 500 Fund Class P †††	107,828	1,220,613

Putnam Absolute Return 700 Fund Class P †††	345,382	4,179,126

Total Absolute Return Funds (cost $5,837,811)		$6,115,514

Asset Allocation Funds (88.7%)*

Putnam Dynamic Asset Allocation Equity Fund Class P †††	2,373,083	$31,277,229

Putnam Dynamic Asset Allocation Growth Fund Class P †††	1,049,306	18,457,298

Total Asset Allocation Funds (cost $43,522,419)		$49,734,527

Fixed Income Funds (0.5%)*

Putnam Government Money Market Fund Class G †††	253,175	$253,175

Total Fixed Income Funds (cost $253,175)		$253,175

TOTAL INVESTMENTS

Total Investments (cost $49,613,405)		$56,103,216

*Percentages indicated are based on net assets of $56,074,328.

Putnam RetirementReady 2045 Fund	Shares	Value

Absolute Return Funds (11.8%)*

Putnam Absolute Return 100 Fund Class P †††	124,201	$1,258,156

Putnam Absolute Return 500 Fund Class P †††	111,999	1,267,824

Putnam Absolute Return 700 Fund Class P †††	358,744	4,340,797

Total Absolute Return Funds (cost $6,585,041)		$6,866,777

Asset Allocation Funds (87.8%)*

Putnam Dynamic Asset Allocation Equity Fund Class P †††	1,649,222	$21,736,752

Putnam Dynamic Asset Allocation Growth Fund Class P †††	1,669,680	29,369,667

Total Asset Allocation Funds (cost $44,734,280)		$51,106,419

Fixed Income Funds (0.4%)*

Putnam Government Money Market Fund Class G †††	260,309	$260,309

Total Fixed Income Funds (cost $260,309)		$260,309

TOTAL INVESTMENTS

Total Investments (cost $51,579,630)		$58,233,505

* Percentages indicated are based on net assets of $58,203,675.

40 RetirementReady® Funds

The funds’ portfolios 7/31/17 cont.

Putnam RetirementReady 2040 Fund	Shares	Value

Absolute Return Funds (14.9%)*

Putnam Absolute Return 100 Fund Class P †††	345,872	$3,503,684

Putnam Absolute Return 300 Fund Class P †††	27,946	279,738

Putnam Absolute Return 500 Fund Class P †††	474,115	5,366,986

Putnam Absolute Return 700 Fund Class P †††	996,493	12,057,563

Total Absolute Return Funds (cost $20,244,053)		$21,207,971

Asset Allocation Funds (83.7%)*

Putnam Dynamic Asset Allocation Balanced Fund Class P †††	177,358	$2,697,611

Putnam Dynamic Asset Allocation Equity Fund Class P †††	1,477,859	19,478,181

Putnam Dynamic Asset Allocation Growth Fund Class P †††	5,521,521	97,123,564

Total Asset Allocation Funds (cost $105,113,003)		$119,299,356

Fixed Income Funds (1.4%)*

Putnam Government Money Market Fund Class G †††	2,054,506	$2,054,506

Total Fixed Income Funds (cost $2,054,506)		$2,054,506

TOTAL INVESTMENTS

Total Investments (cost $127,411,562)		$142,561,833

*Percentages indicated are based on net assets of $142,484,623.

Putnam RetirementReady 2035 Fund	Shares	Value

Absolute Return Funds (20.7%)*

Putnam Absolute Return 100 Fund Class P †††	285,579	$2,892,920

Putnam Absolute Return 300 Fund Class P †††	175,123	1,752,987

Putnam Absolute Return 500 Fund Class P †††	478,252	5,413,810

Putnam Absolute Return 700 Fund Class P †††	959,201	11,606,344

Total Absolute Return Funds (cost $20,930,582)		$21,666,061

Asset Allocation Funds (76.7%)*

Putnam Dynamic Asset Allocation Balanced Fund Class P †††	1,087,191	$16,536,183

Putnam Dynamic Asset Allocation Growth Fund Class P †††	3,627,060	63,799,989

Total Asset Allocation Funds (cost $72,133,887)		$80,336,172

Fixed Income Funds (2.7%)*

Putnam Government Money Market Fund Class G †††	2,847,562	$2,847,562

Total Fixed Income Funds (cost $2,847,562)		$2,847,562

TOTAL INVESTMENTS

Total Investments (cost $95,912,031)		$104,849,795

* Percentages indicated are based on net assets of $104,795,087.

RetirementReady® Funds 41

The funds’ portfolios 7/31/17 cont.

Putnam RetirementReady 2030 Fund	Shares	Value

Absolute Return Funds (28.9%)*

Putnam Absolute Return 100 Fund Class P †††	727,098	$7,365,503

Putnam Absolute Return 300 Fund Class P †††	966,258	9,672,245

Putnam Absolute Return 500 Fund Class P †††	1,156,140	13,087,505

Putnam Absolute Return 700 Fund Class P †††	2,188,906	26,485,760

Total Absolute Return Funds (cost $54,333,061)		$56,611,013

Asset Allocation Funds (67.5%)*

Putnam Dynamic Asset Allocation Balanced Fund Class P †††	5,538,561	$84,241,519

Putnam Dynamic Asset Allocation Conservative Fund Class P †††	182,304	1,954,297

Putnam Dynamic Asset Allocation Growth Fund Class P †††	2,616,680	46,027,401

Total Asset Allocation Funds (cost $120,005,551)		$132,223,217

Fixed Income Funds (3.7%)*

Putnam Government Money Market Fund Class G †††	7,289,634	$7,289,634

Total Fixed Income Funds (cost $7,289,634)		$7,289,634

TOTAL INVESTMENTS

Total Investments (cost $181,628,246)		$196,123,864

*Percentages indicated are based on net assets of $196,014,154.

Putnam RetirementReady 2025 Fund	Shares	Value

Absolute Return Funds (38.8%)*

Putnam Absolute Return 100 Fund Class P †††	524,802	$5,316,249

Putnam Absolute Return 300 Fund Class P †††	964,708	9,656,729

Putnam Absolute Return 500 Fund Class P †††	1,107,355	12,535,255

Putnam Absolute Return 700 Fund Class P †††	1,164,931	14,095,671

Total Absolute Return Funds (cost $40,394,115)		$41,603,904

Asset Allocation Funds (56.3%)*

Putnam Dynamic Asset Allocation Balanced Fund Class P †††	3,370,581	$51,266,531

Putnam Dynamic Asset Allocation Conservative Fund Class P †††	849,959	9,111,563

Total Asset Allocation Funds (cost $56,139,294)		$60,378,094

Fixed Income Funds (4.9%)*

Putnam Government Money Market Fund Class G †††	5,269,843	$5,269,843

Total Fixed Income Funds (cost $5,269,843)		$5,269,843

TOTAL INVESTMENTS

Total Investments (cost $101,803,252)		$107,251,841

* Percentages indicated are based on net assets of $107,183,734.

42 RetirementReady® Funds

The funds’ portfolios 7/31/17 cont.

Putnam RetirementReady 2020 Fund	Shares	Value

Absolute Return Funds (49.7%)*

Putnam Absolute Return 100 Fund Class P †††	1,295,338	$13,121,771

Putnam Absolute Return 300 Fund Class P †††	2,790,703	27,934,935

Putnam Absolute Return 500 Fund Class P †††	3,835,026	43,412,497

Putnam Absolute Return 700 Fund Class P †††	1,228,848	14,869,057

Total Absolute Return Funds (cost $95,491,307)		$99,338,260

Asset Allocation Funds (44.4%)*

Putnam Dynamic Asset Allocation Balanced Fund Class P †††	2,591,650	$39,418,991

Putnam Dynamic Asset Allocation Conservative Fund Class P †††	4,591,190	49,217,553

Total Asset Allocation Funds (cost $83,532,165)		$88,636,544

Fixed Income Funds (5.9%)*

Putnam Government Money Market Fund Class G †††	11,810,949	$11,810,949

Total Fixed Income Funds (cost $11,810,949)		$11,810,949

TOTAL INVESTMENTS

Total Investments (cost $190,834,421)		$199,785,753

*Percentages indicated are based on net assets of $199,679,204.

Putnam Retirement Income Fund Lifestyle 1	Shares	Value

Absolute Return Funds (60.0%)*

Putnam Absolute Return 100 Fund Class P †††	809,040	$8,195,573

Putnam Absolute Return 300 Fund Class P †††	1,906,639	19,085,452

Putnam Absolute Return 500 Fund Class P †††	2,431,865	27,528,717

Total Absolute Return Funds (cost $53,988,399)		$54,809,742

Asset Allocation Funds (34.2%)*

Putnam Dynamic Asset Allocation Conservative Fund Class P †††	2,911,938	$31,215,979

Total Asset Allocation Funds (cost $30,327,058)		$31,215,979

Fixed Income Funds (5.9%)*

Putnam Government Money Market Fund Class G †††	5,437,413	$5,437,413

Total Fixed Income Funds (cost $5,437,413)		$5,437,413

TOTAL INVESTMENTS

Total Investments (cost $89,752,870)		$91,463,134

* Percentages indicated are based on net assets of $91,391,802.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the funds’ portfolios are for the close of each fund’s reporting period, which ran from August 1, 2016 through July 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

††† Affiliated Company (Note 6).

RetirementReady® Funds 43

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of each fund’s investments. The three levels are defined as follows:

Level 1 : Valuations based on quoted prices for identical securities in active markets.

Level 2 : Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 : Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the funds’ net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3	Total

Putnam RetirementReady 2060 Fund	$272,283	$—	$—	$272,283

Putnam RetirementReady 2055 Fund	17,202,798	—	—	17,202,798

Putnam RetirementReady 2050 Fund	56,103,216	—	—	56,103,216

Putnam RetirementReady 2045 Fund	58,233,505	—	—	58,233,505

Putnam RetirementReady 2040 Fund	142,561,833	—	—	142,561,833

Putnam RetirementReady 2035 Fund	104,849,795	—	—	104,849,795

Putnam RetirementReady 2030 Fund	196,123,864	—	—	196,123,864

Putnam RetirementReady 2025 Fund	107,251,841	—	—	107,251,841

Putnam RetirementReady 2020 Fund	199,785,753	—	—	199,785,753

Putnam Retirement Income Fund
Lifestyle 1	91,463,134	—	—	91,463,134

The accompanying notes are an integral part of these financial statements.

44 RetirementReady® Funds

Statement of assets and liabilities 7/31/17

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement-	Retirement-	Retirement-	Retirement-	Retirement-
	Ready	Ready	Ready	Ready	Ready
ASSETS	2060 Fund	2055 Fund	2050 Fund	2045 Fund	2040 Fund

Investments in affiliated underlying
Putnam Funds, at value (Notes 1 and 6)	$272,283	$17,202,798	$56,103,216	$58,233,505	$142,561,833

Receivable for income distributions
from underlying Putnam Fund shares	—	38	128	145	1,219

Receivable for shares of the fund sold	1,632	15,607	78,619	142,418	126,237

Receivable for investments sold	—	25,507	66,520	17,481	117,048

Receivable from Manager (Note 2)	2,405	17,446	28,346	20,978	44,944

Total assets	276,320	17,261,396	56,276,829	58,414,527	142,851,281

LIABILITIES

Payable for shares of the
fund repurchased	—	25,507	66,529	132,340	123,139

Payable for investments purchased	1,633	15,738	79,415	28,198	127,459

Payable for investor servicing
fees (Note 2)	68	5,442	17,650	18,575	43,595

Payable for distribution fees (Note 2)	81	2,993	10,561	10,761	27,553

Payable for reports to shareholders	2,234	3,341	4,107	4,392	4,802

Payable for auditing and tax fee	45	3,650	13,385	14,361	34,974

Payable for registration fee	49	9,590	9,126	809	2,884

Other accrued expenses	77	865	1,728	1,416	2,252

Total liabilities	4,187	67,126	202,501	210,852	366,658

Net assets	$272,133	$17,194,270	$56,074,328	$58,203,675	$142,484,623

REPRESENTED BY

Paid-in-capital
(unlimited shares authorized)
(Notes 1 and 4)	$249,619	$15,742,727	$51,950,868	$57,194,198	$133,865,062

Undistributed net investment
income (Distributions in excess of net
investment income) (Note 1)	—	(31,392)	(51,355)	177,917	81,033

Accumulated net realized gain (loss) on
investments (Note 1)	469	(363,438)	(2,314,996)	(5,822,315)	(6,611,743)

Net unrealized appreciation
of investments	22,045	1,846,373	6,489,811	6,653,875	15,150,271

Total — Representing net assets
applicable to capital outstanding	$272,133	$17,194,270	$56,074,328	$58,203,675	$142,484,623

(Continued on next page)

RetirementReady® Funds 45

Statement of assets and liabilities 7/31/17 cont.

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement-	Retirement-	Retirement-	Retirement-	Retirement-
COMPUTATION OF NET ASSET	Ready	Ready	Ready	Ready	Ready
VALUE AND OFFERING PRICE	2060 Fund	2055 Fund	2050 Fund	2045 Fund	2040 Fund

Computation of net asset value, offering price and redemption price Class A
Net Assets	$76,877	$10,030,254	$43,087,745	$42,236,238	$119,020,975

Number of shares outstanding	6,921	841,795	2,219,351	1,967,754	5,128,812

Net asset value and redemption price	$11.11	$11.92	$19.41	$21.46	$23.21

Offering price per class A share
(100/94.25 of Class A
net asset value)*	$11.79	$12.65	$20.59	$22.77	$24.63

Computation of net asset value and offering price Class B
Net Assets	$14,037	$97,934	$469,815	$604,842	$734,865

Number of shares outstanding	1,270	8,291	24,565	31,003	34,419

Net asset value and offering price†	$11.05	$11.81	$19.13	$19.51	$21.35

Computation of net asset value and offering price Class C
Net Assets	$52,391	$811,849	$868,013	$918,422	$984,864

Number of shares outstanding	4,752	69,633	45,815	47,018	46,759

Net asset value and offering price†	$11.03	$11.66	$18.95	$19.53	$21.06

Computation of net asset value, offering price and redemption price Class M
Net Assets	$12,483	$78,559	$137,074	$124,283	$281,863

Number of shares outstanding	1,127	6,609	7,006	5,960	12,942

Net asset value and redemption price	$11.08	$11.89	$19.57	$20.85	$21.78

Offering price per class M share
(100/96.50 of Class M
net asset value)*	$11.48	$12.32	$20.28	$21.61	$22.57

Computation of net asset value, offering price and redemption price Class R
Net Assets	$12,526	$253,497	$731,163	$1,168,725	$1,672,850

Number of shares outstanding	1,129	21,369	38,072	53,019	69,846

Net asset value, offering price
and redemption value	$11.10‡	$11.86	$19.20	$22.04	$23.95

Computation of net asset value, offering price and redemption price Class R6
Net Assets	$80,079	$3,338,749	$7,135,691	$7,354,514	$12,730,951

Number of shares outstanding	7,181	277,520	364,527	285,477	466,477

Net asset value, offering price
and redemption value	$11.15	$12.03	$19.58	$25.76	$27.29

Computation of net asset value, offering price and redemption price Class Y
Net Assets	$23,740	$2,583,428	$3,644,827	$5,796,651	$7,058,255

Number of shares outstanding	2,132	215,175	186,495	225,386	258,965

Net asset value, offering price
and redemption value	$11.14	$12.01	$19.54	$25.72	$27.26

Cost of investments (Note 1)	$250,238	$15,356,425	$49,613,405	$51,579,630	$127,411,562

* On retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

† Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

‡ Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

46 RetirementReady® Funds

Statement of assets and liabilities 7/31/17 cont.

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement-	Retirement-	Retirement-	Retirement-	Retirement
	Ready	Ready	Ready	Ready	Income Fund
ASSETS	2035 Fund	2030 Fund	2025 Fund	2020 Fund	Lifestyle 1

Investments in affiliated underlying
Putnam Funds, at value (Notes 1 and 6)	$104,849,795	$196,123,864	$107,251,841	$199,785,753	$91,463,134

Receivable for income distributions
from underlying Putnam Fund shares	2,011	5,213	3,162	6,986	3,372

Receivable for shares of the fund sold	97,776	23,000	46,728	34,153	133,946

Receivable for investments sold	185,109	83,194	55,800	95,601	29,783

Receivable from Manager (Note 2)	34,050	60,354	34,709	96,890	39,419

Total assets	105,168,741	196,295,625	107,392,240	200,019,383	91,669,654

LIABILITIES

Payable for shares of the
fund repurchased	185,109	83,194	82,359	123,390	29,128

Payable for investments purchased	103,045	37,892	36,268	14,305	161,503

Payable for investor servicing
fees (Note 2)	32,421	60,363	34,119	61,120	28,146

Payable for distribution fees (Note 2)	19,029	39,707	21,051	44,474	19,756

Payable for reports to shareholders	4,996	5,295	5,471	4,845	7,262

Payable for auditing and tax fee	25,096	48,289	26,780	48,189	22,701

Payable for registration fee	2,406	4,298	2,050	41,897	7,847

Other accrued expenses	1,552	2,433	408	1,959	1,509

Total liabilities	373,654	281,471	208,506	340,179	277,852

Net assets	$104,795,087	$196,014,154	$107,183,734	$199,679,204	$91,391,802

REPRESENTED BY

Paid-in-capital
(unlimited shares authorized)
(Notes 1 and 4)	$105,702,984	$195,285,366	$120,998,922	$216,248,622	$94,386,879

Undistributed net investment
income (Note 1)	250,560	1,076,679	978,082	1,693,566	7,777

Accumulated net realized loss on
investments (Note 1)	(10,096,221)	(14,843,509)	(20,241,859)	(27,214,316)	(4,713,118)

Net unrealized appreciation
of investments	8,937,764	14,495,618	5,448,589	8,951,332	1,710,264

Total — Representing net assets
applicable to capital outstanding	$104,795,087	$196,014,154	$107,183,734	$199,679,204	$91,391,802

(Continued on next page)

RetirementReady® Funds 47

Statement of assets and liabilities 7/31/17 cont.

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement-	Retirement-	Retirement-	Retirement-	Retirement
COMPUTATION OF NET ASSET	Ready	Ready	Ready	Ready	Income Fund
VALUE AND OFFERING PRICE	2035 Fund	2030 Fund	2025 Fund	2020 Fund	Lifestyle 1

Computation of net asset value, offering price and redemption price Class A
Net Assets	$76,080,749	$169,765,717	$80,907,514	$186,299,277	$80,263,279

Number of shares outstanding	3,293,973	7,542,716	3,617,755	9,569,776	4,548,090

Net asset value and redemption price	$23.10	$22.51	$22.36	$19.47	$17.65

Offering price per class A share
(100/94.25 of Class A net asset value)*	$24.51	$23.88	$23.72	$20.66	N/A

Offering price per class A share
(100/96.00 of Class A net asset value)**	N/A	N/A	N/A	N/A	$18.39

Computation of net asset value and offering price Class B
Net Assets	$827,186	$1,298,921	$1,200,481	$1,105,586	$981,357

Number of shares outstanding	38,999	60,798	57,593	59,038	56,780

Net asset value and offering price†	$21.21	$21.36	$20.84	$18.73	$17.28

Computation of net asset value and offering price Class C
Net Assets	$1,625,299	$1,544,162	$1,971,828	$2,063,383	$1,680,760

Number of shares outstanding	76,949	72,432	94,877	110,277	96,985

Net asset value and offering price†	$21.12	$21.32	$20.78	$18.71	$17.33

Computation of net asset value, offering price and redemption price Class M
Net Assets	$528,687	$259,167	$262,175	$257,767	$505,588

Number of shares outstanding	23,783	11,844	12,406	13,495	28,576

Net asset value and redemption price	$22.23	$21.88	$21.13	$19.10	$17.69

Offering price per class M share
(100/96.50 of Class M net asset value)*	$23.04	$22.67	$21.90	$19.79	N/A

Offering price per class M share
(100/96.75 of Class M net asset value)*	N/A	N/A	N/A	N/A	$18.28

Computation of net asset value, offering price and redemption price Class R
Net Assets	$1,369,481	$2,543,311	$2,734,436	$4,442,464	$730,351

Number of shares outstanding	61,532	118,925	130,393	236,730	41,414

Net asset value, offering price
and redemption value	$22.26	$21.39	$20.97	$18.77	$17.64

Computation of net asset value, offering price and redemption price Class R6
Net Assets	$15,358,746	$13,796,742	$11,071,798	$3,838,026	$3,711,266

Number of shares outstanding	568,282	534,020	491,020	175,273	209,592

Net asset value, offering price
and redemption value	$27.03	$25.84	$22.55	$21.90	$17.71

Computation of net asset value, offering price and redemption price Class Y
Net Assets	$9,004,939	$6,806,134	$9,035,502	$1,672,701	$3,519,201

Number of shares outstanding	333,709	263,753	401,504	76,447	198,703

Net asset value, offering price
and redemption value	$26.98	$25.80	$22.50	$21.88	$17.71

Cost of investments (Note 1)	$95,912,031	$181,628,246	$101,803,252	$190,834,421	$89,752,870

* On retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** On retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

† Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

48 RetirementReady® Funds

Statement of operations Year ended 7/31/17

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement-	Retirement-	Retirement-	Retirement-	Retirement-
	Ready	Ready	Ready	Ready	Ready
INVESTMENT INCOME	2060 Fund	2055 Fund	2050 Fund	2045 Fund	2040 Fund

Income distributions from underlying
Putnam Fund shares (Note 6)	$1,421	$126,742	$428,122	$398,539	$741,342

EXPENSES

Investor servicing fees (Note 2)	201	22,283	70,652	79,872	165,777

Distribution fees (Note 2)	695	27,883	110,332	115,700	291,077

Auditing and tax fees	3,265	12,744	29,542	31,160	64,383

Blue sky expense	74,063	86,034	83,487	87,496	88,257

Registration fees	280	9,207	7,862	915	2,989

Amortization of offering costs (Note 1)	36,777	—	—	—	—

Other	3,494	7,236	10,829	10,725	13,874

Fees waived and reimbursed
by Manager (Note 2)	(117,879)	(115,221)	(131,720)	(130,296)	(169,503)

Total expenses	896	50,166	180,984	195,572	456,854

Net investment income	525	76,576	247,138	202,967	284,488

Net realized gain (loss) on sale
of underlying Putnam Fund shares
(Notes 1 and 3)	1,144	13,428	(58,233)	(78,164)	15,377

Capital gain distribution
from underlying Putnam Fund
shares (Note 6)	253	25,855	178,944	299,296	999,778

Net unrealized appreciation
of underlying Putnam Fund shares
during the period	22,393	1,823,233	6,438,553	6,627,659	14,927,748

Net gain on investments	23,790	1,862,516	6,559,264	6,848,791	15,942,903

Net increase in net assets resulting
from operations	$24,315	$1,939,092	$6,806,402	$7,051,758	$16,227,391

The accompanying notes are an integral part of these financial statements.

RetirementReady® Funds 49

Statement of operations Year ended 7/31/17 cont.

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement-	Retirement-	Retirement-	Retirement-	Retirement
	Ready	Ready	Ready	Ready	Income Fund
INVESTMENT INCOME	2035 Fund	2030 Fund	2025 Fund	2020 Fund	Lifestyle 1

Income distributions from underlying
Putnam Fund shares (Note 6)	$599,954	$1,938,724	$1,379,537	$2,470,961	$1,259,648

EXPENSES

Investor servicing fees (Note 2)	134,668	226,814	144,562	212,731	107,298

Distribution fees (Note 2)	200,862	419,712	225,357	455,591	211,229

Auditing and tax fees	49,298	87,384	52,854	84,784	44,966

Blue sky expense	87,545	88,246	87,912	88,708	90,547

Registration fees	2,511	4,403	2,155	40,283	2,325

Other	12,295	15,152	13,367	13,289	14,421

Fees waived and reimbursed
by Manager (Note 2)	(151,649)	(195,185)	(156,288)	(227,064)	(152,259)

Total expenses	335,530	646,526	369,919	668,322	318,527

Net investment income	264,424	1,292,198	1,009,618	1,802,639	941,121

Net realized loss on sale of underlying
Putnam Fund shares (Notes 1 and 3)	(876,606)	(1,357,708)	(1,294,442)	(1,975,938)	(1,559,406)

Capital gain distribution
from underlying Putnam Fund
shares (Note 6)	746,000	1,086,645	437,569	498,784	145,228

Net unrealized appreciation
of underlying Putnam Fund shares
during the period	10,150,391	15,495,629	7,136,667	10,357,533	4,435,994

Net gain on investments	10,019,785	15,224,566	6,279,794	8,880,379	3,021,816

Net increase in net assets resulting
from operations	$10,284,209	$16,516,764	$7,289,412	$10,683,018	$3,962,937

The accompanying notes are an integral part of these financial statements.

50 RetirementReady® Funds

Statement of changes in net assets

		For the period 11/30/15
Putnam RetirementReady 2060 Fund —		(commencement of
TOTAL INCREASE IN NET ASSETS	Year ended 7/31/17	operations) to 7/31/16

Operations

Net investment income	$525	$776

Net realized gain on sale of underlying
Putnam Fund shares	1,397	1,393

Net unrealized appreciation (depreciation) of underlying
Putnam Fund shares	22,393	(348)

Net increase in net assets resulting from operations	24,315	1,821

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(270)	(183)

Class B	(19)	(178)

Class C	(129)	(178)

Class M	(33)	(180)

Class R	(57)	(181)

Class R6	(264)	—

Class Y	(129)	(185)

From net realized long-term gain on investments
Class A	(320)	(39)

Class B	(125)	(38)

Class C	(319)	(38)

Class M	(106)	(38)

Class R	(106)	(39)

Class R6	(295)	—

Class Y	(134)	(39)

Increase from capital share transactions (Note 4)	151,256	38,363

Total increase in net assets	173,265	38,868

NET ASSETS

Beginning of period (Note 5)	98,868	60,000

End of year	$272,133	$98,868

The accompanying notes are an integral part of these financial statements.

RetirementReady® Funds 51

Statement of changes in net assets cont.

Putnam RetirementReady 2055 Fund —
TOTAL INCREASE IN NET ASSETS	Year ended 7/31/17	Year ended 7/31/16

Operations

Net investment income	$76,576	$97,501

Net realized gain (loss) on sale of underlying
Putnam Fund shares	39,283	(81,461)

Net unrealized appreciation of underlying
Putnam Fund shares	1,823,233	46,090

Net increase in net assets resulting from operations	1,939,092	62,130

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(52,906)	(82,110)

Class B	(63)	(1,182)

Class C	(941)	(8,364)

Class M	(224)	(810)

Class R	(1,788)	(4,456)

Class R6	(19,883)	—

Class Y	(21,327)	(47,359)

Net realized short-term gain on investments

Class A	—	(29,524)

Class B	—	(662)

Class C	—	(4,512)

Class M	—	(367)

Class R	—	(1,863)

Class Y	—	(15,854)

From net realized long-term gain on investments
Class A	(11,554)	(194,505)

Class B	(149)	(4,360)

Class C	(1,278)	(29,720)

Class M	(112)	(2,414)

Class R	(548)	(12,273)

Class R6	(3,977)	—

Class Y	(3,896)	(104,449)

Increase from capital share transactions (Note 4)	5,698,955	4,837,367

Total increase in net assets	7,519,401	4,354,713

NET ASSETS

Beginning of year	9,674,869	5,320,156

End of year	$17,194,270	$9,674,869

Distributions in excess of net investment income,
respectively, end of period	$(31,392)	$(10,836)

The accompanying notes are an integral part of these financial statements.

52 RetirementReady® Funds

Statement of changes in net assets cont.

Putnam RetirementReady 2050 Fund —
TOTAL INCREASE IN NET ASSETS	Year ended 7/31/17	Year ended 7/31/16

Operations

Net investment income	$247,138	$513,374

Net realized gain (loss) on sale of underlying
Putnam Fund shares	120,711	(794,056)

Net unrealized appreciation of underlying
Putnam Fund shares	6,438,553	449,257

Net increase in net assets resulting from operations	6,806,402	168,575

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(230,942)	(481,818)

Class B	—	(4,996)

Class C	—	(8,914)

Class M	(368)	(1,469)

Class R	(5,970)	(18,532)

Class R6	(37,994)	—

Class Y	(23,221)	(159,617)

Increase from capital share transactions (Note 4)	10,106,705	13,608,421

Total increase in net assets	16,614,612	13,101,650

NET ASSETS

Beginning of year	39,459,716	26,358,066

End of year	$56,074,328	$39,459,716

Distributions in excess of net investment income and
undistributed net investment income, respectively,
end of period	$(51,355)	$2

The accompanying notes are an integral part of these financial statements.

RetirementReady® Funds 53

Statement of changes in net assets cont.

Putnam RetirementReady 2045 Fund —
TOTAL INCREASE IN NET ASSETS	Year ended 7/31/17	Year ended 7/31/16

Operations

Net investment income	$202,967	$575,026

Net realized gain (loss) on sale of underlying
Putnam Fund shares	221,132	(813,242)

Net unrealized appreciation of underlying
Putnam Fund shares	6,627,659	464,933

Net increase in net assets resulting from operations	7,051,758	226,717

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(197,906)	(537,989)

Class B	—	(7,817)

Class C	—	(19,045)

Class M	(99)	(2,774)

Class R	(4,487)	(23,595)

Class R6	(32,337)	—

Class Y	(26,773)	(133,310)

Increase from capital share transactions (Note 4)	6,984,063	13,686,565

Total increase in net assets	13,774,219	13,188,752

NET ASSETS

Beginning of year	44,429,456	31,240,704

End of year	$58,203,675	$44,429,456

Undistributed net investment income, respectively,
end of period	$177,917	$236,552

The accompanying notes are an integral part of these financial statements.

54 RetirementReady® Funds

Statement of changes in net assets cont.

Putnam RetirementReady 2040 Fund —
TOTAL INCREASE IN NET ASSETS	Year ended 7/31/17	Year ended 7/31/16

Operations

Net investment income	$284,488	$1,555,793

Net realized gain (loss) on sale of underlying
Putnam Fund shares	1,015,155	(1,468,264)

Net unrealized appreciation of underlying
Putnam Fund shares	14,927,748	918,978

Net increase in net assets resulting from operations	16,227,391	1,006,507

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(326,458)	(1,550,709)

Class B	—	(13,043)

Class C	—	(15,916)

Class M	—	(2,323)

Class R	(817)	(28,033)

Class R6	(31,012)	—

Class Y	(23,573)	(271,074)

Increase from capital share transactions (Note 4)	24,884,607	37,476,158

Total increase in net assets	40,730,138	36,601,567

NET ASSETS

Beginning of year	101,754,485	65,152,918

End of year	$142,484,623	$101,754,485

Undistributed net investment income, respectively,
end of period	$81,033	$178,405

The accompanying notes are an integral part of these financial statements.

RetirementReady® Funds 55

Statement of changes in net assets cont.

Putnam RetirementReady 2035 Fund —
TOTAL INCREASE IN NET ASSETS	Year ended 7/31/17	Year ended 7/31/16

Operations

Net investment income	$264,424	$1,361,879

Net realized gain (loss) on sale of underlying
Putnam Fund shares	(130,606)	406,544

Net unrealized appreciation (depreciation) of underlying
Putnam Fund shares	10,150,391	(1,538,867)

Net increase in net assets resulting from operations	10,284,209	229,556

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(460,224)	(1,168,249)

Class B	—	(24,078)

Class C	(449)	(31,226)

Class M	(1,204)	(9,847)

Class R	(10,443)	(37,160)

Class R6	(82,853)	—

Class Y	(49,994)	(311,739)

Increase from capital share transactions (Note 4)	20,759,347	18,259,919

Total increase in net assets	30,438,389	16,907,176

NET ASSETS

Beginning of year	74,356,698	57,449,522

End of year	$104,795,087	$74,356,698

Undistributed net investment income, respectively,
end of period	$250,560	$591,303

The accompanying notes are an integral part of these financial statements.

56 RetirementReady® Funds

Statement of changes in net assets cont.

Putnam RetirementReady 2030 Fund —
TOTAL INCREASE IN NET ASSETS	Year ended 7/31/17	Year ended 7/31/16

Operations

Net investment income	$1,292,198	$2,756,636

Net realized loss on sale of underlying Putnam Fund shares	(271,063)	(353,125)

Net unrealized appreciation (depreciation) of underlying
Putnam Fund shares	15,495,629	(1,344,277)

Net increase in net assets resulting from operations	16,516,764	1,059,234

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(999,363)	(2,651,116)

Class B	—	(27,155)

Class C	(575)	(30,266)

Class M	—	(5,964)

Class R	(12,490)	(77,899)

Class R6	(73,892)	—

Class Y	(36,267)	(388,255)

Increase from capital share transactions (Note 4)	37,082,742	48,762,931

Total increase in net assets	52,476,919	46,641,510

NET ASSETS

Beginning of year	143,537,235	96,895,725

End of year	$196,014,154	$143,537,235

Undistributed net investment income, respectively,
end of period	$1,076,679	$907,068

The accompanying notes are an integral part of these financial statements.

RetirementReady® Funds 57

Statement of changes in net assets cont.

Putnam RetirementReady 2025 Fund —
TOTAL INCREASE IN NET ASSETS	Year ended 7/31/17	Year ended 7/31/16

Operations

Net investment income	$1,009,618	$1,823,192

Net realized gain (loss) on sale of underlying
Putnam Fund shares	(856,873)	1,792,682

Net unrealized appreciation (depreciation) of underlying
Putnam Fund shares	7,136,667	(3,477,940)

Net increase in net assets resulting from operations	7,289,412	137,934

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,009,141)	(1,320,536)

Class B	(7,944)	(20,683)

Class C	(17,223)	(32,318)

Class M	(3,844)	(4,489)

Class R	(32,413)	(41,389)

Class R6	(140,803)	—

Class Y	(132,237)	(344,940)

Increase from capital share transactions (Note 4)	17,684,848	22,665,041

Total increase in net assets	23,630,655	21,038,620

NET ASSETS

Beginning of year	83,553,079	62,514,459

End of year	$107,183,734	$83,553,079

Undistributed net investment income, respectively,
end of period	$978,082	$1,312,069

The accompanying notes are an integral part of these financial statements.

58 RetirementReady® Funds

Statement of changes in net assets cont.

Putnam RetirementReady 2020 Fund —
TOTAL INCREASE IN NET ASSETS	Year ended 7/31/17	Year ended 7/31/16

Operations

Net investment income	$1,802,639	$3,015,854

Net realized loss on sale of underlying Putnam Fund shares	(1,477,154)	(627,370)

Net unrealized appreciation (depreciation) of underlying
Putnam Fund shares	10,357,533	(1,482,842)

Net increase in net assets resulting from operations	10,683,018	905,642

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,596,335)	(2,728,022)

Class B	(3,396)	(24,122)

Class C	(7,938)	(43,632)

Class M	(1,249)	(3,959)

Class R	(24,081)	(78,835)

Class R6	(32,967)	—

Class Y	(12,828)	(141,521)

Increase from capital share transactions (Note 4)	51,517,763	55,795,570

Total increase in net assets	60,521,987	53,681,121

NET ASSETS

Beginning of year	139,157,217	85,476,096

End of year	$199,679,204	$139,157,217

Undistributed net investment income, respectively,
end of period	$1,693,566	$1,569,721

The accompanying notes are an integral part of these financial statements.

RetirementReady® Funds 59

Statement of changes in net assets cont.

Putnam Retirement Income Fund Lifestyle 1 —
TOTAL INCREASE IN NET ASSETS	Year ended 7/31/17	Year ended 7/31/16

Operations

Net investment income	$941,121	$2,097,103

Net realized gain (loss) on sale of underlying
Putnam Fund shares	(1,414,178)	162,920

Net unrealized appreciation (depreciation) of underlying
Putnam Fund shares	4,435,994	(1,959,755)

Net increase in net assets resulting from operations	3,962,937	300,268

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(810,027)	(2,065,539)

Class B	(8,533)	(35,285)

Class C	(15,091)	(50,235)

Class M	(4,840)	(17,081)

Class R	(12,229)	(51,719)

Class R6	(34,246)	—

Class Y	(55,219)	(233,704)

Increase from capital share transactions (Note 4)	12,408,064	56,566,089

Total increase in net assets	15,430,816	54,412,794

NET ASSETS

Beginning of year	75,960,986	21,548,192

End of year	$91,391,802	$75,960,986

Undistributed net investment income, respectively,
end of period	$7,777	$ 6,841

The accompanying notes are an integral part of these financial statements.

60 RetirementReady® Funds

This page left blank intentionally.

RetirementReady® Funds 61

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2060 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A

July 31, 2017	$9.83	.04	1.43	1.47	(.09)	(.10)	(.19)	$11.11	15.19	$77.40		.39	15

July 31, 2016‡	10.00	.10	(.05)	.05	(.18)	(.04)	(.22)	9.83	.59*	23	.17*	1.02*	4*

Class B

July 31, 2017	$9.79	(.01) [i]	1.39	1.38	(.02)	(.10)	(.12)	$11.05	14.23	$14	1.15	(.14) [i]	15

July 31, 2016‡	10.00	.10	(.09)	.01	(.18)	(.04)	(.22)	9.79	.12*	11	.67*	1.11*	4*

Class C

July 31, 2017	$9.79	(.02) [i]	1.40	1.38	(.04)	(.10)	(.14)	$11.03	14.32	$52	1.15	(.19)[i]	15

July 31, 2016‡	10.00	.06	(.05)	.01	(.18)	(.04)	(.22)	9.79	.12*	22	.67*	.61*	4*

Class M

July 31, 2017	$9.81	.01 [i]	1.39	1.40	(.03)	(.10)	(.13)	$11.08	14.48	$12.90		.11 [i]	15

July 31, 2016‡	10.00	.12	(.09)	.03	(.18)	(.04)	(.22)	9.81	.34*	10	.50 *	1.31*	4*

Class R

July 31, 2017	$9.82	.04 [i]	1.40	1.44	(.06)	(.10)	(.16)	$11.10	14.83	$13.65		.36 [i]	15

July 31, 2016‡	10.00	.14	(.10)	.04	(.18)	(.04)	(.22)	9.82	.47*	10	.33*	1.47*	4*

Class R6

July 31, 2017†	$9.86	.07	1.41	1.48	(.09)	(.10)	(.19)	$11.15	15.31*	$80	.05*	.69*	15

Class Y

July 31, 2017	$9.85	.06	1.43	1.49	(.10)	(.10)	(.20)	$11.14	15.41	$24.15		.60	15

July 31, 2016‡	10.00	.11	(.03)	.08	(.19)	(.04)	(.23)	9.85	.82*	23	— *	1.20 *	4*

See page 82 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

62 RetirementReady® Funds	RetirementReady® Funds 63

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2055 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A

July 31, 2017	$10.46	.05	1.52	1.57	(.09)	(.02)	(.11)	$11.92	15.08	$10,030.45		.49	30

July 31, 2016	11.60	.15	(.39)	(.24)	(.24)	(.66)	(.90)	10.46	(1.77)	4,783.25		1.41	38

July 31, 2015	12.02	.11	.97	1.08	(.61)	(.89)	(1.50)	11.60	9.56	2,647.25		.95	69 [g]

July 31, 2014	11.67	.09	1.56	1.65	(.33)	(.97)	(1.30)	12.02	14.60	568.25		.76	71 [g]

July 31, 2013	9.73	.08	2.10	2.18	(.18)	(.06)	(.24)	11.67	22.79	512.25		.79	54 [g]

Class B

July 31, 2017	$10.37	(.02)	1.49	1.47	(.01)	(.02)	(.03)	$11.81	14.17	$98	1.20	(.21)	30

July 31, 2016	11.50	.09	(.40)	(.31)	(.16)	(.66)	(.82)	10.37	(2.51)	77	1.00	.86	38

July 31, 2015	11.93	.06	.93	.99	(.53)	(.89)	(1.42)	11.50	8.81	81	1.00	.54	69 [g]

July 31, 2014	11.62	(.03)	1.58	1.55	(.27)	(.97)	(1.24)	11.93	13.67	55	1.00	(.23)	71 [g]

July 31, 2013	9.72	.01	2.09	2.10	(.14)	(.06)	(.20)	11.62	21.85	28	1.00	.12	54 [g]

Class C

July 31, 2017	$10.25	(.02)	1.46	1.44	(.01)	(.02)	(.03)	$11.66	14.11	$812	1.20	(.19)	30

July 31, 2016	11.38	.07	(.38)	(.31)	(.16)	(.66)	(.82)	10.25	(2.48)	655	1.00	.71	38

July 31, 2015	11.83	.06	.92	.98	(.54)	(.89)	(1.43)	11.38	8.81	545	1.00	.50	69 [g]

July 31, 2014	11.54	(.04)	1.59	1.55	(.29)	(.97)	(1.26)	11.83	13.78	391	1.00	(.35)	71 [g]

July 31, 2013	9.65	— [e]	2.07	2.07	(.12)	(.06)	(.18)	11.54	21.72	74	1.00	(.01)	54 [g]

Class M

July 31, 2017	$10.44	— [e]	1.51	1.51	(.04)	(.02)	(.06)	$11.89	14.49	$79.95		.03	30

July 31, 2016	11.58	.10	(.39)	(.29)	(.19)	(.66)	(.85)	10.44	(2.24)	57.75		.95	38

July 31, 2015	11.98	.09	.94	1.03	(.54)	(.89)	(1.43)	11.58	9.05	64.75		.79	69 [g]

July 31, 2014	11.65	.02	1.57	1.59	(.29)	(.97)	(1.26)	11.98	14.02	30.75		.18	71 [g]

July 31, 2013	9.72	— [e]	2.12	2.12	(.13)	(.06)	(.19)	11.65	22.08	29.75		.01	54 [g]

Class R

July 31, 2017	$10.42	.06 [i]	1.46	1.52	(.06)	(.02)	(.08)	$11.86	14.68	$253.70		.55[i]	30

July 31, 2016	11.55	.13	(.39)	(.26)	(.21)	(.66)	(.87)	10.42	(2.00)	273.50		1.25	38

July 31, 2015	11.98	.20	.85	1.05	(.59)	(.89)	(1.48)	11.55	9.34	253.50		1.65	69 [g]

July 31, 2014	11.65	.03	1.59	1.62	(.32)	(.97)	(1.29)	11.98	14.35	282.50		.21	71 [g]

July 31, 2013	9.72	.05	2.10	2.15	(.16)	(.06)	(.22)	11.65	22.39	52.50		.42	54 [g]

Class R6

July 31, 2017†	$10.55	.11	1.49	1.60	(.10)	(.02)	(.12)	$12.03	15.23*	$3,339	.05*	.96*	30

Class Y

July 31, 2017	$10.53	.08 [i]	1.52	1.60	(.10)	(.02)	(.12)	$12.01	15.36	$2,583.20		.67[i]	30

July 31, 2016	11.66	.17	(.38)	(.21)	(.26)	(.66)	(.92)	10.53	(1.50)	3,831	—	1.64	38

July 31, 2015	12.06	.17	.95	1.12	(.63)	(.89)	(1.52)	11.66	9.89	1,730	—	1.42	69 [g]

July 31, 2014	11.70	.13	1.56	1.69	(.36)	(.97)	(1.33)	12.06	14.88	1,013	—	1.13	71 [g]

July 31, 2013	9.76	.11	2.09	2.20	(.20)	(.06)	(.26)	11.70	22.98	578	—	1.05	54 [g]

See page 82 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

64 RetirementReady® Funds	RetirementReady® Funds 65

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2050 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized		From						of net investment
	Net asset value,		and unrealized	Total from	net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A

July 31, 2017	$17.05	.09	2.38	2.47	(.11)	(.11)	$19.41	14.58	$43,088.41		.48	37

July 31, 2016	17.69	.25	(.53)	(.28)	(.36)	(.36)	17.05	(1.54)	29,339.25		1.54	41

July 31, 2015	16.99	.19	1.37	1.56	(.86)	(.86)	17.69	9.43	16,701.25		1.11	40 [g]

July 31, 2014	15.22	.12	2.06	2.18	(.41)	(.41)	16.99	14.45	4,423.25		.76	54 [g]

July 31, 2013	12.58	.12	2.69	2.81	(.17)	(.17)	15.22	22.52	4,133.25		.87	44 [g]

Class B

July 31, 2017	$16.81	(.04)	2.36	2.32	—	—	$19.13	13.80	$470	1.16	(.24)	37

July 31, 2016	17.45	.13	(.54)	(.41)	(.23)	(.23)	16.81	(2.31)	453	1.00	.78	41

July 31, 2015	16.76	.10	1.32	1.42	(.73)	(.73)	17.45	8.65	334	1.00	.61	40 [g]

July 31, 2014	15.05	— [e]	2.03	2.03	(.32)	(.32)	16.76	13.57	284	1.00	(.01)	54 [g]

July 31, 2013	12.45	.01	2.66	2.67	(.07)	(.07)	15.05	21.54	197	1.00	.06	44 [g]

Class C

July 31, 2017	$16.65	(.05)	2.35	2.30	—	—	$18.95	13.81	$868	1.16	(.27)	37

July 31, 2016	17.29	.14	(.54)	(.40)	(.24)	(.24)	16.65	(2.29)	664	1.00	.85	41

July 31, 2015	16.64	.10	1.30	1.40	(.75)	(.75)	17.29	8.58	575	1.00	.60	40 [g]

July 31, 2014	14.96	.01	2.01	2.02	(.34)	(.34)	16.64	13.58	409	1.00	.04	54 [g]

July 31, 2013	12.39	— [e]	2.66	2.66	(.09)	(.09)	14.96	21.60	210	1.00	(.02)	44 [g]

Class M

July 31, 2017	$17.20	.01	2.40	2.41	(.04)	(.04)	$19.57	14.06	$137.91		.04	37

July 31, 2016	17.84	.16	(.53)	(.37)	(.27)	(.27)	17.20	(2.02)	124.75		.96	41

July 31, 2015	17.14	.14	1.35	1.49	(.79)	(.79)	17.84	8.90	87.75		.77	40 [g]

July 31, 2014	15.37	.03	2.09	2.12	(.35)	(.35)	17.14	13.85	52.75		.15	54 [g]

July 31, 2013	12.71	.04	2.72	2.76	(.10)	(.10)	15.37	21.83	31.75		.26	44 [g]

Class R

July 31, 2017	$16.86	.12 [i]	2.29	2.41	(.07)	(.07)	$19.20	14.34	$731.66		.69 [i]	37

July 31, 2016	17.41	.19	(.51)	(.32)	(.23)	(.23)	16.86	(1.81)	1,365.50		1.17	41

July 31, 2015	16.72	.20	1.31	1.51	(.82)	(.82)	17.41	9.22	3,088.50		1.16	40 [g]

July 31, 2014	15.00	.07	2.03	2.10	(.38)	(.38)	16.72	14.13	2,553.50		.43	54 [g]

July 31, 2013	12.41	.07	2.66	2.73	(.14)	(.14)	15.00	22.19	2,123.50		.53	44 [g]

Class R6

July 31, 2017†	$17.17	.16	2.38	2.54	(.13)	(.13)	$19.58	14.86*	$7,136	.05*	.88 *	37

Class Y

July 31, 2017	$17.14	.09 [i]	2.45	2.54	(.14)	(.14)	$19.54	14.91	$3,645.16		.51 [i]	37

July 31, 2016	17.77	.31	(.56)	(.25)	(.38)	(.38)	17.14	(1.31)	7,514	—	1.88	41

July 31, 2015	17.05	.27	1.34	1.61	(.89)	(.89)	17.77	9.69	5,574	—	1.54	40 [g]

July 31, 2014	15.27	.18	2.05	2.23	(.45)	(.45)	17.05	14.73	4,450	—	1.08	54 [g]

July 31, 2013	12.62	.14	2.71	2.85	(.20)	(.20)	15.27	22.81	3,966	—	.97	44 [g]

See page 82 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

66 RetirementReady® Funds	RetirementReady® Funds 67

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2045 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized		From						of net investment
	Net asset value,		and unrealized	Total from	net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A

July 31, 2017	$18.91	.07	2.59	2.66	(.11)	(.11)	$21.46	14.10	$42,236.42		.35	37

July 31, 2016	19.58	.30	(.55)	(.25)	(.42)	(.42)	18.91	(1.23)	31,243.25		1.62	38

July 31, 2015	18.86	.25	1.43	1.68	(.96)	(.96)	19.58	9.14	20,065.25		1.30	38 [g]

July 31, 2014	16.77	.15	2.19	2.34	(.25)	(.25)	18.86	14.01	9,373.25		.84	55 [g]

July 31, 2013	14.14	.14	2.87	3.01	(.38)	(.38)	16.77	21.70	7,036.25		.90	42 [g]

Class B

July 31, 2017	$17.22	(.07)	2.36	2.29	—	—	$19.51	13.30	$605	1.17	(.41)	37

July 31, 2016	17.89	.14	(.50)	(.36)	(.31)	(.31)	17.22	(1.97)	547	1.00	.86	38

July 31, 2015	17.31	.12	1.29	1.41	(.83)	(.83)	17.89	8.31	420	1.00	.67	38 [g]

July 31, 2014	15.43	.03	2.00	2.03	(.15)	(.15)	17.31	13.17	274	1.00	.19	55 [g]

July 31, 2013	13.06	.04	2.63	2.67	(.30)	(.30)	15.43	20.81	230	1.00	.29	42 [g]

Class C

July 31, 2017	$17.25	(.07)	2.35	2.28	—	—	$19.53	13.22	$918	1.17	(.40)	37

July 31, 2016	17.93	.14	(.49)	(.35)	(.33)	(.33)	17.25	(1.91)	1,098	1.00	.87	38

July 31, 2015	17.38	.11	1.31	1.42	(.87)	(.87)	17.93	8.33	864	1.00	.59	38 [g]

July 31, 2014	15.51	.01	2.02	2.03	(.16)	(.16)	17.38	13.12	401	1.00	.07	55 [g]

July 31, 2013	13.16	— [e]	2.69	2.69	(.34)	(.34)	15.51	20.85	248	1.00	.02	42 [g]

Class M

July 31, 2017	$18.35	(.04)	2.55	2.51	(.01)	(.01)	$20.85	13.69	$124.92		(.22)	37

July 31, 2016	19.00	.22	(.55)	(.33)	(.32)	(.32)	18.35	(1.69)	167.75		1.24	38

July 31, 2015	18.36	.17	1.37	1.54	(.90)	(.90)	19.00	8.56	161.75		.89	38 [g]

July 31, 2014	16.34	(.04)	2.23	2.19	(.17)	(.17)	18.36	13.43	128.75		(.23)	55 [g]

July 31, 2013	13.81	.06	2.81	2.87	(.34)	(.34)	16.34	21.10	21.75		.38	42 [g]

Class R

July 31, 2017	$19.41	.07 [i]	2.61	2.68	(.05)	(.05)	$22.04	13.85	$1,169.67		.33 [i]	37

July 31, 2016	20.00	.25	(.55)	(.30)	(.29)	(.29)	19.41	(1.46)	1,573.50		1.35	38

July 31, 2015	19.25	.25	1.41	1.66	(.91)	(.91)	20.00	8.83	3,175.50		1.26	38 [g]

July 31, 2014	17.13	.12	2.22	2.34	(.22)	(.22)	19.25	13.72	2,784.50		.65	55 [g]

July 31, 2013	14.44	.09	2.95	3.04	(.35)	(.35)	17.13	21.40	2,331.50		.54	42 [g]

Class R6

July 31, 2017†	$22.65	.19 [i]	3.04	3.23	(.12)	(.12)	$25.76	14.32*	$7,355	.05*	.77* i	37

Class Y

July 31, 2017	$22.61	.10 [i]	3.15	3.25	(.14)	(.14)	$25.72	14.42	$5,797.17		.43 [i]	37

July 31, 2016	23.30	.42	(.66)	(.24)	(.45)	(.45)	22.61	(.95)	9,802	—	1.95	38

July 31, 2015	22.25	.40	1.65	2.05	(1.00)	(1.00)	23.30	9.41	6,556	—	1.73	38 [g]

July 31, 2014	19.74	.27	2.53	2.80	(.29)	(.29)	22.25	14.25	5,544	—	1.25	55 [g]

July 31, 2013	16.57	.19	3.40	3.59	(.42)	(.42)	19.74	22.04	4,939	—	1.04	42 [g]

See page 82 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

68 RetirementReady® Funds	RetirementReady® Funds 69

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2040 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized		From						of net investment
	Net asset value,		and unrealized	Total from	net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A

July 31, 2017	$20.58	.04	2.66	2.70	(.07)	(.07)	$23.21	13.13	$119,021.39		.20	39

July 31, 2016	21.26	.38	(.57)	(.19)	(.49)	(.49)	20.58	(.83)	84,164.25		1.90	48

July 31, 2015	20.51	.28	1.46	1.74	(.99)	(.99)	21.26	8.65	49,628.25		1.34	51 [g]

July 31, 2014	18.34	.21	2.24	2.45	(.28)	(.28)	20.51	13.42	12,384.25		1.04	47 [g]

July 31, 2013	15.48	.16	3.01	3.17	(.31)	(.31)	18.34	20.74	10,268.25		.94	40 [g]

Class B

July 31, 2017	$19.02	(.11)	2.44	2.33	—	—	$21.35	12.25	$735	1.14	(.56)	39

July 31, 2016	19.69	.23	(.55)	(.32)	(.35)	(.35)	19.02	(1.59)	764	1.00	1.23	48

July 31, 2015	19.01	.16	1.32	1.48	(.80)	(.80)	19.69	7.92	666	1.00	.82	51 [g]

July 31, 2014	17.04	.07	2.06	2.13	(.16)	(.16)	19.01	12.52	698	1.00	.40	47 [g]

July 31, 2013	14.42	.03	2.81	2.84	(.22)	(.22)	17.04	19.87	694	1.00	.16	40 [g]

Class C

July 31, 2017	$18.76	(.11)	2.41	2.30	—	—	$21.06	12.26	$985	1.14	(.54)	39

July 31, 2016	19.44	.22	(.55)	(.33)	(.35)	(.35)	18.76	(1.62)	826	1.00	1.20	48

July 31, 2015	18.83	.15	1.31	1.46	(.85)	(.85)	19.44	7.91	805	1.00	.78	51 [g]

July 31, 2014	16.92	.04	2.08	2.12	(.21)	(.21)	18.83	12.55	632	1.00	.23	47 [g]

July 31, 2013	14.33	.02	2.79	2.81	(.22)	(.22)	16.92	19.80	279	1.00	.15	40 [g]

Class M

July 31, 2017	$19.35	(.07)	2.50	2.43	—	—	$21.78	12.56	$282.89		(.34)	39

July 31, 2016	20.02	.21	(.49)	(.28)	(.39)	(.39)	19.35	(1.35)	160.75		1.10	48

July 31, 2015	19.37	.22	1.33	1.55	(.90)	(.90)	20.02	8.16	114.75		1.11	51 [g]

July 31, 2014	17.36	.09	2.13	2.22	(.21)	(.21)	19.37	12.84	78.75		.50	47 [g]

July 31, 2013	14.71	.07	2.85	2.92	(.27)	(.27)	17.36	20.11	50.75		.45	40 [g]

Class R

July 31, 2017	$21.23	.01 [i]	2.72	2.73	(.01)	(.01)	$23.95	12.85	$1,673.64		.08 [i]	39

July 31, 2016	21.80	.28	(.54)	(.26)	(.31)	(.31)	21.23	(1.13)	2,034.50		1.38	48

July 31, 2015	20.98	.29	1.45	1.74	(.92)	(.92)	21.80	8.45	4,726.50		1.35	51 [g]

July 31, 2014	18.76	.16	2.30	2.46	(.24)	(.24)	20.98	13.13	3,894.50		.79	47 [g]

July 31, 2013	15.84	.11	3.08	3.19	(.27)	(.27)	18.76	20.39	3,362.50		.66	40 [g]

Class R6

July 31, 2017†	$24.17	.14	3.06	3.20	(.08)	(.08)	$27.29	13.28*	$12,731	.05*	.56*	39

Class Y

July 31, 2017	$24.13	.08 [i]	3.15	3.23	(.10)	(.10)	$27.26	13.40	$7,058.14		.33 [i]	39

July 31, 2016	24.82	.52	(.69)	(.17)	(.52)	(.52)	24.13	(.60)	13,806	—	2.23	48

July 31, 2015	23.75	.44	1.65	2.09	(1.02)	(1.02)	24.82	8.96	9,215	—	1.79	51 [g]

July 31, 2014	21.18	.32	2.58	2.90	(.33)	(.33)	23.75	13.74	7,284	—	1.40	47 [g]

July 31, 2013	17.83	.20	3.49	3.69	(.34)	(.34)	21.18	20.99	6,259	—	1.00	40 [g]

See page 82 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

70 RetirementReady® Funds	RetirementReady® Funds 71

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2035 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized		From						of net investment
	Net asset value,		and unrealized	Total from	net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A

July 31, 2017	$20.85	.06	2.34	2.40	(.15)	(.15)	$23.10	11.60	$76,081.41		.25	37

July 31, 2016	21.53	.45	(.59)	(.14)	(.54)	(.54)	20.85	(.54)	51,869.25		2.20	38

July 31, 2015	20.66	.31	1.33	1.64	(.77)	(.77)	21.53	8.07	37,097.25		1.45	31 [g]

July 31, 2014	18.55	.24	2.03	2.27	(.16)	(.16)	20.66	12.25	17,699.25		1.21	45 [g]

July 31, 2013	15.83	.17	2.76	2.93	(.21)	(.21)	18.55	18.66	13,868.25		1.00	40 [g]

Class B

July 31, 2017	$19.15	(.10)	2.16	2.06	—	—	$21.21	10.76	$827	1.16	(.49)	37

July 31, 2016	19.81	.28	(.55)	(.27)	(.39)	(.39)	19.15	(1.28)	1,167	1.00	1.49	38

July 31, 2015	19.07	.19	1.18	1.37	(.63)	(.63)	19.81	7.28	1,235	1.00	.95	31 [g]

July 31, 2014	17.17	.10	1.85	1.95	(.05)	(.05)	19.07	11.39	1,061	1.00	.55	45 [g]

July 31, 2013	14.68	.02	2.57	2.59	(.10)	(.10)	17.17	17.73	864	1.00	.11	40 [g]

Class C

July 31, 2017	$19.08	(.10)	2.15	2.05	(.01)	(.01)	$21.12	10.73	$1,625	1.16	(.50)	37

July 31, 2016	19.78	.26	(.53)	(.27)	(.43)	(.43)	19.08	(1.28)	1,549	1.00	1.40	38

July 31, 2015	19.08	.18	1.19	1.37	(.67)	(.67)	19.78	7.30	1,147	1.00	.91	31 [g]

July 31, 2014	17.17	.09	1.87	1.96	(.05)	(.05)	19.08	11.44	655	1.00	.51	45 [g]

July 31, 2013	14.70	.02	2.57	2.59	(.12)	(.12)	17.17	17.72	468	1.00	.13	40 [g]

Class M

July 31, 2017	$20.07	(.05)	2.26	2.21	(.05)	(.05)	$22.23	11.04	$529.91		(.25)	37

July 31, 2016	20.74	.34	(.57)	(.23)	(.44)	(.44)	20.07	(1.05)	473.75		1.72	38

July 31, 2015	19.92	.16	1.32	1.48	(.66)	(.66)	20.74	7.54	460.75		.79	31 [g]

July 31, 2014	17.93	.14	1.96	2.10	(.11)	(.11)	19.92	11.70	298.75		.73	45 [g]

July 31, 2013	15.32	(.04)	2.79	2.75	(.14)	(.14)	17.93	18.08	248.75		(.24)	40 [g]

Class R

July 31, 2017	$20.10	.02	2.24	2.26	(.10)	(.10)	$22.26	11.30	$1,369.66		.11	37

July 31, 2016	20.67	.32	(.50)	(.18)	(.39)	(.39)	20.10	(.80)	2,000.50		1.66	38

July 31, 2015	19.85	.30	1.24	1.54	(.72)	(.72)	20.67	7.86	4,657.50		1.49	31 [g]

July 31, 2014	17.84	.19	1.94	2.13	(.12)	(.12)	19.85	11.96	4,334.50		1.01	45 [g]

July 31, 2013	15.24	.12	2.66	2.78	(.18)	(.18)	17.84	18.36	4,039.50		.72	40 [g]

Class R6

July 31, 2017†	$24.34	.16	2.70	2.86	(.17)	(.17)	$27.03	11.81*	$15,359	.05*	.63*	37

Class Y

July 31, 2017	$24.30	.10	2.76	2.86	(.18)	(.18)	$26.98	11.85	$9,005.16		.38	37

July 31, 2016	24.99	.56	(.66)	(.10)	(.59)	(.59)	24.30	(.33)	17,298	—	2.40	38

July 31, 2015	23.84	.46	1.50	1.96	(.81)	(.81)	24.99	8.35	12,853	—	1.88	31 [g]

July 31, 2014	21.37	.37	2.30	2.67	(.20)	(.20)	23.84	12.55	11,300	—	1.64	45 [g]

July 31, 2013	18.20	.21	3.21	3.42	(.25)	(.25)	21.37	18.95	10,623	—	1.03	40 [g]

See page 82 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

72 RetirementReady® Funds	RetirementReady® Funds 73

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2030 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized		From						of net investment
	Net asset value,		and unrealized	Total from	net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A

July 31, 2017	$20.68	.16	1.82	1.98	(.15)	(.15)	$22.51	9.61	$169,766.39		.73	41

July 31, 2016	21.38	.47	(.59)	(.12)	(.58)	(.58)	20.68	(.45)	122,277.25		2.35	47

July 31, 2015	20.35	.29	1.23	1.52	(.49)	(.49)	21.38	7.53	72,342.25		1.36	40 [g]

July 31, 2014	18.52	.26	1.73	1.99	(.16)	(.16)	20.35	10.75	23,180.25		1.32	44 [g]

July 31, 2013	16.16	.17	2.36	2.53	(.17)	(.17)	18.52	15.76	18,538.25		1.01	43 [g]

Class B

July 31, 2017	$19.64	— [e]	1.72	1.72	—	—	$21.36	8.76	$1,299	1.14	— [h]	41

July 31, 2016	20.32	.33	(.58)	(.25)	(.43)	(.43)	19.64	(1.18)	1,251	1.00	1.74	47

July 31, 2015	19.35	.16	1.13	1.29	(.32)	(.32)	20.32	6.71	1,325	1.00	.80	40 [g]

July 31, 2014	17.62	.11	1.64	1.75	(.02)	(.02)	19.35	9.94	1,231	1.00	.58	44 [g]

July 31, 2013	15.38	.04	2.25	2.29	(.05)	(.05)	17.62	14.92	1,210	1.00	.23	43 [g]

Class C

July 31, 2017	$19.60	— [e]	1.73	1.73	(.01)	(.01)	$21.32	8.81	$1,544	1.14	.01	41

July 31, 2016	20.29	.31	(.56)	(.25)	(.44)	(.44)	19.60	(1.19)	1,515	1.00	1.61	47

July 31, 2015	19.36	.17	1.11	1.28	(.35)	(.35)	20.29	6.68	1,313	1.00	.84	40 [g]

July 31, 2014	17.64	.10	1.66	1.76	(.04)	(.04)	19.36	9.98	1,060	1.00	.51	44 [g]

July 31, 2013	15.41	.04	2.25	2.29	(.06)	(.06)	17.64	14.90	742	1.00	.24	43 [g]

Class M

July 31, 2017	$20.06	.03	1.79	1.82	—	—	$21.88	9.07	$259.89		.15	41

July 31, 2016	20.75	.38	(.59)	(.21)	(.48)	(.48)	20.06	(.96)	273.75		1.93	47

July 31, 2015	19.75	.20	1.17	1.37	(.37)	(.37)	20.75	6.99	248.75		.97	40 [g]

July 31, 2014	18.03	.19	1.65	1.84	(.12)	(.12)	19.75	10.24	222.75		.98	44 [g]

July 31, 2013	15.74	.08	2.30	2.38	(.09)	(.09)	18.03	15.17	101.75		.47	43 [g]

Class R

July 31, 2017	$19.64	.11	1.73	1.84	(.09)	(.09)	$21.39	9.39	$2,543.64		.53	41

July 31, 2016	20.23	.37	(.53)	(.16)	(.43)	(.43)	19.64	(.71)	2,916.50		1.94	47

July 31, 2015	19.28	.25	1.13	1.38	(.43)	(.43)	20.23	7.22	8,425.50		1.26	40 [g]

July 31, 2014	17.56	.20	1.64	1.84	(.12)	(.12)	19.28	10.51	7,296.50		1.07	44 [g]

July 31, 2013	15.33	.12	2.24	2.36	(.13)	(.13)	17.56	15.51	6,169.50		.75	43 [g]

Class R6

July 31, 2017†	$23.67	.25	2.08	2.33	(.16)	(.16)	$25.84	9.90*	$13,797	.05*	1.02*	41

Class Y

July 31, 2017	$23.65	.21 [i]	2.11	2.32	(.17)	(.17)	$25.80	9.88	$6,806.14		.86 [i]	41

July 31, 2016	24.34	.62	(.69)	(.07)	(.62)	(.62)	23.65	(.19)	15,306	—	2.71	47

July 31, 2015	23.09	.43	1.34	1.77	(.52)	(.52)	24.34	7.76	13,241	—	1.79	40 [g]

July 31, 2014	20.98	.38	1.93	2.31	(.20)	(.20)	23.09	11.05	11,725	—	1.70	44 [g]

July 31, 2013	18.28	.22	2.69	2.91	(.21)	(.21)	20.98	16.04	12,816	—	1.12	43 [g]

See page 82 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

74 RetirementReady® Funds	RetirementReady® Funds 75

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2025 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized		From						of net investment
	Net asset value,		and unrealized	Total from	net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A

July 31, 2017	$21.08	.22	1.36	1.58	(.30)	(.30)	$22.36	7.60	$80,908.41		1.02	37

July 31, 2016	21.73	.55	(.65)	(.10)	(.55)	(.55)	21.08	(.40)	60,363.25		2.66	42

July 31, 2015	20.62	.31	1.07	1.38	(.27)	(.27)	21.73	6.72	40,668.25		1.44	30 [g]

July 31, 2014	19.06	.29	1.45	1.74	(.18)	(.18)	20.62	9.16	27,543.25		1.44	41 [g]

July 31, 2013	17.21	.20	1.92	2.12	(.27)	(.27)	19.06	12.44	23,727.25		1.12	47 [g]

Class B

July 31, 2017	$19.66	.05	1.28	1.33	(.15)	(.15)	$20.84	6.81	$1,200	1.16	.26	37

July 31, 2016	20.29	.37	(.62)	(.25)	(.38)	(.38)	19.66	(1.17)	1,082	1.00	1.90	42

July 31, 2015	19.28	.14	1.00	1.14	(.13)	(.13)	20.29	5.91	1,128	1.00	.72	30 [g]

July 31, 2014	17.84	.13	1.36	1.49	(.05)	(.05)	19.28	8.35	982	1.00	.71	41 [g]

July 31, 2013	16.12	.05	1.82	1.87	(.15)	(.15)	17.84	11.66	987	1.00	.32	47 [g]

Class C

July 31, 2017	$19.62	.06	1.27	1.33	(.17)	(.17)	$20.78	6.84	$1,972	1.16	.29	37

July 31, 2016	20.27	.36	(.61)	(.25)	(.40)	(.40)	19.62	(1.17)	1,851	1.00	1.86	42

July 31, 2015	19.27	.14	.99	1.13	(.13)	(.13)	20.27	5.90	1,532	1.00	.68	30 [g]

July 31, 2014	17.87	.13	1.36	1.49	(.09)	(.09)	19.27	8.32	1,244	1.00	.67	41 [g]

July 31, 2013	16.14	.05	1.82	1.87	(.14)	(.14)	17.87	11.67	807	1.00	.27	47 [g]

Class M

July 31, 2017	$19.96	.11	1.30	1.41	(.24)	(.24)	$21.13	7.11	$262.91		.55	37

July 31, 2016	20.60	.41	(.61)	(.20)	(.44)	(.44)	19.96	(.92)	240.75		2.08	42

July 31, 2015	19.57	.20	1.00	1.20	(.17)	(.17)	20.60	6.16	205.75		1.00	30 [g]

July 31, 2014	18.09	.17	1.38	1.55	(.07)	(.07)	19.57	8.57	188.75		.88	41 [g]

July 31, 2013	16.37	.11	1.83	1.94	(.22)	(.22)	18.09	11.95	226.75		.64	47 [g]

Class R

July 31, 2017	$19.78	.16	1.29	1.45	(.26)	(.26)	$20.97	7.39	$2,734.66		.79	37

July 31, 2016	20.29	.36	(.51)	(.15)	(.36)	(.36)	19.78	(.69)	2,458.50		1.87	42

July 31, 2015	19.28	.23	1.00	1.23	(.22)	(.22)	20.29	6.42	6,829.50		1.18	30 [g]

July 31, 2014	17.85	.22	1.36	1.58	(.15)	(.15)	19.28	8.88	5,442.50		1.19	41 [g]

July 31, 2013	16.13	.14	1.81	1.95	(.23)	(.23)	17.85	12.19	4,692.50		.81	47 [g]

Class R6

July 31, 2017†	$21.20	.28	1.39	1.67	(.32)	(.32)	$22.55	7.98*	$11,072	.05*	1.30 *	37

Class Y

July 31, 2017	$21.19	.27	1.38	1.65	(.34)	(.34)	$22.50	7.90	$9,036.16		1.22	37

July 31, 2016	21.83	.61	(.66)	(.05)	(.59)	(.59)	21.19	(.15)	17,559	—	2.91	42

July 31, 2015	20.72	.37	1.05	1.42	(.31)	(.31)	21.83	6.92	12,152	—	1.70	30 [g]

July 31, 2014	19.15	.38	1.42	1.80	(.23)	(.23)	20.72	9.44	9,870	—	1.91	41 [g]

July 31, 2013	17.28	.23	1.95	2.18	(.31)	(.31)	19.15	12.77	12,138	—	1.26	47 [g]

See page 82 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

76 RetirementReady® Funds	RetirementReady® Funds 77

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2020 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized		From						of net investment
	Net asset value,		and unrealized	Total from	net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A

July 31, 2017	$18.55	.20	.91	1.11	(.19)	(.19)	$19.47	6.05	$186,299.37		1.05	49

July 31, 2016	19.18	.52	(.61)	(.09)	(.54)	(.54)	18.55	(.38)	127,482.25		2.82	47

July 31, 2015	18.40	.27	.73	1.00	(.22)	(.22)	19.18	5.44	71,290.25		1.43	45 [g]

July 31, 2014	17.31	.29	.98	1.27	(.18)	(.18)	18.40	7.37	25,336.25		1.60	42 [g]

July 31, 2013	16.19	.19	1.27	1.46	(.34)	(.34)	17.31	9.12	22,557.25		1.16	50 [g]

Class B

July 31, 2017	$17.85	.06	.87	.93	(.05)	(.05)	$18.73	5.24	$1,106	1.12	.34	49

July 31, 2016	18.45	.38	(.59)	(.21)	(.39)	(.39)	17.85	(1.11)	1,151	1.00	2.15	47

July 31, 2015	17.68	.14	.68	.82	(.05)	(.05)	18.45	4.65	1,123	1.00	.80	45 [g]

July 31, 2014	16.66	.15	.94	1.09	(.07)	(.07)	17.68	6.56	1,380	1.00	.84	42 [g]

July 31, 2013	15.60	.06	1.23	1.29	(.23)	(.23)	16.66	8.37	1,235	1.00	.37	50 [g]

Class C

July 31, 2017	$17.84	.07	.86	.93	(.06)	(.06)	$18.71	5.25	$2,063	1.12	.37	49

July 31, 2016	18.46	.38	(.59)	(.21)	(.41)	(.41)	17.84	(1.12)	2,092	1.00	2.15	47

July 31, 2015	17.74	.15	.67	.82	(.10)	(.10)	18.46	4.63	1,842	1.00	.80	45 [g]

July 31, 2014	16.71	.15	.95	1.10	(.07)	(.07)	17.74	6.62	1,587	1.00	.89	42 [g]

July 31, 2013	15.65	.06	1.23	1.29	(.23)	(.23)	16.71	8.30	1,047	1.00	.35	50 [g]

Class M

July 31, 2017	$18.21	.10	.90	1.00	(.11)	(.11)	$19.10	5.51	$258.87		.55	49

July 31, 2016	18.82	.42	(.60)	(.18)	(.43)	(.43)	18.21	(.89)	180.75		2.33	47

July 31, 2015	18.05	.19	.70	.89	(.12)	(.12)	18.82	4.93	180.75		1.02	45 [g]

July 31, 2014	16.99	.20	.96	1.16	(.10)	(.10)	18.05	6.81	154.75		1.12	42 [g]

July 31, 2013	15.88	.10	1.26	1.36	(.25)	(.25)	16.99	8.62	140.75		.59	50 [g]

Class R

July 31, 2017	$17.88	.15	.88	1.03	(.14)	(.14)	$18.77	5.79	$4,442.62		.80	49

July 31, 2016	18.44	.44	(.56)	(.12)	(.44)	(.44)	17.88	(.60)	3,269.50		2.47	47

July 31, 2015	17.69	.23	.68	.91	(.16)	(.16)	18.44	5.17	5,716.50		1.29	45 [g]

July 31, 2014	16.67	.23	.95	1.18	(.16)	(.16)	17.69	7.09	5,348.50		1.35	42 [g]

July 31, 2013	15.60	.14	1.23	1.37	(.30)	(.30)	16.67	8.86	4,587.50		.84	50 [g]

Class R6

July 31, 2017†	$20.80	.30	1.01	1.31	(.21)	(.21)	$21.90	6.34*	$3,838	.05*	1.41*	49

Class Y

July 31, 2017	$20.79	.23 [i]	1.07	1.30	(.21)	(.21)	$21.88	6.32	$1,673.12		1.11 [i]	49

July 31, 2016	21.41	.65	(.69)	(.04)	(.58)	(.58)	20.79	(.13)	4,982	—	3.15	47

July 31, 2015	20.49	.37	.80	1.17	(.25)	(.25)	21.41	5.72	5,325	—	1.75	45 [g]

July 31, 2014	19.26	.44	1.02	1.46	(.23)	(.23)	20.49	7.60	5,125	—	2.20	42 [g]

July 31, 2013	17.97	.24	1.43	1.67	(.38)	(.38)	19.26	9.41	7,104	—	1.27	50 [g]

See page 82 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

78 RetirementReady® Funds	RetirementReady® Funds 79

Financial highlights (For a common share outstanding throughout the period)

Putnam Retirement Income Fund Lifestyle 1

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized		From						of net investment
	Net asset value,		and unrealized	Total from	net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A

July 31, 2017	$17.02	.20	.63	.83	(.20)	(.20)	$17.65	4.94	$80,263.38		1.14	39

July 31, 2016	17.69	.64	(.70)	(.06)	(.61)	(.61)	17.02	(.27)	63,447.25		3.83	33

July 31, 2015	17.49	.30	.31	.61	(.41)	(.41)	17.69	3.52	17,655.25		1.71	28 [g]

July 31, 2014	16.98	.33	.52	.85	(.34)	(.34)	17.49	5.04	15,527.25		1.90	39 [g]

July 31, 2013	16.39	.19	.58	.77	(.18)	(.18)	16.98	4.74	14,681.25		1.14	57 [g]

Class B

July 31, 2017	$16.74	.07	.61	.68	(.14)	(.14)	$17.28	4.11	$981	1.13	.43	39

July 31, 2016	17.45	.52	(.70)	(.18)	(.53)	(.53)	16.74	(.99)	1,094	1.00	3.11	33

July 31, 2015	17.32	.15	.31	.46	(.33)	(.33)	17.45	2.68	368	1.00	.88	28 [g]

July 31, 2014	16.86	.17	.55	.72	(.26)	(.26)	17.32	4.32	274	1.00	1.01	39 [g]

July 31, 2013	16.34	.06	.58	.64	(.12)	(.12)	16.86	3.92	172	1.00	.35	57 [g]

Class C

July 31, 2017	$16.79	.07	.61	.68	(.14)	(.14)	$17.33	4.09	$1,681	1.13	.44	39

July 31, 2016	17.49	.44	(.61)	(.17)	(.53)	(.53)	16.79	(.93)	1,852	1.00	2.63	33

July 31, 2015	17.36	.17	.29	.46	(.33)	(.33)	17.49	2.68	814	1.00	.98	28 [g]

July 31, 2014	16.91	.20	.51	.71	(.26)	(.26)	17.36	4.25	710	1.00	1.16	39 [g]

July 31, 2013	16.38	.05	.60	.65	(.12)	(.12)	16.91	3.98	676	1.00	.28	57 [g]

Class M

July 31, 2017	$17.07	.16	.62	.78	(.16)	(.16)	$17.69	4.62	$506.63		.94	39

July 31, 2016	17.73	.52	(.61)	(.09)	(.57)	(.57)	17.07	(.46)	528.50		3.05	33

July 31, 2015	17.54	.25	.30	.55	(.36)	(.36)	17.73	3.18	396.50		1.42	28 [g]

July 31, 2014	17.02	.31	.50	.81	(.29)	(.29)	17.54	4.82	332.50		1.77	39 [g]

July 31, 2013	16.43	.14	.59	.73	(.14)	(.14)	17.02	4.47	313.50		.86	57 [g]

Class R

July 31, 2017	$17.01	.19 [i]	.60	.79	(.16)	(.16)	$17.64	4.70	$730.63		1.12 [i]	39

July 31, 2016	17.68	.61	(.71)	(.10)	(.57)	(.57)	17.01	(.53)	1,439.50		3.62	33

July 31, 2015	17.48	.24	.33	.57	(.37)	(.37)	17.68	3.26	854.50		1.34	28 [g]

July 31, 2014	16.97	.30	.51	.81	(.30)	(.30)	17.48	4.78	1,069.50		1.75	39 [g]

July 31, 2013	16.38	.15	.58	.73	(.14)	(.14)	16.97	4.47	1,002.50		.92	57 [g]

Class R6

July 31, 2017†	$17.08	.25	.63	.88	(.25)	(.25)	$17.71	5.20*	$3,711	.05*	1.42*	39

Class Y

July 31, 2017	$17.08	.27 [i]	.60	.87	(.24)	(.24)	$17.71	5.17	$3,519.13		1.56 [i]	39

July 31, 2016	17.75	.72	(.73)	(.01)	(.66)	(.66)	17.08	(.02)	7,602	—	4.24	33

July 31, 2015	17.55	.34	.32	.66	(.46)	(.46)	17.75	3.78	1,460	—	1.90	28 [g]

July 31, 2014	17.04	.68[f]	.21	.89	(.38)	(.38)	17.55	5.28	1,203	—	3.96 [f]	39 [g]

July 31, 2013	16.44	.16	.66	.82	(.22)	(.22)	17.04	5.04	7,232	—	.93	57 [g]

See page 82 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

80 RetirementReady® Funds	RetirementReady® Funds 81

Financial highlights cont.

* Not annualized.

† For the period September 2, 2016 (commencement of operations) to July 31, 2017.

‡ For the period November 30, 2015 (commencement of operations) to July 31, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses for the following periods reflect a reduction of the following based on each fund’s average net assets (Note 2):

	7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

Putnam RetirementReady 2060 Fund

Class A, B, C, M, R, Y	73.93%	114.41%	N/A	N/A	N/A

Class R6	60.14%	N/A	N/A	N/A	N/A

Putnam RetirementReady 2055 Fund

Class A, B, C, M, R, Y	0.88	1.13	2.09%	3.14%	0.28%

Class R6	0.80	N/A	N/A	N/A	N/A

Putnam RetirementReady 2050 Fund

Class A, B, C, M, R, Y	0.27	0.28	0.46	0.45	0.13

Class R6	0.25	N/A	N/A	N/A	N/A

Putnam RetirementReady 2045 Fund

Class A, B, C, M, R, Y	0.25	0.26	0.36	0.45	0.12

Class R6	0.24	N/A	N/A	N/A	N/A

Putnam RetirementReady 2040 Fund

Class A, B, C, M, R, Y	0.13	0.14	0.23	0.35	0.12

Class R6	0.13	N/A	N/A	N/A	N/A

Putnam RetirementReady 2035 Fund

Class A, B, C, M, R, Y	0.17	0.17	0.22	0.27	0.11

Class R6	0.16	N/A	N/A	N/A	N/A

Putnam RetirementReady 2030 Fund

Class A, B, C, M, R, Y	0.11	0.11	0.17	0.23	0.11

Class R6	0.11	N/A	N/A	N/A	N/A

Putnam RetirementReady 2025 Fund

Class A, B, C, M, R, Y	0.16	0.15	0.20	0.23	0.11

Class R6	0.15	N/A	N/A	N/A	N/A

Putnam RetirementReady 2020 Fund

Class A, B, C, M, R, Y	0.13	0.11	0.18	0.25	0.11

Class R6	0.13	N/A	N/A	N/A	N/A

Putnam Retirement Income Fund Lifestyle 1

Class A, B, C, M, R, Y	0.19	0.21	0.55	0.37	0.12

Class R6	0.17	N/A	N/A	N/A	N/A

82 RetirementReady® Funds

Financial highlights cont.

e Amount represents less than $0.01 per share.

f The net investment income and per share amount shown for the period ending July 31, 2014, may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

g Reflects revision of portfolio turnover rate. The portfolio turnover rates previously reported were the following:

	7/31/15	7/31/14	7/31/13

Putnam RetirementReady 2055 Fund	249%	202%	183%

Putnam RetirementReady 2050 Fund	158	100	104

Putnam RetirementReady 2045 Fund	116	92	86

Putnam RetirementReady 2040 Fund	204	90	84

Putnam RetirementReady 2035 Fund	101	79	86

Putnam RetirementReady 2030 Fund	157	77	80

Putnam RetirementReady 2025 Fund	71	74	89

Putnam RetirementReady 2020 Fund	160	75	89

Putnam Retirement Income Fund Lifestyle 1	39	98	138

h Amount represents less than 0.01% of average net assets.

i The net investment income and per share amount shown for the period ending July 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of subscriptions/redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

RetirementReady® Funds 83

Notes to financial statements 7/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from August 1, 2016 through July 31, 2017.

Each of the Putnam RetirementReady® Funds: Putnam RetirementReady 2060 Fund, Putnam RetirementReady 2055 Fund, Putnam RetirementReady 2050 Fund, Putnam RetirementReady 2045 Fund, Putnam RetirementReady 2040 Fund, Putnam RetirementReady 2035 Fund, Putnam RetirementReady 2030 Fund, Putnam RetirementReady 2025 Fund, Putnam RetirementReady 2020 Fund, and Putnam Retirement Income Fund Lifestyle 1 (collectively the funds) is a diversified series of Putnam RetirementReady® Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end investment company. Each fund, except the Putnam Retirement Income Fund Lifestyle 1, seeks capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date. Putnam Retirement Income Fund Lifestyle 1 seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital.

Currently there are ten separate funds, of which nine have a target date specified by the calendar year in the name of each fund. The target dates are in five-year increments beginning with the year 2020. The tenth fund is named Putnam Retirement Income Fund Lifestyle 1. Amounts invested in each target date fund are allocated among underlying Putnam funds based on the fund’s target date. The target percentages for each target date fund gradually change over time based on the number of years that remain until the target date of the fund so that a fund’s asset allocation will become more conservative as the fund approaches its target date. The asset allocation of each target date fund is designed to provide an investment that Putnam Management believes is neither overly aggressive nor overly conservative for a typical investor planning to retire (or otherwise begin using the invested funds) in the target year. When a fund’s target percentages correspond to those of the Putnam Retirement Income Fund Lifestyle 1, which currently is expected to occur during the latter part of the target year, the fund will be merged into the Putnam Retirement Income Fund Lifestyle 1.

These financial statements report on each fund, which invest in certain Putnam Funds which are managed by Putnam Management. As of July 31, 2017, each fund invests in the following diversified funds: Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam Dynamic Asset Allocation Balanced Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Dynamic Asset Allocation Equity Fund, Putnam Dynamic Asset Allocation Growth Fund and Putnam Government Money Market Fund (the underlying Putnam Funds). Effective September 1, 2016, Putnam Money Market Fund was replaced with Putnam Government Money Market Fund. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

Each fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Effective September 1, 2016 each fund began to offer class R6 shares. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/ or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% (4.00% for Putnam Retirement Income Fund Lifestyle 1) and 3.50% (3.25% for Putnam Retirement Income Fund Lifestyle 1), respectively. Class A shares generally are not subject to a contingent deferred sales charge and class M, class R, class R6, and class Y are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified n Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, each fund enters into contracts that may include agreements to indemnify another party under given circumstances. Each fund’s maximum exposure under these arrangements is unknown

84 RetirementReady® Funds

as this would involve future claims that may be, but have not yet been, made against each fund. However, each fund’s management team expects the risk of material loss to be remote.

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under each fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The price of each fund’s shares is based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). The NAVs of the underlying Putnam Funds are determined based on the policies contained in each underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the New York Stock Exchange each day the exchange is open.

Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

Interfund lending Each fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the funds to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the funds did not utilize the program.

Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Each fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the funds’ federal tax returns for the prior three fiscal years, or life of the fund, if shorter, remain subject to examination by the Internal Revenue Service.

RetirementReady® Funds 85

At July 31, 2017, the following funds had capital loss carryovers in the following amounts available to the extent allowed by the Code to offset future net capital gain, if any, which will expire on the following dates:

Loss carryover

	Short-term	Long-term	Total	Expiration

Putnam RetirementReady 2050 Fund	$120,186	N/A	$120,186	July 31, 2018

Putnam RetirementReady 2045 Fund	3,496,655	N/A	3,496,655	July 31, 2018

Putnam RetirementReady 2040 Fund	1,269,017	N/A	1,269,017	July 31, 2018

Putnam RetirementReady 2035 Fund	7,125,186	N/A	7,125,186	July 31, 2018

Putnam RetirementReady 2030 Fund	8,976,746	N/A	8,976,746	July 31, 2018

Putnam RetirementReady 2025 Fund	18,024,537	N/A	18,024,537	July 31, 2018

Putnam RetirementReady 2020 Fund	21,313,938	N/A	21,313,938	July 31, 2018

Putnam Retirement Income Fund
Lifestyle 1	1,209,756	N/A	1,209,756	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund, as applicable, will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, Putnam RetirementReady 2055 Fund has elected to defer $31,391 and Putnam RetirementReady 2050 Fund has elected to defer $51,356 to their fiscal year ending July 31, 2018 late year ordinary losses ((i) ordinary losses recognized between January 1, 2017 and July 31, 2017, and (ii) specified ordinary and currency losses recognized between November 1, 2016 and July 31, 2017).

Distributions to shareholders Each fund normally distributes any net investment income and any net realized capital gains annually, except Putnam Retirement Income Fund Lifestyle 1, which normally distributes any net investment income monthly and any net realized capital gains annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include the following temporary and/or permanent difference for the following funds:

Differences during the period

losses on wash sale transactions, redesignation
Putnam RetirementReady 2060 Fund	of taxable distributions

Putnam RetirementReady 2055 Fund	losses on wash sale transactions, late year loss deferrals

Putnam RetirementReady 2050 Fund	losses on wash sale transactions, late year loss deferrals

Putnam RetirementReady 2045 Fund	losses on wash sale transactions

Putnam RetirementReady 2040 Fund	losses on wash sale transactions

Putnam RetirementReady 2035 Fund	losses on wash sale transactions

Putnam RetirementReady 2030 Fund	losses on wash sale transactions

Putnam RetirementReady 2025 Fund	losses on wash sale transactions

Putnam RetirementReady 2020 Fund	losses on wash sale transactions

Putnam Retirement Income Fund Lifestyle 1	losses on wash sale transactions, the expiration
of a capital loss carryover

86 RetirementReady® Funds

Reclassifications, if any, are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the following fund’s reclassified the following amounts:

		Accumulated
	Undistributed	net realized
	net	gain/(loss) on
	investment	investment
	income	transactions	Paid-in-capital

Putnam RetirementReady 2060 Fund	$376	$(376)	$—

Putnam Retirement Income Fund Lifestyle 1	—	22,477,777	(22,477,777)

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)	Undistributed ordinary income	Undistributed long-term gain	Capital loss carryover	Late year ordinary loss deferral	Cost for federal income tax purposes

Putnam
RetirementReady
2060 Fund	$21,803	$(96)	$21,707	$—	$808	$—	$—	$250,576

Putnam
RetirementReady
2055 Fund	1,370,617	(349)	1,370,268	—	112,670	—	(31,391)	15,832,530

Putnam
RetirementReady
2050 Fund	4,303,583	(8,582)	4,295,001	—	—	(120,186)	(51,356)	51,808,215

Putnam
RetirementReady
2045 Fund	4,339,235	(11,019)	4,328,216	177,916	—	(3,496,655)	—	53,905,289

Putnam
RetirementReady
2040 Fund	9,826,344	(18,798)	9,807,546	81,036	—	(1,269,017)	—	132,754,287

Putnam
RetirementReady
2035 Fund	6,042,135	(75,407)	5,966,728	250,559	—	(7,125,186)	—	98,883,067

Putnam
RetirementReady
2030 Fund	8,707,925	(79,069)	8,628,856	1,076,672	—	(8,976,746)	—	187,495,008

Putnam
RetirementReady
2025 Fund	3,420,004	(188,735)	3,231,269	978,082	—	(18,024,537)	—	104,020,572

Putnam
RetirementReady
2020 Fund	3,051,859	(904)	3,050,955	1,693,565	—	(21,313,938)	—	196,734,798

Putnam Retirement
Income Fund
Lifestyle 1	2,163,983	(3,957,081)	(1,793,098)	7,777	—	(1,209,756)	—	93,256,232

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

RetirementReady® Funds 87

Offering costs For Putnam RetirementReady 2060 Fund, the offering costs of $110,939 have been fully amortized on a straight-line basis over a twelve-month period as of November 30, 2016. The fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The funds do not pay a monthly management fee to Putnam Management.

Putnam Management has contractually agreed through November 30, 2018 for all the funds with the exception of Putnam RetirementReady 2060 Fund, where the contractual agreement is through November 30, 2026 to reimburse each fund for other expenses (excluding payments under each fund’s distribution plans, payments under the investor servicing contract, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses). During the reporting period, each fund’s expenses were reduced by the following amounts as a result of this limit.

Fees waived and
reimbursed by the Manager

Putnam RetirementReady 2060 Fund	$117,879

Putnam RetirementReady 2055 Fund	115,221

Putnam RetirementReady 2050 Fund	131,720

Putnam RetirementReady 2045 Fund	130,296

Putnam RetirementReady 2040 Fund	169,503

Putnam RetirementReady 2035 Fund	151,649

Putnam RetirementReady 2030 Fund	195,185

Putnam RetirementReady 2025 Fund	156,288

Putnam RetirementReady 2020 Fund	227,064

Putnam Retirement Income Fund Lifestyle 1	152,259

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of each fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Effective September 1, 2016, Putnam Investor Services, Inc., an affiliate of Putnam Management, will provide investor servicing agent functions to each fund and will receive fees for investor servicing (for class A, B, C, M, R and Y) that include (1) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (2) a specified rate based on the average net assets attributable to direct and underlying non-defined contribution accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s defined and non-defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class R6 shares will pay a monthly fee for investor servicing based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees for each fund were as follows:

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y	Total

Putnam RetirementReady 2060 Fund	$60	$18	$49	$15	$15	$19	$25	$201

Putnam RetirementReady 2055 Fund	14,117	173	1,417	129	498	1,107	4,842	22,283

Putnam RetirementReady 2050 Fund	58,265	694	1,194	227	1,728	2,421	6,123	70,652

Putnam RetirementReady 2045 Fund	62,753	935	1,457	316	2,258	2,700	9,453	79,872

Putnam RetirementReady 2040 Fund	145,582	1,033	1,205	256	2,750	4,253	10,698	165,777

Putnam RetirementReady 2035 Fund	107,143	1,689	2,460	808	2,796	5,420	14,352	134,668

Putnam RetirementReady 2030 Fund	204,061	1,811	2,178	328	3,664	4,863	9,909	226,814

Putnam RetirementReady 2025 Fund	115,572	1,749	3,142	501	3,959	4,101	15,538	144,562

Putnam RetirementReady 2020 Fund	200,101	1,482	2,793	281	4,125	1,359	2,590	212,731

Putnam Retirement Income Fund
Lifestyle 1	93,803	1,357	2,393	688	1,529	1,109	6,419	107,298

88 RetirementReady® Funds

Each fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the funds at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% (0.50% for Putnam Retirement Income Fund Lifestyle 1) and 0.50% of the average net assets attributable to class A, class B, class C, class M, and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees for each fund were as follows:

	Class A	Class B	Class C	Class M	Class R	Total

Putnam RetirementReady 2060 Fund	$101	$125	$334	$81	$54	$695

Putnam RetirementReady 2055 Fund	17,951	887	7,273	497	1,275	27,883

Putnam RetirementReady 2050 Fund	92,312	4,410	7,542	1,057	5,011	110,332

Putnam RetirementReady 2045 Fund	93,323	5,605	8,763	1,418	6,591	115,700

Putnam RetirementReady 2040 Fund	264,470	7,294	8,679	1,400	9,234	291,077

Putnam RetirementReady 2035 Fund	163,404	10,307	15,145	3,701	8,305	200,862

Putnam RetirementReady 2030 Fund	376,538	12,994	15,420	1,843	12,917	419,712

Putnam RetirementReady 2025 Fund	180,061	10,961	19,617	2,319	12,399	225,357

Putnam RetirementReady 2020 Fund	403,697	11,398	21,675	1,674	17,147	455,591

Putnam Retirement Income Fund
Lifestyle 1	175,574	10,087	17,651	2,542	5,375	211,229

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions from the sale of class A and class M shares, and received contingent deferred sales charges from redemptions of class B and class C shares, in the following amounts:

	Class A net	Class M net
	commissions	commissions	Class B CDSC	Class C CDSC

Putnam RetirementReady 2060 Fund	$474	$—	$—	$—

Putnam RetirementReady 2055 Fund	3,245	58	297	149

Putnam RetirementReady 2050 Fund	3,009	197	3,381	119

Putnam RetirementReady 2045 Fund	5,603	66	524	119

Putnam RetirementReady 2040 Fund	5,794	136	145	344

Putnam RetirementReady 2035 Fund	10,753	47	824	137

Putnam RetirementReady 2030 Fund	2,345	247	333	75

Putnam RetirementReady 2025 Fund	8,233	88	684	42

Putnam RetirementReady 2020 Fund	3,191	394	295	280

Putnam Retirement Income Fund
Lifestyle 1	5,576	—	147	366

RetirementReady® Funds 89

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received the following amounts on class A redemptions:

Class A CDSC

Putnam RetirementReady 2060 Fund	$—

Putnam RetirementReady 2055 Fund	—

Putnam RetirementReady 2050 Fund	20

Putnam RetirementReady 2045 Fund	—

Putnam RetirementReady 2040 Fund	29

Putnam RetirementReady 2035 Fund	—

Putnam RetirementReady 2030 Fund	—

Putnam RetirementReady 2025 Fund	—

Putnam RetirementReady 2020 Fund	—

Putnam Retirement Income Fund Lifestyle 1	—

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds were as follows:

	Cost of purchases	Proceeds from sales

Putnam RetirementReady 2060 Fund	$173,974	$24,148

Putnam RetirementReady 2055 Fund	9,609,482	3,919,824

Putnam RetirementReady 2050 Fund	28,233,864	17,983,268

Putnam RetirementReady 2045 Fund	26,290,652	19,044,500

Putnam RetirementReady 2040 Fund	74,341,174	48,505,834

Putnam RetirementReady 2035 Fund	54,566,892	33,362,090

Putnam RetirementReady 2030 Fund	110,223,605	71,803,332

Putnam RetirementReady 2025 Fund	53,237,140	35,407,250

Putnam RetirementReady 2020 Fund	136,239,995	84,024,097

Putnam Retirement Income Fund Lifestyle 1	44,209,358	31,601,470

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

Putnam RetirementReady 2060 Fund

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	4,815	$50,848	1,512	$14,148

Shares issued in connection with
reinvestment of distributions	59	590	23	222

	4,874	51,438	1,535	14,370

Shares repurchased	(254)	(2,766)	(234)	(2,177)

Net increase	4,620	$48,672	1,301	$12,193

90 RetirementReady® Funds

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	161	$1,600	74	$700

Shares issued in connection with
reinvestment of distributions	14	144	23	216

	175	1,744	97	916

Shares repurchased	(2)	(25)	—	—

Net increase	173	$1,719	97	$916

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	2,521	$26,240	1,227	$11,675

Shares issued in connection with
reinvestment of distributions	45	448	23	216

	2,566	26,688	1,250	11,891

Shares repurchased	(64)	(671)	—	—

Net increase	2,502	$26,017	1,250	$11,891

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	92	$986	—	$—

Shares issued in connection with
reinvestment of distributions	14	139	23	218

	106	1,125	23	218

Shares repurchased	(2)	(25)	—	—

Net increase	104	$1,100	23	$218

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	90	$959	—	$—

Shares issued in connection with
reinvestment of distributions	16	163	23	220

	106	1,122	23	220

Shares repurchased	—	—	—	—

Net increase	106	$1,122	23	$220

			FOR THE PERIOD 9/2/16
			(COMMENCEMENT OF OPERATIONS)
			TO 7/31/17

Class R6			Shares	Amount

Shares sold			7,664	$79,226

Shares issued in connection with reinvestment of distributions			56	559

			7,720	79,785

Shares repurchased			(539)	(5,559)

Net increase			7,181	$74,226

RetirementReady® Funds 91

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	2,399	$25,490	1,365	$12,819

Shares issued in connection with
reinvestment of distributions	26	263	24	224

	2,425	25,753	1,389	13,043

Shares repurchased	(2,669)	(27,353)	(13)	(118)

Net increase (decrease)	(244)	$(1,600)	1,376	$12,925

Putnam RetirementReady 2055 Fund

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	539,161	$5,953,708	373,508	$3,913,627

Shares issued in connection with
reinvestment of distributions	5,971	64,007	29,696	301,115

	545,132	6,017,715	403,204	4,214,742

Shares repurchased	(160,388)	(1,771,005)	(174,294)	(1,805,031)

Net increase	384,744	$4,246,710	228,910	$2,409,711

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	1,825	$19,711	1,498	$15,313

Shares issued in connection with
reinvestment of distributions	20	212	614	6,204

	1,845	19,923	2,112	21,517

Shares repurchased	(983)	(10,850)	(1,729)	(16,923)

Net increase	862	$9,073	383	$4,594

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	11,233	$121,476	15,711	$157,753

Shares issued in connection with
reinvestment of distributions	211	2,219	4,268	42,548

	11,444	123,695	19,979	200,301

Shares repurchased	(5,732)	(63,107)	(3,925)	(40,228)

Net increase	5,712	$60,588	16,054	$160,073

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	1,179	$12,938	1,956	$20,481

Shares issued in connection with
reinvestment of distributions	31	336	354	3,591

	1,210	13,274	2,310	24,072

Shares repurchased	(29)	(310)	(2,396)	(27,575)

Net increase (decrease)	1,181	$12,964	(86)	$(3,503)

92 RetirementReady® Funds

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	16,914	$186,834	11,593	$119,716

Shares issued in connection with
reinvestment of distributions	211	2,253	1,835	18,549

	17,125	189,087	13,428	138,265

Shares repurchased	(21,916)	(238,000)	(9,180)	(95,341)

Net increase (decrease)	(4,791)	$(48,913)	4,248	$42,924

			FOR THE PERIOD 9/2/16
			(COMMENCEMENT OF OPERATIONS)
			TO 7/31/17

Class R6			Shares	Amount

Shares sold			317,503	$3,419,927

Shares issued in connection with reinvestment of distributions			2,209	23,860

			319,712	3,443,787

Shares repurchased			(42,192)	(474,557)

Net increase			277,520	$2,969,230

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	132,648	$1,460,096	249,346	$2,575,980

Shares issued in connection with
reinvestment of distributions	2,338	25,223	16,454	167,662

	134,986	1,485,319	265,800	2,743,642

Shares repurchased	(283,524)	(3,036,016)	(50,467)	(520,074)

Net increase (decrease)	(148,538)	$(1,550,697)	215,333	$2,223,568

Putnam RetirementReady 2050 Fund

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	1,205,088	$21,397,931	1,263,051	$20,780,213

Shares issued in connection with
reinvestment of distributions	13,160	230,425	29,092	480,011

	1,218,248	21,628,356	1,292,143	21,260,224

Shares repurchased	(720,050)	(12,883,977)	(515,092)	(8,400,347)

Net increase	498,198	$8,744,379	777,051	$12,859,877

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	4,034	$68,027	10,061	$161,260

Shares issued in connection with
reinvestment of distributions	—	—	306	4,996

	4,034	68,027	10,367	166,256

Shares repurchased	(6,446)	(110,992)	(2,515)	(39,059)

Net increase (decrease)	(2,412)	$(42,965)	7,852	$127,197

RetirementReady® Funds 93

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	9,919	$173,291	11,564	$187,028

Shares issued in connection with
reinvestment of distributions	—	—	548	8,873

	9,919	173,291	12,112	195,901

Shares repurchased	(4,003)	(70,608)	(5,443)	(88,264)

Net increase	5,916	$102,683	6,669	$107,637

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	2,210	$39,654	2,884	$47,664

Shares issued in connection with
reinvestment of distributions	21	368	88	1,469

	2,231	40,022	2,972	49,133

Shares repurchased	(2,446)	(45,968)	(608)	(10,235)

Net increase (decrease)	(215)	$(5,946)	2,364	$38,898

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	33,556	$601,146	29,283	$474,644

Shares issued in connection with
reinvestment of distributions	327	5,664	1,118	18,274

	33,883	606,810	30,401	492,918

Shares repurchased	(76,770)	(1,353,380)	(126,860)	(2,060,451)

Net decrease	(42,887)	$(746,570)	(96,459)	$(1,567,533)

			FOR THE PERIOD 9/2/16
			(COMMENCEMENT OF OPERATIONS)
			TO 7/31/17

Class R6			Shares	Amount

Shares sold			394,216	$6,875,128

Shares issued in connection with reinvestment of distributions			2,156	37,994

			396,372	6,913,122

Shares repurchased			(31,845)	(573,795)

Net increase			364,527	$6,339,327

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	81,287	$1,454,760	199,442	$3,274,775

Shares issued in connection with
reinvestment of distributions	1,319	23,210	9,639	159,617

	82,606	1,477,970	209,081	3,434,392

Shares repurchased	(334,486)	(5,762,173)	(84,376)	(1,392,047)

Net increase (decrease)	(251,880)	$(4,284,203)	124,705	$2,042,345

94 RetirementReady® Funds

Putnam RetirementReady 2045 Fund

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	915,140	$18,001,185	1,069,649	$19,425,878

Shares issued in connection with
reinvestment of distributions	10,039	194,847	29,135	532,010

	925,179	18,196,032	1,098,784	19,957,888

Shares repurchased	(609,541)	(12,120,532)	(471,611)	(8,587,837)

Net increase	315,638	$6,075,500	627,173	$11,370,051

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	2,475	$44,771	9,495	$158,770

Shares issued in connection with
reinvestment of distributions	—	—	468	7,817

	2,475	44,771	9,963	166,587

Shares repurchased	(3,213)	(57,426)	(1,683)	(28,069)

Net increase (decrease)	(738)	$(12,655)	8,280	$138,518

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	6,794	$123,920	18,880	$314,732

Shares issued in connection with
reinvestment of distributions	—	—	1,138	19,045

	6,794	123,920	20,018	333,777

Shares repurchased	(23,419)	(412,948)	(4,579)	(75,671)

Net increase (decrease)	(16,625)	$(289,028)	15,439	$258,106

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	3,674	$72,734	763	$13,473

Shares issued in connection with
reinvestment of distributions	5	99	156	2,774

	3,679	72,833	919	16,247

Shares repurchased	(6,840)	(140,874)	(283)	(4,975)

Net increase (decrease)	(3,161)	$(68,041)	636	$11,272

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	34,963	$724,116	35,459	$659,279

Shares issued in connection with
reinvestment of distributions	216	4,305	1,194	22,431

	35,179	728,421	36,653	681,710

Shares repurchased	(63,167)	(1,285,128)	(114,343)	(2,145,912)

Net decrease	(27,988)	$(556,707)	(77,690)	$(1,464,202)

RetirementReady® Funds 95

			FOR THE PERIOD 9/2/16
			(COMMENCEMENT OF OPERATIONS)
			TO 7/31/17

Class R6			Shares	Amount

Shares sold			322,161	$7,381,443

Shares issued in connection with reinvestment of distributions			1,391	32,337

			323,552	7,413,780

Shares repurchased			(38,075)	(927,010)

Net increase			285,477	$6,486,770

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	112,740	$2,672,727	182,550	$4,025,965

Shares issued in connection with
reinvestment of distributions	1,152	26,754	6,115	133,310

	113,892	2,699,481	188,665	4,159,275

Shares repurchased	(322,006)	(7,351,257)	(36,508)	(766,455)

Net increase (decrease)	(208,114)	$(4,651,776)	152,157	$3,392,820

Putnam RetirementReady 2040 Fund

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	2,774,023	$58,917,310	3,108,674	$61,954,737

Shares issued in connection with
reinvestment of distributions	15,444	326,020	77,924	1,546,005

	2,789,467	59,243,330	3,186,598	63,500,742

Shares repurchased	(1,750,565)	(37,728,192)	(1,430,718)	(28,386,133)

Net increase	1,038,902	$21,515,138	1,755,880	$35,114,609

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	4,552	$88,809	7,712	$142,027

Shares issued in connection with
reinvestment of distributions	—	—	701	12,908

	4,552	88,809	8,413	154,935

Shares repurchased	(10,294)	(199,754)	(2,078)	(38,100)

Net increase (decrease)	(5,742)	$(110,945)	6,335	$116,835

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	17,527	$346,143	14,816	$269,579

Shares issued in connection with
reinvestment of distributions	—	—	876	15,916

	17,527	346,143	15,692	285,495

Shares repurchased	(14,776)	(291,215)	(13,079)	(241,080)

Net increase	2,751	$54,928	2,613	$44,415

96 RetirementReady® Funds

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	4,854	$102,788	3,595	$64,685

Shares issued in connection with
reinvestment of distributions	—	—	124	2,323

	4,854	102,788	3,719	67,008

Shares repurchased	(181)	(3,537)	(1,122)	(20,818)

Net increase	4,673	$99,251	2,597	$46,190

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	20,589	$454,924	27,522	$565,614

Shares issued in connection with
reinvestment of distributions	36	788	1,333	27,323

	20,625	455,712	28,855	592,937

Shares repurchased	(46,593)	(1,032,489)	(149,849)	(3,080,272)

Net decrease	(25,968)	$(576,777)	(120,994)	$(2,487,335)

			FOR THE PERIOD 9/2/16
			(COMMENCEMENT OF OPERATIONS)
			TO 7/31/17
Class R6			Shares	Amount

Shares sold			500,362	$12,306,331

Shares issued in connection with reinvestment of distributions			1,251	31,012

			501,613	12,337,343

Shares repurchased			(35,136)	(902,454)

Net increase			466,477	$11,434,889

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	101,769	$2,536,953	273,975	$6,363,696

Shares issued in connection with
reinvestment of distributions	952	23,570	11,675	271,074

	102,721	2,560,523	285,650	6,634,770

Shares repurchased	(416,010)	(10,092,400)	(84,704)	(1,983,326)

Net increase (decrease)	(313,289)	$(7,531,877)	200,946	$4,651,444

Putnam RetirementReady 2035 Fund

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	1,570,728	$33,771,033	1,478,185	$30,002,756

Shares issued in connection with
reinvestment of distributions	21,568	457,677	57,876	1,163,884

	1,592,296	34,228,710	1,536,061	31,166,640

Shares repurchased	(785,907)	(17,023,875)	(771,183)	(15,588,494)

Net increase	806,389	$17,204,835	764,878	$15,578,146

RetirementReady® Funds 97

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	3,138	$61,018	4,999	$92,040

Shares issued in connection with
reinvestment of distributions	—	—	1,298	24,078

	3,138	61,018	6,297	116,118

Shares repurchased	(25,062)	(503,850)	(7,697)	(143,049)

Net decrease	(21,924)	$(442,832)	(1,400)	$(26,931)

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	13,136	$260,316	27,052	$505,559

Shares issued in connection with
reinvestment of distributions	23	441	1,659	30,654

	13,159	260,757	28,711	536,213

Shares repurchased	(17,404)	(338,417)	(5,505)	(103,681)

Net increase (decrease)	(4,245)	$(77,660)	23,206	$432,532

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	436	$9,080	1,524	$28,893

Shares issued in connection with
reinvestment of distributions	59	1,204	507	9,847

	495	10,284	2,031	38,740

Shares repurchased	(286)	(5,895)	(635)	(12,258)

Net increase	209	$4,389	1,396	$26,482

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	34,726	$731,318	33,002	$644,285

Shares issued in connection with
reinvestment of distributions	492	10,079	1,897	36,812

	35,218	741,397	34,899	681,097

Shares repurchased	(73,216)	(1,526,490)	(160,707)	(3,149,394)

Net decrease	(37,998)	$(785,093)	(125,808)	$(2,468,297)

			FOR THE PERIOD 9/2/16
			(COMMENCEMENT OF OPERATIONS)
			TO 7/31/17

Class R6			Shares	Amount

Shares sold			629,127	$15,501,445

Shares issued in connection with reinvestment of distributions			3,344	82,853

			632,471	15,584,298

Shares repurchased			(64,189)	(1,653,225)

Net increase			568,282	$13,931,073

98 RetirementReady® Funds

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	170,802	$4,342,380	266,559	$6,351,056

Shares issued in connection with
reinvestment of distributions	2,019	49,994	13,322	311,739

	172,821	4,392,374	279,881	6,662,795

Shares repurchased	(550,820)	(13,467,739)	(82,528)	(1,944,808)

Net increase (decrease)	(377,999)	$(9,075,365)	197,353	$4,717,987

Putnam RetirementReady 2030 Fund

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	3,791,748	$80,302,792	4,237,650	$85,634,221

Shares issued in connection with
reinvestment of distributions	47,646	998,181	132,127	2,643,868

	3,839,394	81,300,973	4,369,777	88,278,089

Shares repurchased	(2,210,825)	(47,152,825)	(1,839,988)	(36,974,399)

Net increase	1,628,569	$34,148,148	2,529,789	$51,303,690

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	10,268	$208,339	5,411	$103,065

Shares issued in connection with
reinvestment of distributions	—	—	1,369	26,123

	10,268	208,339	6,780	129,188

Shares repurchased	(13,171)	(269,732)	(8,290)	(158,155)

Net decrease	(2,903)	$(61,393)	(1,510)	$(28,967)

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	20,219	$408,097	17,270	$326,050

Shares issued in connection with
reinvestment of distributions	29	575	1,588	30,254

	20,248	408,672	18,858	356,304

Shares repurchased	(25,085)	(512,130)	(6,312)	(119,097)

Net increase (decrease)	(4,837)	$(103,458)	12,546	$237,207

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	6,656	$140,052	1,733	$33,753

Shares issued in connection with
reinvestment of distributions	—	—	306	5,964

	6,656	140,052	2,039	39,717

Shares repurchased	(8,439)	(174,702)	(379)	(7,192)

Net increase (decrease)	(1,783)	$(34,650)	1,660	$32,525

RetirementReady® Funds 99

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	55,443	$1,136,140	39,071	$747,800

Shares issued in connection with
reinvestment of distributions	602	11,991	4,034	76,770

	56,045	1,148,131	43,105	824,570

Shares repurchased	(85,575)	(1,724,705)	(311,088)	(5,993,522)

Net decrease	(29,530)	$(576,574)	(267,983)	$(5,168,952)

			FOR THE PERIOD 9/2/16
			(COMMENCEMENT OF OPERATIONS)
			TO 7/31/17

Class R6			Shares	Amount

Shares sold			577,584	$13,810,694

Shares issued in connection with reinvestment of distributions			3,079	73,892

			580,663	13,884,586

Shares repurchased			(46,643)	(1,161,754)

Net increase			534,020	$12,722,832

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	129,488	$3,178,358	186,827	$4,295,186

Shares issued in connection with
reinvestment of distributions	1,512	36,267	16,991	388,255

	131,000	3,214,625	203,818	4,683,441

Shares repurchased	(514,397)	(12,226,788)	(100,616)	(2,296,013)

Net increase (decrease)	(383,397)	$(9,012,163)	103,202	$2,387,428

Putnam RetirementReady 2025 Fund

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	1,529,898	$32,767,323	1,795,322	$37,243,995

Shares issued in connection with
reinvestment of distributions	47,674	1,004,973	64,304	1,316,955

	1,577,572	33,772,296	1,859,626	38,560,950

Shares repurchased	(823,922)	(17,684,751)	(867,256)	(17,820,421)

Net increase	753,650	$16,087,545	992,370	$20,740,529

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	11,619	$234,714	7,301	$140,549

Shares issued in connection with
reinvestment of distributions	403	7,944	1,078	20,683

	12,022	242,658	8,379	161,232

Shares repurchased	(9,474)	(189,261)	(8,930)	(172,541)

Net increase (decrease)	2,548	$53,397	(551)	$(11,309)

100 RetirementReady® Funds

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	20,796	$417,469	26,334	$500,847

Shares issued in connection with
reinvestment of distributions	871	17,133	1,688	32,318

	21,667	434,602	28,022	533,165

Shares repurchased	(21,112)	(427,777)	(9,302)	(177,684)

Net increase	555	$6,825	18,720	$355,481

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	5,371	$106,913	1,823	$34,891

Shares issued in connection with
reinvestment of distributions	192	3,844	231	4,489

	5,563	110,757	2,054	39,380

Shares repurchased	(5,160)	(107,388)	(12)	(215)

Net increase	403	$3,369	2,042	$39,165

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	53,719	$1,090,424	34,769	$673,234

Shares issued in connection with
reinvestment of distributions	1,444	28,585	1,945	37,437

	55,163	1,119,009	36,714	710,671

Shares repurchased	(49,029)	(981,387)	(249,041)	(4,896,863)

Net increase (decrease)	6,134	$137,622	(212,327)	$(4,186,192)

			FOR THE PERIOD 9/2/16
			(COMMENCEMENT OF OPERATIONS)
			TO 7/31/17

Class R6			Shares	Amount

Shares sold			539,559	$11,508,262

Shares issued in connection with reinvestment of distributions			6,639	140,803

			546,198	11,649,065

Shares repurchased			(55,178)	(1,216,126)

Net increase			491,020	$10,432,939

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	128,196	$2,768,820	308,878	$6,480,626

Shares issued in connection with
reinvestment of distributions	6,242	132,203	16,774	344,881

	134,438	2,901,023	325,652	6,825,507

Shares repurchased	(561,566)	(11,937,872)	(53,576)	(1,098,140)

Net increase (decrease)	(427,128)	$(9,036,849)	272,076	$5,727,367

RetirementReady® Funds 101

Putnam RetirementReady 2020 Fund

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	5,638,470	$105,835,491	5,126,318	$93,863,826

Shares issued in connection with
reinvestment of distributions	85,900	1,591,714	149,938	2,715,373

	5,724,370	107,427,205	5,276,256	96,579,199

Shares repurchased	(3,026,147)	(57,026,841)	(2,121,598)	(38,688,240)

Net increase	2,698,223	$50,400,364	3,154,658	$57,890,959

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	10,634	$192,403	10,152	$179,982

Shares issued in connection with
reinvestment of distributions	190	3,396	1,378	24,122

	10,824	195,799	11,530	204,104

Shares repurchased	(16,298)	(295,771)	(7,861)	(138,234)

Net increase (decrease)	(5,474)	$(99,972)	3,669	$65,870

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	22,707	$408,883	36,143	$637,095

Shares issued in connection with
reinvestment of distributions	443	7,930	2,491	43,587

	23,150	416,813	38,634	680,682

Shares repurchased	(30,125)	(550,349)	(21,153)	(372,625)

Net increase (decrease)	(6,975)	$(133,536)	17,481	$308,057

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	4,710	$87,121	952	$17,156

Shares issued in connection with
reinvestment of distributions	68	1,249	222	3,959

	4,778	88,370	1,174	21,115

Shares repurchased	(1,162)	(21,586)	(860)	(15,924)

Net increase	3,616	$66,784	314	$5,191

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	171,352	$3,135,035	45,985	$813,504

Shares issued in connection with
reinvestment of distributions	1,321	23,624	4,373	76,433

	172,673	3,158,659	50,358	889,937

Shares repurchased	(118,789)	(2,150,383)	(177,431)	(3,183,249)

Net increase (decrease)	53,884	$1,008,276	(127,073)	$(2,293,312)

102 RetirementReady® Funds

			FOR THE PERIOD 9/2/16
			(COMMENCEMENT OF OPERATIONS)
			TO 7/31/17

Class R6			Shares	Amount

Shares sold			209,836	$4,403,437

Shares issued in connection with reinvestment of distributions			1,584	32,967

			211,420	4,436,404

Shares repurchased			(36,147)	(772,907)

Net increase			175,273	$3,663,497

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	36,430	$773,076	37,179	$758,634

Shares issued in connection with
reinvestment of distributions	617	12,828	6,982	141,521

	37,047	785,904	44,161	900,155

Shares repurchased	(200,197)	(4,173,554)	(53,257)	(1,081,350)

Net decrease	(163,150)	$(3,387,650)	(9,096)	$(181,195)

Putnam Retirement Income Fund Lifestyle 1

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	1,956,942	$33,678,424	1,040,315	$17,549,619

Shares issued in connection with
reinvestment of distributions	47,239	804,187	121,729	2,045,639

Shares issued in connection with the
merger of Putnam RetirementReady
2015 Fund	—	—	2,418,458	42,298,836

	2,004,181	34,482,611	3,580,502	61,894,094

Shares repurchased	(1,183,031)	(20,313,533)	(851,649)	(14,307,974)

Net increase	821,150	$14,169,078	2,728,853	$47,586,120

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	1,979	$33,327	1,941	$33,007

Shares issued in connection with
reinvestment of distributions	505	8,409	2,103	34,827

Shares issued in connection with the
merger of Putnam RetirementReady
2015 Fund	—	—	43,924	757,249

	2,484	41,736	47,968	825,083

Shares repurchased	(11,036)	(185,862)	(3,749)	(61,721)

Net increase (decrease)	(8,552)	$(144,126)	44,219	$763,362

RetirementReady® Funds 103

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	8,984	$151,873	31,414	$527,552

Shares issued in connection with
reinvestment of distributions	903	15,064	3,020	50,135

Shares issued in connection with the
merger of Putnam RetirementReady
2015 Fund	—	—	35,434	612,306

	9,887	166,937	69,868	1,189,993

Shares repurchased	(23,231)	(392,796)	(6,089)	(102,052)

Net increase (decrease)	(13,344)	$(225,859)	63,779	$1,087,941

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	3,243	$56,010	3,564	$60,883

Shares issued in connection with
reinvestment of distributions	284	4,840	1,014	17,081

Shares issued in connection with the
merger of Putnam RetirementReady
2015 Fund	—	—	6,980	122,364

	3,527	60,850	11,558	200,328

Shares repurchased	(5,857)	(100,858)	(2,965)	(50,546)

Net increase (decrease)	(2,330)	$(40,008)	8,593	$149,782

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	10,753	$184,326	11,752	$196,306

Shares issued in connection with
reinvestment of distributions	721	12,228	3,079	51,719

Shares issued in connection with the
merger of Putnam RetirementReady
2015 Fund	—	—	76,280	1,333,370

	11,474	196,554	91,111	1,581,395

Shares repurchased	(54,624)	(935,747)	(54,877)	(937,563)

Net increase (decrease)	(43,150)	$(739,193)	36,234	$643,832

			FOR THE PERIOD 9/2/16
			(COMMENCEMENT OF OPERATIONS)
			TO 7/31/17

Class R6			Shares	Amount

Shares sold			221,672	$3,823,086

Shares issued in connection with reinvestment of distributions			1,996	34,246

			223,668	3,857,332

Shares repurchased			(14,076)	(245,254)

Net increase			209,592	$3,612,078

104 RetirementReady® Funds

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	62,879	$1,084,247	177,172	$3,029,105

Shares issued in connection with
reinvestment of distributions	3,227	55,219	13,866	233,704

Shares issued in connection with the
merger of Putnam RetirementReady
2015 Fund	—	—	264,709	4,643,001

	66,106	1,139,466	455,747	7,905,810

Shares repurchased	(312,433)	(5,363,372)	(92,990)	(1,570,758)

Net increase (decrease)	(246,327)	$(4,223,906)	362,757	$6,335,052

At the close of the reporting period, Putnam Investments, LLC owned the following shares of each fund:

			Fair value at the
		Percentage of	end of the
	Shares owned	shares outstanding	reporting period

Putnam RetirementReady 2060 Fund class A	1,043	15.07%	$11,588

Putnam RetirementReady 2060 Fund class B	1,035	81.50	11,437

Putnam RetirementReady 2060 Fund class C	1,038	21.84	11,449

Putnam RetirementReady 2060 Fund class M	1,037	92.01	11,490

Putnam RetirementReady 2060 Fund class R	1,039	92.03	11,533

Putnam RetirementReady 2060 Fund class R6	1,034	14.40	11,529

Putnam RetirementReady 2060 Fund class Y	1,044	48.97	11,630

Putnam RetirementReady 2055 Fund class M	1,544	23.36	18,358

Putnam RetirementReady 2055 Fund class R	1,167	5.46	13,841

Putnam RetirementReady 2055 Fund class R6	958	0.35	11,525

Putnam RetirementReady 2050 Fund class R	307	0.81	5,894

Putnam RetirementReady 2050 Fund class R6	587	0.16	11,493

Putnam RetirementReady 2045 Fund class R	266	0.50	5,863

Putnam RetirementReady 2045 Fund class R6	444	0.16	11,437

Putnam RetirementReady 2040 Fund class R6	415	0.09	11,325

Putnam RetirementReady 2035 Fund class R	257	0.42	5,721

Putnam RetirementReady 2035 Fund class R6	414	0.07	11,190

Putnam RetirementReady 2030 Fund class R6	425	0.08	10,982

Putnam RetirementReady 2025 Fund class R	261	0.20	5,473

Putnam RetirementReady 2025 Fund class R6	479	0.10	10,801

Putnam RetirementReady 2020 Fund class R	286	0.12	5,368

Putnam RetirementReady 2020 Fund class R6	486	0.28	10,643

Putnam Retirement Income Fund Lifestyle 1 class R	299	0.72	5,274

Putnam Retirement Income Fund Lifestyle 1 class R6	594	0.28	10,520

RetirementReady® Funds 105

At the close of the reporting period, the following funds’ had shareholders of record that owned the following percentages of the outstanding shares of the fund.

Putnam RetirementReady 2060 Fund	49.8%, 9.1%

Putnam RetirementReady 2055 Fund	18.9%, 10.4%, 7.9%

Putnam RetirementReady 2050 Fund	11.3%

Putnam RetirementReady 2045 Fund	10.5%, 6.0%

Putnam RetirementReady 2040 Fund	7.1%

Putnam RetirementReady 2035 Fund	12.0%

Putnam RetirementReady 2030 Fund	5.4%

Putnam RetirementReady 2025 Fund	9.2%, 5.7%

Note 5: Initial capitalization and offering of shares

Putnam RetirementReady 2060 Fund was established as a series of the Trust on November 30, 2015 and commenced operations on November 30, 2015. Prior to November 30, 2015, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$10,000	1,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

106 RetirementReady® Funds

This page left blank intentionally.

RetirementReady® Funds 107

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which a fund owned at least 5% of the outstanding voting securities, were as follows:

Putnam RetirementReady 2060 Fund*

							Change in
							unrealized	Shares
	Fair value	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Name of affiliate	as of 7/31/16	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/17	as of 7/31/17

Putnam Absolute Return
100 Fund Class Y	$480	$17	$—	$—	$—	$—	$—	—	$—

Putnam Absolute Return
500 Fund Class Y	2,113	73	—	—	—	—	65	—	—

Putnam Absolute Return
700 Fund Class Y	7,238	248	—	—	—	—	280	—	—

Putnam Dynamic Asset Allocation
Equity Fund Class Y	72,827	2,428	—	—	—	—	(54)	—	—

Putnam Dynamic Asset Allocation
Growth Fund Class Y	15,828	530	—	—	—	—	57	—	—

Putnam Money Market Fund Class A	424	23	447	—	—	—	—	—	—

Putnam Absolute Return
100 Fund Class P	—	932	102	17	—	(1)	12	132	1,338

Putnam Absolute Return
500 Fund Class P	—	4,009	452	—	—	(16)	134	524	5,926

Putnam Absolute Return
700 Fund Class P	—	13,435	1,540	—	—	(66)	687	1,676	20,282

Putnam Dynamic Asset Allocation
Equity Fund Class P	—	123,105	17,443	1,301	—	1,238	17,859	15,173	199,978

Putnam Dynamic Asset Allocation
Growth Fund Class P	—	27,005	3,221	103	253	(11)	3,353	2,475	43,541

Putnam Government Money
Market Fund Class G	—	2,169	943	—	—	—	—	1,218	1,218

Totals	$98,910	$173,974	$24,148	$1,421	$253	$1,144	$22,393		$272,283

108 RetirementReady® Funds	RetirementReady® Funds 109

Putnam RetirementReady 2055 Fund*

							Change in
							unrealized	Shares
	Fair value	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Name of affiliate	as of 7/31/16	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/17	as of 7/31/17

Putnam Absolute Return
100 Fund Class Y	$65,894	$4,412	$1,203	$—	$—	$(14)	$46	—	$—

Putnam Absolute Return
500 Fund Class Y	207,105	13,865	3,782	—	—	(271)	5,233	—	—

Putnam Absolute Return
700 Fund Class Y	709,163	47,267	12,893	—	—	(1,392)	22,695	—	—

Putnam Dynamic Asset Allocation
Equity Fund Class Y	7,103,125	460,693	125,667	—	—	(7,764)	(46,638)	—	—

Putnam Dynamic Asset Allocation
Growth Fund Class Y	1,548,259	100,836	27,506	—	—	(1,962)	(4,476)	—	—

Putnam Money Market Fund Class A	43,062	6,520	49,582	—	—	—	—	—	—

Putnam Absolute Return
100 Fund Class P	—	70,495	22,588	2,087	—	(216)	1,190	11,663	118,144

Putnam Absolute Return
500 Fund Class P	—	213,725	70,990	—	—	(3,544)	12,878	33,048	374,105

Putnam Absolute Return
700 Fund Class P	—	709,023	242,015	—	—	(16,398)	65,786	105,848	1,280,764

Putnam Dynamic Asset Allocation
Equity Fund Class P	—	6,066,669	2,704,517	113,948	—	43,148	1,451,503	928,722	12,240,553

Putnam Dynamic Asset Allocation
Growth Fund Class P	—	1,766,896	587,142	10,590	25,855	1,841	315,016	176,924	3,112,089

Putnam Government Money
Market Fund Class G	—	149,081	71,939	117	—	—	—	77,143	77,143

Totals	$9,676,608	$9,609,482	$3,919,824	$126,742	$25,855	$13,428	$1,823,233		$17,202,798

110 RetirementReady® Funds	RetirementReady® Funds 111

Putnam RetirementReady 2050 Fund*

							Change in
							unrealized	Shares
	Fair value	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Name of affiliate	as of 7/31/16	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/17	as of 7/31/17

Putnam Absolute Return
100 Fund Class Y	$459,963	$33,813	$13,540	$—	$—	$(136)	$835	—	$—

Putnam Absolute Return
500 Fund Class Y	843,549	61,991	24,823	—	—	(1,685)	25,893	—	—

Putnam Absolute Return
700 Fund Class Y	2,889,932	211,334	84,622	—	—	(8,503)	114,465	—	—

Putnam Dynamic Asset Allocation
Equity Fund Class Y	23,254,440	1,651,221	661,184	—	—	(31,613)	(118,242)	—	—

Putnam Dynamic Asset Allocation
Growth Fund Class Y	11,853,287	845,335	338,490	—	—	(19,612)	(74,209)	—	—

Putnam Money Market Fund Class A	170,849	31,230	202,079	2	—	—	—	—	—

Putnam Absolute Return
100 Fund Class P	—	415,999	187,918	14,700	—	(1,674)	8,424	70,659	715,775

Putnam Absolute Return
500 Fund Class P	—	608,784	319,771	—	—	(16,893)	43,553	107,828	1,220,613

Putnam Absolute Return
700 Fund Class P	—	2,000,515	1,090,092	—	—	(79,678)	225,726	345,382	4,179,126

Putnam Dynamic Asset Allocation
Equity Fund Class P	—	12,974,434	9,991,494	339,799	—	79,416	4,120,250	2,373,083	31,277,229

Putnam Dynamic Asset Allocation
Growth Fund Class P	—	8,872,975	4,796,197	73,290	178,944	22,145	2,091,858	1,049,306	18,457,298

Putnam Government Money
Market Fund Class G	—	526,233	273,058	331	—	—	—	253,175	253,175

Totals	$39,472,020	$28,233,864	$17,983,268	$428,122	$178,944	$(58,233)	$6,438,553		$56,103,216

112 RetirementReady® Funds	RetirementReady® Funds 113

Putnam RetirementReady 2045 Fund*

							Change in
							unrealized	Shares
	Fair value	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Name of affiliate	as of 7/31/16	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/17	as of 7/31/17

Putnam Absolute Return
100 Fund Class Y	$864,986	$30,657	$32,087	$—	$—	$(781)	$2,798	—	$—

Putnam Absolute Return
500 Fund Class Y	951,645	33,723	35,296	—	—	(2,670)	29,555	—	—

Putnam Absolute Return
700 Fund Class Y	3,259,469	114,963	120,326	—	—	(11,646)	132,002	—	—

Putnam Dynamic Asset Allocation
Equity Fund Class Y	18,242,668	625,399	654,571	—	—	(5,716)	(99,992)	—	—

Putnam Dynamic Asset Allocation
Growth Fund Class Y	20,925,389	720,435	754,040	—	—	(14,391)	(90,579)	—	—

Putnam Money Market Fund Class A	193,788	20,175	213,963	1	—	—	—	—	—

Putnam Absolute Return
100 Fund Class P	—	701,372	319,541	27,284	—	(3,276)	14,072	124,201	1,258,156

Putnam Absolute Return
500 Fund Class P	—	585,081	321,191	—	—	(15,499)	42,552	111,999	1,267,824

Putnam Absolute Return
700 Fund Class P	—	1,913,612	1,096,590	—	—	(75,832)	225,112	358,744	4,340,797

Putnam Dynamic Asset Allocation
Equity Fund Class P	—	8,329,819	7,710,740	248,240	—	50,429	2,959,457	1,649,222	21,736,752

Putnam Dynamic Asset Allocation
Growth Fund Class P	—	12,666,933	7,497,981	122,583	299,296	1,218	3,412,682	1,669,680	29,369,667

Putnam Government Money
Market Fund Class G	—	548,483	288,174	431	—	—	—	260,309	260,309

Totals	$44,437,945	$26,290,652	$19,044,500	$398,539	$299,296	$(78,164)	$6,627,659		$58,233,505

114 RetirementReady® Funds	RetirementReady® Funds 115

Putnam RetirementReady 2040 Fund*

							Change in
							unrealized	Shares
	Fair value	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Name of affiliate	as of 7/31/16	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/17	as of 7/31/17

Putnam Absolute Return
100 Fund Class Y	$2,479,366	$180,895	$90,519	$—	$—	$(1,181)	$4,169	—	$—

Putnam Absolute Return
500 Fund Class Y	3,571,455	260,488	130,348	—	—	(9,793)	99,430	—	—

Putnam Absolute Return
700 Fund Class Y	7,975,225	578,863	289,662	—	—	(31,898)	292,669	—	—

Putnam Dynamic Asset Allocation
Equity Fund Class Y	17,035,258	1,201,140	601,048	—	—	(45,705)	(181,769)	—	—

Putnam Dynamic Asset Allocation
Growth Fund Class Y	69,482,359	4,920,335	2,462,125	—	—	(153,855)	(437,022)	—	—

Putnam Money Market Fund Class A	1,230,274	224,706	1,454,980	10	—	—	—	—	—

Putnam Absolute Return
100 Fund Class P	—	1,829,425	934,520	75,002	—	(9,150)	44,566	345,872	3,503,684

Putnam Absolute Return
300 Fund Class P	—	341,836	69,633	7,465	—	470	6,197	27,946	279,738

Putnam Absolute Return
500 Fund Class P	—	2,848,724	1,415,492	—	—	(66,511)	208,450	474,115	5,366,986

Putnam Absolute Return
700 Fund Class P	—	6,212,775	3,164,921	—	—	(213,002)	704,705	996,493	12,057,563

Putnam Dynamic Asset Allocation
Balanced Fund Class P	—	3,158,208	662,980	34,305	20,280	20,368	181,534	177,358	2,697,611

Putnam Dynamic Asset Allocation
Equity Fund Class P	—	8,289,225	9,097,895	220,156	—	177,729	2,687,186	1,477,859	19,478,181

Putnam Dynamic Asset Allocation
Growth Fund Class P	—	41,060,344	26,952,008	401,177	979,498	347,905	11,317,633	5,521,521	97,123,564

Putnam Government Money
Market Fund Class G	—	3,234,210	1,179,703	3,227	—	—	—	2,054,506	2,054,506

Totals	$101,773,937	$74,341,174	$48,505,834	$741,342	$999,778	$15,377	$14,927,748		$142,561,833

116 RetirementReady® Funds	RetirementReady® Funds 117

Putnam RetirementReady 2035 Fund*

							Change in
							unrealized	Shares
	Fair value	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Name of affiliate	as of 7/31/16	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/17	as of 7/31/17

Putnam Absolute Return
100 Fund Class Y	$1,818,939	$99,708	$45,004	$—	$—	$(1,052)	$9,484	—	$—

Putnam Absolute Return
300 Fund Class Y	875,795	47,859	21,602	—	—	(2,006)	32,930	—	—

Putnam Absolute Return
500 Fund Class Y	3,638,588	199,415	90,008	—	—	(8,831)	134,437	—	—

Putnam Absolute Return
700 Fund Class Y	7,677,130	418,771	189,016	—	—	(23,522)	374,368	—	—

Putnam Dynamic Asset Allocation
Balanced Fund Class Y	7,436,584	398,830	180,016	—	—	(12,633)	41,670	—	—

Putnam Dynamic Asset Allocation
Growth Fund Class Y	50,936,460	2,712,042	1,224,106	—	—	(174,204)	619,738	—	—

Putnam Money Market Fund Class A	1,987,355	251,539	2,238,894	20	—	—	—	—	—

Putnam Absolute Return
100 Fund Class P	—	1,567,850	578,190	59,980	—	(6,374)	27,377	285,579	2,892,920

Putnam Absolute Return
300 Fund Class P	—	1,143,140	346,000	45,316	—	(16,983)	39,690	175,123	1,752,987

Putnam Absolute Return
500 Fund Class P	—	2,520,119	1,079,910	—	—	(55,533)	155,522	478,252	5,413,810

Putnam Absolute Return
700 Fund Class P	—	5,300,434	2,302,075	—	—	(162,636)	512,889	959,201	11,606,344

Putnam Dynamic Asset Allocation
Balanced Fund Class P	—	10,909,387	3,219,672	233,786	120,795	(24,099)	1,186,133	1,087,191	16,536,183

Putnam Dynamic Asset Allocation
Growth Fund Class P	—	24,862,042	20,559,403	256,068	625,205	(388,733)	7,016,153	3,627,060	63,799,989

Putnam Government Money
Market Fund Class G	—	4,135,756	1,288,194	4,784	—	—	—	2,847,562	2,847,562

Totals	$74,370,851	$54,566,892	$33,362,090	$599,954	$746,000	$(876,606)	$10,150,391		$104,849,795

118 RetirementReady® Funds	RetirementReady® Funds 119

Putnam RetirementReady 2030 Fund*
							Change in
							unrealized	Shares
	Fair value	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Name of affiliate	as of 7/31/16	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/17	as of 7/31/17

Putnam Absolute Return
100 Fund Class Y	$5,077,690	$361,354	$161,830	$—	$—	$(1,197)	$10,601	—	$—

Putnam Absolute Return
300 Fund Class Y	6,226,320	441,654	197,792	—	—	(14,509)	192,044	—	—

Putnam Absolute Return
500 Fund Class Y	8,465,780	602,257	269,716	—	—	(18,228)	248,885	—	—

Putnam Absolute Return
700 Fund Class Y	18,998,614	1,345,040	602,366	—	—	(59,395)	721,170	—	—

Putnam Dynamic Asset Allocation
Balanced Fund Class Y	57,691,008	4,015,044	1,798,107	—	—	(102,808)	(114,807)	—	—

Putnam Dynamic Asset Allocation
Growth Fund Class Y	42,279,903	2,920,945	1,308,123	—	—	(83,919)	(57,882)	—	—

Putnam Money Market Fund Class A	4,826,257	808,732	5,634,989	44	—	—	—	—	—

Putnam Absolute Return
100 Fund Class P	—	3,842,582	1,835,142	154,938	—	(17,705)	89,138	727,098	7,365,503

Putnam Absolute Return
300 Fund Class P	—	5,283,995	2,407,984	253,722	—	(111,337)	259,841	966,258	9,672,245

Putnam Absolute Return
500 Fund Class P	—	6,958,272	3,225,544	—	—	(163,082)	488,872	1,156,140	13,087,505

Putnam Absolute Return
700 Fund Class P	—	11,645,541	6,537,329	—	—	(465,636)	1,440,101	2,188,906	26,485,760

Putnam Dynamic Asset Allocation
Balanced Fund Class P	—	39,817,129	21,689,452	1,301,705	621,948	(132,418)	6,555,929	5,538,561	84,241,519

Putnam Dynamic Asset Allocation
Conservative Fund Class P	—	2,341,929	455,827	29,075	8,848	2,308	65,888	182,304	1,954,297

Putnam Dynamic Asset Allocation
Growth Fund Class P	—	19,461,157	22,590,790	186,704	455,849	(189,782)	5,595,849	2,616,680	46,027,401

Putnam Government Money
Market Fund Class G	—	10,377,974	3,088,341	12,536	—	—	—	7,289,634	7,289,634

Totals	$143,565,572	$110,223,605	$71,803,332	$1,938,724	$1,086,645	$(1,357,708)	$15,495,629		$196,123,864

120 RetirementReady® Funds	RetirementReady® Funds 121

Putnam RetirementReady 2025 Fund*

							Change in
							unrealized	Shares
	Fair value	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Name of affiliate	as of 7/31/16	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/17	as of 7/31/17

Putnam Absolute Return
100 Fund Class Y	$3,879,541	$165,569	$120,274	$—	$—	$(2,566)	$25,071	—	$—

Putnam Absolute Return
300 Fund Class Y	6,954,575	295,910	214,958	—	—	(26,478)	303,749	—	—

Putnam Absolute Return
500 Fund Class Y	8,256,164	352,275	255,902	—	—	(24,536)	315,483	—	—

Putnam Absolute Return
700 Fund Class Y	11,363,800	482,616	350,586	—	—	(38,384)	564,630	—	—

Putnam Dynamic Asset Allocation
Balanced Fund Class Y	45,126,370	1,884,669	1,369,077	—	—	(72,896)	459,911	—	—

Putnam Dynamic Asset Allocation
Conservative Fund Class Y	4,178,376	183,777	127,951	7,640	—	(4,972)	19,234	—	—

Putnam Money Market Fund Class A	3,810,316	388,510	4,198,826	33	—	—	—	—	—

Putnam Absolute Return
100 Fund Class P	—	2,348,476	1,014,383	116,790	—	(17,223)	50,865	524,802	5,316,249

Putnam Absolute Return
300 Fund Class P	—	4,167,611	1,877,528	264,529	—	(129,015)	182,367	964,708	9,656,729

Putnam Absolute Return
500 Fund Class P	—	6,010,139	2,363,754	—	—	(133,902)	378,454	1,107,355	12,535,255

Putnam Absolute Return
700 Fund Class P	—	4,857,651	3,137,286	—	—	(245,500)	598,103	1,164,931	14,095,671

Putnam Dynamic Asset Allocation
Balanced Fund Class P	—	18,584,978	16,708,064	837,666	394,555	(558,838)	3,913,169	3,370,581	51,266,531

Putnam Dynamic Asset Allocation
Conservative Fund Class P	—	6,306,886	1,730,430	144,454	43,014	(40,132)	325,631	849,959	9,111,563

Putnam Government Money
Market Fund Class G	—	7,208,073	1,938,231	8,425	—	—	—	5,269,843	5,269,843

Totals	$83,569,142	$53,237,140	$35,407,250	$1,379,537	$437,569	$(1,294,442)	$7,136,667		$107,251,841

122 RetirementReady® Funds	RetirementReady® Funds 123

Putnam RetirementReady 2020 Fund*

							Change in
							unrealized	Shares
	Fair value	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Name of affiliate	as of 7/31/16	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/17	as of 7/31/17

Putnam Absolute Return
100 Fund Class Y	$8,280,735	$590,699	$304,151	$—	$—	$(2,393)	$(817)	—	$—

Putnam Absolute Return
300 Fund Class Y	17,447,964	1,240,468	638,718	—	—	(48,199)	443,102	—	—

Putnam Absolute Return
500 Fund Class Y	27,611,365	1,968,998	1,013,838	—	—	(71,037)	648,028	—	—

Putnam Absolute Return
700 Fund Class Y	12,070,183	856,514	441,020	—	—	(49,048)	368,786	—	—

Putnam Dynamic Asset Allocation
Balanced Fund Class Y	35,297,317	2,461,248	1,267,298	—	—	(79,985)	(44,506)	—	—

Putnam Dynamic Asset Allocation
Conservative Fund Class Y	30,340,515	2,193,614	1,100,014	57,251	—	(72,261)	(8,392)	—	—

Putnam Money Market Fund Class A	8,139,538	1,395,855	9,535,393	50	—	—	—	—	—

Putnam Absolute Return
100 Fund Class P	—	8,107,650	3,694,136	268,649	—	(32,654)	176,769	1,295,338	13,121,771

Putnam Absolute Return
300 Fund Class P	—	17,014,062	8,058,423	713,022	—	(355,245)	889,892	2,790,703	27,934,935

Putnam Absolute Return
500 Fund Class P	—	25,138,132	12,137,696	—	—	(569,662)	1,838,189	3,835,026	43,412,497

Putnam Absolute Return
700 Fund Class P	—	7,642,491	6,176,933	—	—	(344,109)	942,104	1,228,848	14,869,057

Putnam Dynamic Asset Allocation
Balanced Fund Class P	—	21,098,997	21,054,285	637,669	282,389	19,716	2,987,761	2,591,650	39,418,991

Putnam Dynamic Asset Allocation
Conservative Fund Class P	—	30,193,897	14,075,770	775,362	216,395	(371,061)	2,116,617	4,591,190	49,217,553

Putnam Government Money
Market Fund Class G	—	16,337,370	4,526,422	18,958	—	—	—	11,810,949	11,810,949

Totals	$139,187,617	$136,239,995	$84,024,097	$2,470,961	$498,784	$(1,975,938)	$10,357,533		$199,785,753

124 RetirementReady® Funds	RetirementReady® Funds 125

Putnam Retirement Income Fund Lifestyle 1*

							Change in
							unrealized	Shares
	Fair value	Purchase	Sale	Investment	Capital gain	Realized	appreciation	outstanding	Fair value
Name of affiliate	as of 7/31/16	cost	proceeds	income	distributions	gain (loss)	(depreciation)	as of 7/31/17	as of 7/31/17

Putnam Absolute Return
100 Fund Class Y	$6,809,947	$179,955	$219,531	$—	$—	$(5,118)	$65,433	—	$—

Putnam Absolute Return
300 Fund Class Y	15,941,030	419,895	512,239	—	—	(53,631)	849,966	—	—

Putnam Absolute Return
500 Fund Class Y	22,706,778	599,850	731,770	—	—	(64,193)	1,109,793	—	—

Putnam Dynamic Asset Allocation
Conservative Fund Class Y	26,055,687	727,240	829,340	47,410	—	(77,871)	700,538	—	—

Putnam Money Market Fund Class A	4,463,911	307,336	4,771,247	39	—	—	—	—	—

Putnam Absolute Return
100 Fund Class P	—	3,436,540	2,101,512	178,267	—	(34,459)	63,922	809,040	8,195,573

Putnam Absolute Return
300 Fund Class P	—	7,860,491	5,217,383	517,650	—	(366,269)	163,265	1,906,639	19,085,452

Putnam Absolute Return
500 Fund Class P	—	10,794,913	7,005,749	—	—	(475,354)	594,156	2,431,865	27,528,717

Putnam Dynamic Asset Allocation
Conservative Fund Class P	—	12,551,095	8,318,069	507,544	145,228	(482,511)	888,921	2,911,938	31,215,979

Putnam Government Money
Market Fund Class G	—	7,332,043	1,894,630	8,738	—	—	—	5,437,413	5,437,413

Totals	$75,977,353	$44,209,358	$31,601,470	$1,259,648	$145,228	$(1,559,406)	$4,435,994		$91,463,134

* As of 8/31/16, the outstanding positions for each class Y underlying fund share was transferred to the class P underlying fund share.

Note 7: Market, credit and other risks

In the normal course of business, the underlying Putnam Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam Funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The underlying Putnam Funds may invest in foreign securities that involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

126 RetirementReady® Funds	RetirementReady® Funds 127

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the following fund’s hereby designate the following monies as a capital gain dividend with respect to the taxable year ended July 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

Amount

Putnam RetirementReady 2060 Fund	$1,606

Putnam RetirementReady 2055 Fund	124,964

Each fund designated the following percentages of ordinary income distributions as qualifying for the dividends received deductions for corporations.

Qualifying %

Putnam RetirementReady 2060 Fund	100.00%

Putnam RetirementReady 2055 Fund	100.00

Putnam RetirementReady 2050 Fund	100.00

Putnam RetirementReady 2045 Fund	100.00

Putnam RetirementReady 2040 Fund	100.00

Putnam RetirementReady 2035 Fund	100.00

Putnam RetirementReady 2030 Fund	67.37

Putnam RetirementReady 2025 Fund	47.38

Putnam RetirementReady 2020 Fund	31.61

Putnam Retirement Income Fund Lifestyle 1	16.94

For the reporting period, each fund hereby designates the following percentages, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rate.

Qualifying %

Putnam RetirementReady 2060 Fund	100.00%

Putnam RetirementReady 2055 Fund	100.00

Putnam RetirementReady 2050 Fund	100.00

Putnam RetirementReady 2045 Fund	100.00

Putnam RetirementReady 2040 Fund	100.00

Putnam RetirementReady 2035 Fund	100.00

Putnam RetirementReady 2030 Fund	87.96

Putnam RetirementReady 2025 Fund	66.08

Putnam RetirementReady 2020 Fund	44.83

Putnam Retirement Income Fund Lifestyle 1	24.74

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

128 RetirementReady® Funds

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

RetirementReady® Funds 129

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2017, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

130 RetirementReady® Funds

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Director of Accounting & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Director of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

RetirementReady® Funds 131

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

132 RetirementReady® Funds

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered Public	Robert T. Burns
Accounting Firm	Vice President and	Denere P. Poulack
PricewaterhouseCoopers LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam RetirementReady® Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN097 307454 9/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2017	$399,846	$ —	$60,535	$ —
July 31, 2016	$148,551	$8,000*	$59,348	$ —

*	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended July 31, 2017 and July 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $443,065 and $627,101 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2017	$ —	$382,530	$ —	$ —

July 31, 2016	$ —	$559,753	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam RetirementReady Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 29, 2017